UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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JAMES L. DOLAN

Executive Chairman &

Chief Executive Officer

Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders which is being held on Wednesday, December 11, 2019 at 10:00 a.m. Eastern Time at the J.P. Morgan Club at the Madison Square Garden Arena, located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY.

In addition to the matters described in the proxy statement, we will report on the Company’s activities. You will have an opportunity to ask questions.

Additional information on how to vote and, if you wish to attend, the requirements to obtain an admission ticket, is described in the enclosed materials. I look forward to seeing you at the meeting. Your vote is important to us.

Sincerely yours,

James L. Dolan

Executive Chairman &

Chief Executive Officer

October 25, 2019

THE MADISON SQUARE GARDEN COMPANY, TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

PROXY STATEMENT

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of

The Madison Square Garden Company

The Annual Meeting of Stockholders of The Madison Square Garden Company will be held at the J.P. Morgan Club at the Madison Square Garden Arena, located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY on Wednesday, December 11, 2019, at 10:00 a.m. Eastern Time to consider and vote upon the following proposals:

1.	Election of directors.

2.	Ratification of the appointment of our independent registered public accounting firm.

3.	An advisory vote on the compensation of our named executive officers.

4.	Conduct such other business as may be properly brought before the meeting.

Only stockholders of record on October 21, 2019 may vote at the meeting.

Your vote is important to us. Even if you plan on attending the annual meeting in person, we recommend that you vote as soon as possible by telephone, by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

If you wish to attend the annual meeting in person, you must request an admission ticket in advance of the meeting. You will be required to present the admission ticket and government-issued photo identification to enter the annual meeting. For more details, please see “General Information — How do I attend the 2019 annual meeting in person and what identification must I show?”

By order of the Board of Directors,

Mark C. Cresitello Senior Vice President, Associate General Counsel & Secretary

New York, New York

October 25, 2019

THE MADISON SQUARE GARDEN COMPANY, TWO PENNSYLVANIA PLAZA, NEW YORK, NY 10121

- i -

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PROXY STATEMENT SUMMARY

This summary highlights selected information in the proxy statement. Please review the entire proxy statement and our Annual

Report on Form 10-K for the fiscal year ended June 30, 2019 before voting.

VOTING ITEMS AND BOARD RECOMMENDATIONS

Proposals		Board Recommendation
Proposal 1	Election of directors	FOR
Proposal 2	Ratification of the appointment of our independent registered public accounting firm	FOR
Proposal 3	An advisory vote on the compensation of our named executive officers	FOR

COMPANY OVERVIEW

The Madison Square Garden Company (the “Company”) is a leader in live experiences comprised of celebrated venues, legendary sports teams, exclusive entertainment productions, and other entertainment assets which include dining and nightlife venues and music festivals. Utilizing our powerful assets, brands and live event expertise, the Company delivers premium and unique experiences that set the standard for excellence and innovation while forging deep connections with diverse and passionate audiences. We manage our business through the following two operating segments:

•	MSG Sports, which includes the Company’s professional sports franchises: the New York Knicks (the “Knicks”) of the National Basketball Association (the “NBA”), the New York Rangers (the “Rangers”) of the National Hockey League (the “NHL”), the Hartford Wolfpack of the American Hockey League, and the Westchester Knicks of the NBA G League. The MSG Sports segment also includes Counter Logic Gaming, a premier North American esports organization, and Knicks Gaming, the Company’s franchise that competes in the

NBA 2K League. In addition, the MSG Sports segment promotes, produces and/or presents a broad array of other live sporting events, including professional boxing, college basketball, college hockey, professional bull riding, mixed martial arts, esports and college wrestling.

•	MSG Entertainment, which features the Company’s live entertainment events — including concerts, and other live events such as family shows, performing arts and special events — which we present or host in our diverse collection of venues. Those venues are: Madison Square Garden, Hulu Theater at Madison Square Garden, Radio City Music Hall, the Beacon Theatre, the Forum, and The Chicago Theatre. Our MSG Entertainment segment also includes our original production — Christmas Spectacular Starring the Radio City Rockettes — as well as Boston Calling Events, LLC (“BCE”), the entertainment production company that owns and operates the Boston Calling Music Festival, and TAO Group Holdings LLC (“TAO Group”), a hospitality group with globally-recognized entertainment dining and nightlife brands.

COMMITMENT TO A TRANSFORMATIVE GROWTH STRATEGY

We are committed to a transformative multi-year strategy to ensure the Company remains well positioned to drive continued growth and long-term value creation.

This strategy includes the potential separation of our sports businesses from our entertainment businesses (the “Spin-Off Transaction”), which we believe would better highlight the unique value of our sports assets, particularly the Knicks and Rangers franchises.

The potential Spin-Off Transaction will also provide an opportunity for stockholders to participate in the high growth potential of the entertainment company as it continues to pursue the creation of ground-breaking, state-of-the-art venues called MSG Sphere. The first MSG Sphere is expected to open in Las Vegas in calendar year 2021, and the Company anticipates it will be the most highly utilized venue in its portfolio from an event count perspective, and generate substantial incremental revenue and adjusted operating income on an annual basis.

The Spin-Off Transaction is subject to various conditions, including league approvals and final approval by the Company’s Board of Directors (the “Board”).

Our Board and management team remain fully focused on executing this multi-year strategy that we believe will drive long-term value creation for stockholders.

CORPORATE GOVERNANCE AND BOARD PRACTICES

Our Board has adopted Corporate Governance Guidelines (the “Governance Guidelines”) and other practices to promote the functioning of the

Board and its committees to serve the best interests of all our stockholders. Several of our practices are highlighted below.

✓	Annual election of directors, with all directors serving one-year terms

✓

Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of the holders of both our Class A Common Stock and Class B Common Stock

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through end of service on the Board

APPROACH TO FOSTERING DIVERSITY AND INCLUSION

We believe the diverse perspectives and experiences of our employees enhance the value of the Company and produce a more vibrant, constructive and engaging place to work, and we are committed to fostering an inclusive company culture.

To advance our efforts, we have established a Diversity and Inclusion Council, which is comprised of employees from across the Company who have demonstrated a high level of passion and commitment to diversity and inclusion.

The Diversity and Inclusion Council will provide strategic guidance to senior management on diversity and inclusion initiatives, will serve as a resource to employees, and will work to promote an environment that fosters inclusivity and employee engagement and that enhances communication between departments.

The Council is co-sponsored by two of our Executive Vice Presidents.

DIRECTOR NOMINEES

The Board has nominated 17 director candidates. Of the 17 nominees, six are Class A nominees and eleven are Class B nominees. In connection with the nominations, our Board has approved an increase in the size of the Board from 14 to 17 directors and designated one of the vacancies as a directorship to be held by a person elected by the holders of the Company’s Class A Common Stock and two of the vacancies as directorships to be held by persons elected by the holders of the Company’s Class B Common Stock. The increase in the Board size and the designation of the vacancies will be effective as of the election of directors at the Company’s 2019 annual meeting. Assuming all of the director nominees are elected at the 2019 annual meeting, our Class A director representation will be approximately 35% of the Board, above the 25% required by our Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”).

All director candidates have been nominated for a one-year term to expire at the 2020 annual meeting of the Company’s stockholders and once their successors have been elected and qualified.

Our Class A nominees are elected by holders of our Class A Common Stock:

•	All Class A nominees are independent and collectively have significant business leadership experience, finance and accounting experience, government service experience, management experience, investment experience, operational and strategic planning experience, and extensive knowledge of the media and entertainment industry.

Our Class B nominees are elected by holders of our Class B Common Stock:

•	Class B nominees collectively have significant industry and business leadership experience, finance and accounting experience, operational and strategic planning experience, and unmatched institutional knowledge of the Company.

Our Board believes that the Company and its stockholders benefit from the combination of Class A and Class B nominees’ diverse perspectives, institutional knowledge, and their collective deep business and investment experience.

Detailed information about each nominee’s background, skills and qualifications can be found under “Proposal 1 — Election of Directors.”

Class A Director Nominees	Class B Director Nominees
Frank J. Biondi, Jr.	James L. Dolan	Ryan Dolan
Matthew C. Blank	Charles F. Dolan	Thomas C. Dolan
Joseph J. Lhota	Charles P. Dolan	Alan D. Schwartz
Richard D. Parsons	Kristin A. Dolan	Brian G. Sweeney
Nelson Peltz	Marianne Dolan Weber	Vincent Tese
Frederic V. Salerno	Paul J. Dolan

EXECUTIVE COMPENSATION PROGRAM

The Company is a sports and entertainment business comprised of dynamic and powerful assets and brands. We operate in specialized industries and our named executive officers (“NEOs”) have substantial and meaningful professional experience in these industries. Given the unique nature of our business, the Company places great importance on its ability to attract, retain, motivate and reward experienced NEOs who can continue to drive our business objectives and achieve strong financial, operational and stock price performance.

Executive Compensation Principles:

✓	Significant portion of compensation opportunities should be at risk

✓	Long-term performance incentives should generally outweigh short-term performance incentives

✓	Executive officers should be aligned with stockholders through equity compensation

✓	Compensation structure should enable the Company to attract, retain, motivate and reward the best talent

Elements of Compensation & Performance Objectives

The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that drive long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers total Company net revenue (“Total Company Net Revenue”) and adjusted operating income (“AOI”) to be the key financial measures of the Company’s operating performance. As such, our Compensation Committee has reflected these performance measures in our incentive plans, along with other specific strategic and operating measures.

The table below summarizes the current elements of our compensation program and how each element is linked to Company performance. For more information on our executive compensation program and policies, please see “Compensation Discussion & Analysis.”

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed
Annual Incentive	Cash	Financial (50%)	Total Company Net Revenue (40%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
Company AOI (60%)
		Strategic (50%)	Strategic Objectives
Long- Term Incentive	Performance Stock Units (50%)	Total Company Net Revenue (50%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest after three years to the extent that financial performance targets measured in the last year of the three-year period are achieved

Business Unit AOI (50%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

CEO 2019 Fiscal Year Alignment Awards

In October 2018, the Company entered into a new employment agreement with James L. Dolan. Mr. Dolan is spearheading an ambitious vision to ensure the Company remains at the forefront of live sports and entertainment innovation and excellence. This vision includes the Company’s plans to build state-of-the-art venues, called MSG Sphere, and the proposed Spin-Off Transaction. The Company has reached an important inflection point as we move forward with the construction of our first MSG Sphere in Las Vegas and our proposed Spin-Off Transaction. As the person driving this multi-year growth strategy, Mr. Dolan plays an integral role in its successful execution. As a result, the Compensation Committee designed a performance-based award to expressly incentivize Mr. Dolan’s focus on achieving this vision, with realized compensation that is aligned with the returns to be created for stockholders. Mr. Dolan will realize the full value of this award only upon the creation of substantial long-term stockholder value. For more information, see “Compensation Discussion & Analysis.”

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 11, 2019

GENERAL INFORMATION

COMPANY OVERVIEW

The Madison Square Garden Company, a Delaware corporation, is a holding company and conducts substantially all of its operations through its subsidiaries. In this proxy statement, the words “Company,” “we,” “us,” “our,” “Madison Square Garden” and “MSG” refer to The Madison Square Garden Company, a Delaware corporation. Our Class A Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MSG.” As a result, we are subject to certain of the NYSE corporate governance listing standards.

The Company, formerly named MSG Spinco, Inc., was incorporated on March 4, 2015 as an indirect, wholly-owned subsidiary of MSG

Networks Inc. (“MSG Networks”). We changed our name to The Madison Square Garden Company on September 30, 2015 (the “MSG Distribution Date”) in connection with the distribution of all of the Company’s outstanding common stock to the stockholders of MSG Networks (the “MSG Distribution”). Pursuant to the MSG Distribution, the Company acquired the entertainment and sports businesses previously owned and operated by MSG Networks through its MSG Entertainment and MSG Sports business segments, including the arenas and other venues previously owned, leased or operated by MSG Networks as well as MSG Networks’ interests in various joint ventures.

PROXY STATEMENT MATERIALS

These proxy materials are provided in connection with the solicitation of proxies by our Board for the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on Wednesday, December 11, 2019, at the J.P. Morgan Club at the Madison Square Garden Arena, which is located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY.

This proxy statement is first being sent to stockholders on or about October 25, 2019. Unless otherwise indicated, references to “2019,” the “2019 fiscal year” and the “year ended June 30, 2019” refer to the Company’s fiscal year ended on June 30, 2019.

QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT OUR ANNUAL MEETING AND VOTING

Who may vote at the annual meeting?

Holders of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), and holders of our Class B common stock, par value $0.01 per share (“Class B Common Stock,” together with Class A Common Stock, collectively, “Company Stock”), as recorded in our stock register at the close of business on October 21, 2019, may vote at the meeting. On October 21, 2019, there were 19,353,383 shares of Class A Common Stock and 4,529,517 shares of Class B Common Stock outstanding. Each share of Class A Common Stock has one vote per share and holders will be voting for the election of six candidates to the Board. Each share of Class B Common Stock has ten votes per share and holders will be voting for the election of eleven candidates to the Board. As a result of their ownership of all of the shares of Class B Common Stock, members of the Charles F. Dolan family and certain related family entities have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve Proposals 2 and 3, regardless of how other shares are voted.

Why did I receive a Notice of Annual Meeting and Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials by Internet. Accordingly, the Company has sent a Notice of Annual Meeting and Internet Availability of Proxy Materials to our stockholders. All stockholders have the ability to access the proxy materials on the website referred to in the Notice of Annual Meeting and Internet Availability of Proxy Materials or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials by Internet or to request a printed copy may be found in the Notice of Annual Meeting and Internet Availability of Proxy Materials. In addition, our stockholders may request to receive proxy materials in printed form by mail or electronically. If you previously chose to receive proxy materials electronically, you will continue to receive access to these materials via email unless you otherwise elect. The Company encourages our stockholders who have not already done so to take advantage of the availability of the proxy materials on the Internet to help reduce the cost and the environmental impact of the annual meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Internet Availability of Proxy Materials was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. If you requested printed copies of the proxy materials by mail, you will receive a voting instruction form from that organization.

What votes need to be present to hold the annual meeting?

In order to carry on the business of the annual meeting, we need a majority of the votes represented by the outstanding shares eligible to vote on October 21, 2019 to be present, in person or by proxy. This is known as a “quorum.” If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for such action. Abstentions and broker non-votes (described below) are considered present for purposes of determining a quorum.

How do I vote?

You may vote in advance of the annual meeting by telephone, Internet or mail by following the instructions provided on the Notice of Annual Meeting and Internet Availability of Proxy Materials. If you choose to vote by mail, please sign, date and return the proxy card in the postage-paid envelope provided. You may also vote in person or by legal proxy at the annual meeting. Even if you plan to attend the annual meeting in person, the Board strongly recommends that you submit a proxy to vote your shares in advance so that your vote will be counted if you later decide not to attend the annual meeting.

Can my broker vote my shares without instructions from me?

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you must instruct them how to vote your shares. Please use the voting instruction form provided to you by your brokerage firm, bank, broker-dealer or other similar organization to direct them how to vote your shares. If you do not provide voting instructions, your shares will not be voted on the election of directors or any other proposal on which the brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the brokerage firm, bank, broker-dealer or other similar organization can register your shares as being present at the annual meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under applicable rules.

If you are a beneficial owner whose shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, your brokerage firm, bank, broker-dealer or other similar organization has discretionary voting authority under applicable rules to vote your shares on the ratification of the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accountants (Proposal 2), even if the brokerage firm, bank, broker-dealer or other similar organization does not receive voting instructions from you. However, your brokerage firm, bank, broker-dealer or other similar organization does not have discretionary authority to vote on the (i) election of directors (Proposal 1) or (ii) advisory vote with respect to the compensation of our NEOs (Proposal 3) without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

What is the voting requirement to approve each of the proposals?

Election of directors by the holders of our Class A Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class A Common Stock. Election of directors by the holders of our Class B Common Stock requires the affirmative vote of the plurality of votes cast by holders of our Class B Common Stock. Approval of (i) the appointment of KPMG as the Company’s independent registered public accounting firm (Proposal 2) and (ii) the advisory vote with respect to the compensation of our NEOs (Proposal 3), require the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and the holders of our Class B Common Stock, voting together as a single class. Abstentions and broker non-votes will not affect the outcome of the proposals because abstentions and broker non-votes are not considered votes cast. As a result of their ownership of all of the shares of our Class B Common Stock, members of the Charles F. Dolan family and certain related family entities, have the power to elect all of the directors to be elected by the holders of our Class B Common Stock, and to approve the (i) ratification of the appointment of KPMG as the Company’s independent registered public accounting firm (Proposal 2) and (ii) advisory vote with respect to the compensation of our NEOs (Proposal 3), regardless of how other shares are voted. Proposal 3 is an advisory vote only and is not binding on the Company.

Can I change my vote after I have voted?

Yes. If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may change your vote prior to the annual meeting by:

•

re-voting your shares by Internet or by telephone by following the instructions on the Notice of Annual Meeting and Internet Availability of Proxy Materials or proxy card (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted);

•	signing and returning a valid proxy card or voting instruction form with a later date;

•	delivering a written notice of revocation to the Company’s Secretary at Two Pennsylvania Plaza, New York, NY 10121; or

•	attending the annual meeting and voting in person (but your attendance at the annual meeting will not automatically revoke your proxy unless you validly vote again at the annual meeting).

If your shares are held of record by a brokerage firm, bank, broker-dealer or other similar organization, you should follow the instructions they provide in order to change your vote.

How will my shares be voted at the annual meeting if I submit a proxy card?

The proxy materials, including the proxy card, are being solicited on behalf of the Board. The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board recommends, which is:

•	FOR the election of each of the Director nominees named in this proxy statement to be elected by holders of the relevant class of Company Stock (Proposal 1);

•	FOR the ratification of the appointment of KPMG as our independent registered public accounting firm (Proposal 2); and

•	FOR the approval, on an advisory basis, of the compensation of our NEOs (Proposal 3).

Who participates in and pays for this solicitation?

The Company will bear the expense of preparing, printing and mailing this proxy statement and the accompanying materials. Solicitation of individual stockholders may be made by mail, personal interviews, telephone, facsimile, electronic delivery or other telecommunications by our executive officers and regular employees who will receive no additional compensation for such activities.

We have retained D.F. King & Co., Inc. to assist with the solicitation of proxies for a fee estimated not to exceed $20,000, plus reimbursement for out-of-pocket expenses. In addition, we will reimburse brokers and other nominees for their expenses in forwarding solicitation material to beneficial owners.

How do I attend the 2019 annual meeting in person and what identification must I show?

An admission ticket is required if you plan to attend the annual meeting in person. Without an admission ticket, you will not be able to attend the annual meeting. To be admitted to the 2019 annual meeting, you must have been a stockholder at the close of business on the record date of October 21, 2019 or be the legal proxy holder or qualified representative of such stockholder. You must bring with you your admission ticket and a valid government-issued photo identification card (federal, state or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification will not be permitted to attend the annual meeting. Registration will begin at 9:00 a.m. Eastern Time. We encourage you to arrive early to ensure plenty of time to complete the registration process before the annual meeting begins. Persons who have not completed registration by the time the annual meeting begins will not be permitted to enter the annual meeting.

Your proxy card or a legal proxy is not an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). You will need to enter your 16-digit control number, which can be found on your Notice of Annual

Meeting and Internet Availability of Proxy Materials, voting instruction form or proxy card. You may also request an admission ticket by calling the telephone number on your voting instruction form or proxy card. The deadline to obtain an admission ticket is 5:00 p.m. Eastern Time on December 2, 2019. If you have questions about admission to the annual meeting, please call 1-844-318-0137 (toll-free) or 925-331-6070 (international).

Please note that you will need your admission ticket to be admitted to the annual meeting whether you vote before or at the meeting, and regardless of whether you are a registered or beneficial stockholder. If you are attending the meeting as a proxy or qualified representative for a stockholder, you will need to bring your legal proxy or authorization letter in addition to your admission ticket and government-issued photo identification card.

Stockholders must provide advance written notice to the Company if they intend to have a legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or a qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on December 2, 2019 in order to allow enough time for the issuance of an admission ticket to such person. For further details, see “Other Matters — Advance Notice of Proxy Holders and Qualified Representatives.”

Please note that cameras, video and audio recording equipment and other similar electronic devices, as well as large bags (including backpacks, handbags and briefcases) and packages will need to be checked at the door. Additionally, the Company may impose additional restrictions on items that must be checked at the door as well as on the conduct of the meeting. To ensure the safety of all persons, attendees and bags will be subject to screening, including the use of x-ray screening where available, and may also be subject to additional security inspections.

Requests for admission tickets will be processed in the order received. Please note that seating is limited, and requests for tickets will be handled on a first-come, first-served basis.

What is “householding” and how does it affect me?

Stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials may receive only one copy of this Notice of Annual Meeting and Proxy Statement and Annual Report on Form 10-K for the fiscal year ended June 30, 2019 (the “2019 Form 10-K”) unless we are notified that one or more of these stockholders wishes to receive individual copies. This “householding” procedure will reduce our printing costs and postage fees as well as the environmental impact of the annual meeting.

Stockholders who participate in householding will continue to receive separate proxy cards.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Householding Department, by calling their toll-free number, 1-866-540-7095, or by writing to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. You will be removed from the householding program within 30 days of receipt of your instructions, at which time you will then be sent separate copies of the documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

How can I get electronic access to the proxy materials?

This Notice of Annual Meeting and Proxy Statement, the proxy card and the Company’s 2019 Form 10- K, along with instructions on how to obtain an admission ticket, which is required to attend the annual meeting in person, are available at www.proxyvote.com.

In accordance with the SEC rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead we are sending these stockholders a Notice of Annual Meeting and Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and 2019 Form 10-K, and voting by Internet. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice of Annual

Meeting and Internet Availability of Proxy Materials also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. If you previously elected to receive proxy materials electronically, these materials will continue to be sent via email unless you change your election.

If you receive paper copies of our proxy materials and would like to sign up for electronic delivery via email or the Internet, please follow the instructions to vote by Internet at www.proxyvote.com and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

BOARD AND GOVERNANCE PRACTICES

OVERVIEW

The following section provides an overview of our Board and corporate governance practices. We have taken several actions to be responsive to stockholder feedback, including expanding our stockholder outreach efforts and enhancing our proxy disclosure to provide greater transparency to our stockholders.

CORPORATE GOVERNANCE PRACTICES

Our Board has adopted the Governance Guidelines and other practices to promote the functioning of the Board and its committees to serve the best interests of all our stockholders. The Governance Guidelines and our other governance documents provide a framework for our governance practices, including:

✓	Annual election of directors, with all directors serving one-year terms

✓	Board composition to include a broad range of skills, experience, industry knowledge, diversity of opinion and contacts relevant to the Company’s business that serves the interests of all stockholders

✓	Board self-assessments conducted at least annually to assess the mix of skills and experience that directors bring to the Board to facilitate an effective oversight function

✓	Robust director nomination criteria to ensure a diversity of viewpoints, background and expertise in the boardroom

✓	Regular executive sessions of independent directors

✓	Independent Board committees, with each of the Audit Committee and the Compensation Committee comprised 100% of independent directors

✓	Restricted stock units subject to holding requirement through the end of service on the Board

Our Governance Guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Executive Chairman and the Chief Executive Officer, management succession, Board and executive compensation, and Board self-assessment requirements. The full text of our Governance Guidelines may be viewed at our corporate website at www.themadisonsquaregardencompany.com under Investors — Corporate Governance. A copy may be obtained by writing to The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

STOCKHOLDER ENGAGEMENT

Fostering long-term relationships with our stockholders is a priority for the Company. Engagement helps us gain insight into the issues most important to our stockholders, informing Board discussions and allowing us to consider investors’ views on a range of topics including corporate governance and executive compensation matters.

We regularly engage with stockholders, and during the 2019 fiscal year we engaged with holders of approximately two-thirds of our Class A Common Stock concerning our Board, governance and executive compensation practices, with the specific goal of seeking stockholder feedback. We greatly value the views of our stockholders, and we look forward to continuing this dialogue.

BOARD LEADERSHIP STRUCTURE

Our Board has the flexibility to determine whether the roles of Executive Chairman and Chief Executive Officer should be separated or combined. The Board makes this decision based on its evaluation of the circumstances and the Company’s specific needs. The Board believes combining these roles is the optimal leadership structure for the Company at this time because of Mr. Dolan’s familiarity with the Company’s business and industry, as well as his ability to most effectively identify strategic priorities of the Company and ensure execution of the Company’s strategy.

BOARD SELF-ASSESSMENT

The Board conducts an annual self-assessment to determine whether the Board and its committees are functioning effectively. Among other things, the Board’s self-assessment seeks input from the directors on whether they have the tools and access necessary to perform their oversight function as well as suggestions for improvement of the Board’s functioning. In addition, our Audit Committee and Compensation Committee each conducts its own annual self-assessment, which includes an assessment of the adequacy of their performance as compared to their respective charters.

EXECUTIVE SESSIONS OF NON-MANAGEMENT AND INDEPENDENT BOARD MEMBERS

Under our Governance Guidelines, either our directors who are not also executive officers of our Company (the “non-management directors”) or our directors who are independent under the NYSE rules are required to meet regularly in executive sessions with no members of management present. If non-management directors who are not independent participate in these executive sessions, the independent directors under the NYSE rules are required to meet separately in executive sessions at least once each year.

RISK OVERSIGHT

Our Board believes that risk oversight is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in this risk oversight role. The Audit Committee discusses guidelines and policies governing the process by which the Company’s management assesses and manages the Company’s exposure to risk, and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee considers the Company’s exposure to risk in establishing and implementing our executive compensation program. The Compensation Committee, with the assistance of its independent compensation consultant, reviewed the level of risk incentivized by the Company’s executive compensation program as well as incentive programs below the executive officer level. Based on this assessment and the executive compensation program’s emphasis on long-term performance, its close connection to Company-wide and divisional performance and its equity-based component designed to align the executive officers’ compensation with the Company’s long-term strategy and growth, the Compensation Committee determined that our executive compensation program does not create incentives for excessive risk-taking that are reasonably likely to have a material adverse effect on the Company.

COMMUNICATING WITH OUR DIRECTORS

Our Board has adopted policies designed to allow our stockholders and other interested parties to communicate with our directors. Any interested party who wishes to communicate directly with the Board or any director or the non-management directors as a group should send communications in writing to the Chairman of the Audit Committee, The Madison Square Garden Company, Two Pennsylvania Plaza, New York,

NY 10121. Any person, whether or not an employee, who has a concern with respect to our accounting, internal accounting controls, auditing issues or other matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting the MSG Integrity Hotline, which is operated by a third-party service provider, at 1-877-756-4306 or www.msg.ethicspoint.com.

CODE OF CONDUCT AND ETHICS

Our Board has adopted a Code of Conduct and Ethics for our directors, officers and employees. A portion of this Code of Conduct and Ethics also serves as a code of conduct and ethics for our senior financial officers, including our principal accounting officer and controller. Among other things, our Code of Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, reporting and compliance with the Code of Conduct and Ethics, confidentiality, corporate opportunities, fair dealing, protection and proper use of Company assets and equal employment opportunity and harassment. The full text of the Code of Conduct and Ethics is available on our website at www.themadisonsquaregardencompany.com under Investors — Corporate Governance. In addition, a copy may be obtained by writing to The Madison Square Garden Company, Two Pennsylvania Plaza, New York, NY 10121; Attention: Corporate Secretary.

DIRECTOR INDEPENDENCE

As a “controlled company” we are not subject to the corporate governance rules of the NYSE requiring: (i) a majority of independent directors on our Board, (ii) an independent corporate governance and nominating committee, and (iii) an independent compensation committee. On account of this, and based on our ownership and voting structure, we do not have a majority of independent directors on our Board and we have not created a corporate governance and nominating committee; however, we maintain an independent compensation committee.

Under the terms of our Certificate of Incorporation, the holders of our Class B Common Stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

Despite the fact that our Board does not have a majority of independent directors, we value independent oversight and perspectives in our boardroom. That independent input is fostered by our Certificate of Incorporation, which gives our Class A stockholders the right to elect 25% of our Board, as well as by the presence on our Board of two directors elected by our Class B stockholders who meet the NYSE standards of independence. In addition, the nominees for election at the 2019 annual meeting reflect the addition of two new independent directors, Messrs. Blank and Salerno, who are being nominated for election by holders of Class A Common Stock. In addition, Messrs. Biondi, Jr., Lhota, Parsons and Peltz, who are currently independent directors elected by holders of Class A Common Stock, and Messrs. Schwartz and Tese, who are currently independent directors elected by holders of Class B Common Stock, are being nominated for re-election at the 2019 annual meeting. Assuming all of the director nominees are elected at the 2019 annual meeting, our actual Class A director representation will be approximately 35% of the Board, above the 25% required by our Certificate of Incorporation. Our Board believes that the Company and its stockholders will benefit from the combination of the additional perspectives provided by the new independent director nominees and the continuity provided by the current independent directors, as well as their collective deep business expertise. We welcome their combined insights as we continue to pursue our strategies to create long-term shareholder value.

Mr. Sperling will not be standing for re-election by holders of Class A Common Stock at the 2019 annual meeting; our Board extends its gratitude to Mr. Sperling for his service as a director.

Our Board has determined that each of the following non-management directors and director nominees is “independent” within the meaning of the rules of the NYSE and the SEC: Frank J. Biondi, Jr., Matthew C. Blank, Joseph J. Lhota, Richard D. Parsons, Nelson Peltz, Alan D. Schwartz, Scott M. Sperling, Frederic V. Salerno and Vincent Tese. In reaching its determination, the Board considered the following:

•	Mr. Biondi, Jr. serves as a director of AMC Networks Inc. (“AMC Networks”) (a Company that is also controlled by the Dolan Family) since 2018. The Board determined that this relationship is not material and that Mr. Biondi, Jr. is independent within the meaning of the rules of the NYSE and the SEC.

•	Mr. Lhota serves as a director of MSG Networks since 2016 and previously served as an Executive Vice President of MSG Networks from 2010 to 2011. The Board determined that these relationships are not material and that Mr. Lhota is independent within the meaning of the rules of the NYSE and the SEC.
•	MSG, through one or more subsidiaries, had arrangements with Twenty Holdings, Inc. (f/k/a InSite Applications, LLC) (“Twenty Holdings”), a real-time location-sharing technology company designed, in part, to enhance the customer experience and fan engagement at the Company’s venues and events that expired in 2019. Darren Peltz, a son of Mr. Peltz, is the Chief Executive Officer and a controlling shareholder of Twenty Holdings. Other immediate family members of Mr. Peltz also have an indirect equity interest in Twenty Holdings. Under these arrangements, MSG had no role in the management of Twenty Holdings. MSG owns no equity interest in Twenty Holdings and has no active business arrangements with Twenty Holdings, although it may in the future. The Board determined that this relationship is not material and Mr. Peltz is independent within the meaning of the rules of the NYSE and the SEC.

•	Mr. Schwartz previously served as a director of MSG Networks from 2010 to 2015. Mr. Schwartz also served as a director of AMC Networks Inc. from 2011 to 2016. From time to time, he, or entities for which he serves as an officer or principal, have performed services for AMC Networks. The Board determined that performance of these services, and the receipt of compensation for these services, is not material and Mr. Schwartz is independent within the meaning of the rules of the NYSE and the SEC.

•	Mr. Tese served as a director of AMC Networks from 2010 to 2015 and his brother is employed by MSG Sports & Entertainment, LLC, a subsidiary of the Company, in a non-executive officer position. See “Transactions with Related Parties.” The Board determined that these relationships are not material and Mr. Tese is independent within the meaning of the rules of the NYSE and the SEC.

DIRECTOR NOMINATIONS

As permitted under the NYSE rules, we do not have a nominating committee and believe it is appropriate not to have one because of our stockholder voting structure. The Board has nonetheless established a nomination mechanism in our Governance Guidelines for the selection of nominees for election as directors by the holders of our Class A Common Stock (“Class A Directors”) and by the holders of our Class B Common Stock (“Class B Directors”), as follows:

•	Nominees for election as Class A Directors are recommended to the Board by a majority of the independent Class A Directors then in office.

•	Nominees for election as Class B Directors are recommended to our Board by a majority of the Class B Directors then in office.

Our Certificate of Incorporation provides holders of the Company’s Class B Common Stock the right to elect up to 75% of the members of our Board and holders of our Class A Common Stock the right to elect 25% of the members of our Board.

DIRECTOR SELECTION

Our Board believes that each director nominee should be evaluated based on the skills needed on the Board and his or her individual merits, taking into account, among other matters, the factors set forth in our Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•	The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience and contacts relevant to our business;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skill and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of our Company.

The Class A Directors evaluate and recommend Class A Director candidates to the Board for nomination as Class A Directors and suggest individuals for the Board to explore in more depth. The Board also considers Class A Director nominees recommended by our stockholders. Nominees recommended by our stockholders are given consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2020 annual meeting may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with other information required by the Company’s Amended By-laws. See “Other Matters — Stockholder Proposals for 2020 Annual Meeting.”

The Class B Directors will consult from time to time with one or more of the holders of our Class B Common Stock to ensure that all Class B Director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of a majority of the outstanding Class B Common Stock. The Class B Directors do not intend to consider unsolicited suggestions of nominees by holders of our Class A Common Stock. We believe that this is appropriate in light of the voting provisions of our Certificate of Incorporation which provide the holders of our Class B Common Stock the exclusive right to elect our Class B Directors.

BOARD MEETINGS

The Board met six times during the fiscal year ended June 30, 2019. Each of our directors who was on the Board during the 2019 fiscal year attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during 2019.

We encourage our directors to attend annual meetings of our stockholders and believe that attendance at annual meetings is equally as important as attendance at Board and committee meetings. Ten of our 14 directors who were on the Board during the 2019 fiscal year attended the 2018 annual stockholders’ meeting.

COMMITTEES

Our board has two standing committees comprised solely of independent directors: the Audit Committee and the Compensation Committee.

Audit Committee

•	Members: Messrs. Parsons, Schwartz and Tese (Chair)

•	Meetings during fiscal year ended June 30, 2019: 7

The primary purposes and responsibilities of our Audit Committee are to:

•	assist the Board in (i) its oversight of the integrity of our financial statements, (ii) its oversight of our compliance with legal and regulatory requirements, (iii) assessing our independent registered public accounting firm’s qualifications and independence, and (iv) assessing the performance of our internal audit function and independent registered public accounting firm;

•	appoint, compensate, retain, oversee and terminate the Company’s independent registered public accounting firm and pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services, if any, to be provided by the independent registered public accounting firm;

•	review the appointment and replacement of the head of our Internal Audit Department and to review and coordinate the agenda, scope, priorities, plan and authority of the Internal Audit Department;

•	establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and for the confidential, anonymous submission by Company employees or any provider of accounting-related services of concerns regarding questionable accounting and auditing matters and review of submissions and treatment of any such complaints;

•	review and approve related party transactions that are required to be disclosed under SEC rules or that require such approval under the Company’s Related Party Transaction Approval Policy (if the Audit Committee is then serving as the Independent Committee under such policy);

•	conduct and review with the Board an annual self-assessment of the Audit Committee;

•	prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement;

•	review and reassess the Audit Committee charter at least annually; and

•	report to the Board on a regular basis.

Our Board has determined that each member of our Audit Committee is “independent” within the meaning of the rules of both the NYSE and the

SEC, and that each has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years and is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements. Our Board has also determined that each of Messrs. Parsons, Schwartz and Tese is an “audit committee financial expert” within the meaning of the rules of the SEC.

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls, auditing and other matters may be submitted to the Audit Committee. This procedure is described under “Board and Governance Practices — Communicating with Our Directors.”

The text of our Audit Committee charter is available on our website at www.themadisonsquaregardencompany.com under Investors — Corporate Governance. A copy may be obtained by writing to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee

•	Members: Messrs. Sperling (Chair), Lhota and Tese

•	Meetings during fiscal year ended June 30, 2019: 7

The primary purposes and responsibilities of our Compensation Committee are to:

•	establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs;

•	review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers who are required to file reports with the SEC under Section 16 of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”) (together with the Chief Executive Officer, the “Senior Employees”), evaluate the Senior Employees’ performance in light of these goals and objectives and determine and approve their compensation based upon that evaluation;

•	approve any new equity compensation plan or material changes to an existing plan;

•	oversee the activities of the committee or committees administering our retirement and benefit plans;

•	in consultation with management, oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Internal Revenue Code, as amended (the “Code”);

•	determine and approve any severance or similar termination payments to be made to Senior Employees (current or former);

•	determine the components and amount of Board compensation and review such determinations from time to time in relation to other similarly situated companies;

•	prepare any reports of the Compensation Committee to be included in the Company’s annual proxy statement in accordance with the applicable rules and regulations of the SEC;

•	conduct and review with the Board an annual self-assessment of the Compensation Committee; and

•	report to the Board on a regular basis, but not less than annually.

The Compensation Committee reviews the performance of the Senior Employees, evaluates their performance in light of those goals and objectives and, either as a committee or together with any other independent directors (as directed by the Board), determines and approves the Senior Employees’ compensation level based on this evaluation. In determining the long-term incentive component of our Chief Executive Officer’s compensation, the Compensation Committee considers, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies and the awards given to the Chief Executive Officer in past years.

As discussed above, our Board has determined that each member of our Compensation Committee is “independent” under the rules of the NYSE.

The Compensation Committee may, in its discretion, delegate a portion of its duties and responsibilities to one or more subcommittees of the Compensation Committee. For example, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Compensation Committee who are (i) “non-employee directors” for the purposes of Rule 16b-3 of the Exchange Act, and (ii) “outside directors” for the purposes of Section 162(m) of the Code (“Section 162(m)”). The Compensation Committee may also engage outside compensation consultants to assist in the performance of its duties and responsibilities. The text of our Compensation Committee charter is available on our website at www.themadisonsquaregardencompany.com under Investors — Corporate Governance. A copy may be obtained by writing to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

Compensation Committee Interlocks and Insider Participation

Messrs. Scott M. Sperling, Joseph J. Lhota and Vincent Tese currently serve as members of the

Compensation Committee. None of them is a current nor a former executive officer or employee of the Company.

Independent Committees

In addition to standing committees, the Company’s Board from time to time appoints or empowers a committee of our Board consisting entirely of independent directors (an “Independent Committee”) to act with respect to specific matters.

The Company has adopted a policy whereby an Independent Committee will review and approve or take such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds $120,000.

Our Board has also adopted a special approval policy for transactions with MSG Networks and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG Networks and its subsidiaries and AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds $120,000. To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of these transactions.

For a further discussion of the scope of these policies, see “Related Party Transaction Approval Policy.”

Other Committee Matters

Our Amended By-laws permit the Board to form an Executive Committee of the Board which would have the power to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, except as limited by the Delaware

General Corporation Law. Our Board has not formed an Executive Committee, although it could do so in the future.

Our Amended By-laws also permit the Board to appoint other committees of the Board from time to time which would have such powers and duties as the Board properly determines.

DIRECTOR COMPENSATION

The following table describes the components of our non-management directors’ compensation program in effect during the fiscal year ended June 30, 2019:

Compensation Element(1)	Compensation(3)

Annual Cash Retainer	$50,000

Annual Equity Retainer(2)	$110,000

Annual Audit/Compensation Committee Member Fee	$5,000

Annual Audit/Compensation Committee Chair Fee	$10,000

Board and Audit/Compensation Committee Meeting Fees	$2,000 per meeting (in person) $500 per meeting (by telephone)

(1)	A director who is also a Company employee receives no compensation for serving as a director.

(2)

Each director receives an annual grant of restricted stock units determined by dividing the value of the annual equity retainer by the 20-trading day average closing market price on the day prior to the grant date (typically the annual meeting). Restricted stock units are fully vested on the date of grant but remain subject to a holding requirement until the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, in which case they are settled as soon as practicable), at which time they are settled in stock or, at the Compensation Committee’s election, in cash. Such compensation is made pursuant to the Company’s 2015 Stock Plan for Non-Employee Directors (the “Director Stock Plan”).

(3)	From time to time our Compensation Committee and/or our Board may approve additional or alternate compensation arrangements for directors who serve on Independent Committees.

In order for our directors to develop an intimate familiarity with the different types of events presented at our venues, the services and support offered to patrons at our events and the characteristics and features of our venues, the Company makes available to each of our non-management directors without charge up to two tickets per event for up to eight events per calendar year, subject to availability. Director attendance at such events is integrally and directly related to the performance of their duties and, as such, we do not deem the receipt of such tickets to be perquisites. These ticket limitations do not apply to special events to which non-management directors and their guests may have been specifically invited from time to time in their capacity as non-management directors of the Company (e.g., charity concerts, premieres, etc.). In addition, non-management directors are able to purchase tickets to events from the Company at face value, subject to availability. Tickets provided to non-management directors are not available for resale.

Director Compensation Table

The table below summarizes the total compensation paid to or earned by each person who served as a non-management director during the fiscal year ended June 30, 2019. Directors who are employees of the Company receive no compensation for service as directors and are therefore not identified in the table below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Frank J. Biondi, Jr.	163,500	112,744	276,244
Charles F. Dolan	59,000	112,744	171,744
Charles P. Dolan	57,500	112,744	170,244
Kristin A. Dolan	57,500	112,744	170,244
Marianne Dolan Weber	54,500	112,744	167,244
Thomas C. Dolan	57,000	112,744	169,744
Joseph J. Lhota	70,000	112,744	182,744
Richard D. Parsons	178,000	112,744	290,744
Nelson Peltz	57,000	112,744	169,744
Alan D. Schwartz	67,000	112,744	179,744
Scott M. Sperling	67,000	112,744	179,744
Brian G. Sweeney	56,500	112,744	169,244
Vincent Tese	80,500	112,744	193,244

(1)

These amounts represent retainer, committee, board and independent director meeting fees earned during the fiscal year ended June 30, 2019. With respect to Messrs. Biondi and Parsons, the amounts include compensation for service on one or more Independent Committees formed during the 2019 fiscal year. The amounts reported do not include any reasonable out-of-pocket expenses incurred in attending meetings for which the Company reimburses each non-management director.

(2)

This column reflects the grant date fair market value of 416 restricted stock units granted on December 6, 2018, to each non-management director, as calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used by the Company in calculating these amounts are set forth in Note 14 to our financial statements included in our 2019 Form 10-K. The values reflected in this column differ from the $110,000 value set forth in our directors’ compensation program because the value calculated under ASC Topic 718 differs from the 20-trading day average used to determine the number of shares granted to directors.

(3)

For each non-management director, the aggregate number of restricted stock units held as of June 30, 2019 is as follows: Frank J. Biondi, Jr., 1,564 units; Charles F. Dolan, 2,193 units; Charles P. Dolan, 2,193 units; Kristin A. Dolan, 2,193 units; Marianne Dolan Weber, 1,564 units; Thomas C. Dolan, 2,193 units; Joseph J. Lhota, 929 units; Richard D. Parsons, 2,193 units; Nelson Peltz, 2,193 units; Alan D. Schwartz, 2,193 units; Scott M. Sperling, 2,193 units; Brian G. Sweeney, 2,193 units; and Vincent Tese, 2,193 units.

PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board has nominated 17 candidates for election to the Board at this year’s annual meeting. In connection with the nominations, our Board has approved an increase in the size of the Board from 14 to 17 directors and designated one of the vacancies as a directorship to be held by a person elected by the holders of the Company’s Class A Common Stock and two of the vacancies as directorships to be held by persons elected by the holders of the Company’s Class B Common Stock. The increase in the Board size and the designation of the vacancies will be effective as of the election of directors at the Company’s 2019 annual meeting.

Of the 17 director nominees, six are to be elected by the holders of our Class A Common Stock and eleven are to be elected by the holders of our Class B Common Stock. All 17 nominees have been nominated for a term to expire at the 2020 annual meeting and until their successors have been elected and qualified.

The Company representatives appointed by the Board (the persons named on the proxy card, or, if applicable, their substitutes) will vote your shares as you instruct. If you sign your proxy card and return it without indicating how you would like to vote your shares, your shares will be voted to elect each of the director nominees below, as applicable, based on whether you are a holder of our Class A Common Stock or our Class B Common Stock. Information on each of our nominees is given below.

Each director nominee listed below has consented to being named in this proxy statement and has agreed to serve if elected. However, if a nominee for election as a director by the holders of our Class A Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class A proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class A Common Stock if the Board names one. If a nominee for election as a director by the holders of our Class B Common Stock becomes unavailable before the election or for good cause will not serve, the persons named on the Class B proxy card would be authorized to vote for a replacement director nominee for election as a director by the holders of our Class B Common Stock if the Board names one.

The Board recommends that you vote FOR each of the following candidates:

JAMES L. DOLAN – Age 64

Class B Director since March 4, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc., MSG Networks Inc.

Career Highlights

Mr. Dolan is a director and the Executive Chairman (since 2015) and Chief Executive Officer (since November 2017) of the Company. Mr. Dolan has also served as a director and the Executive Chairman of MSG Networks since 2009. Mr. Dolan was the Chief Executive Officer of Cablevision from 1995 until its sale in 2016. He was President of Cablevision from 1998 to 2014; Chief Executive Officer of Rainbow Media Holdings, Inc., a former subsidiary of Cablevision, from 1992 to 1995; and Vice President of Cablevision from 1987 to 1992. In addition to MSG Networks, Mr. Dolan has served as a director of AMC Networks since 2011 and previously served as a director of Cablevision from 1991 until its sale in 2016. James L. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan, the father of Charles P. Dolan and Ryan Dolan, the brother of Marianne Dolan Weber and Thomas C. Dolan, the brother-in-law of Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his experience as Executive Chairman of the Company since March 2015 and Chief Executive Officer of the Company since November 2017, his experience in various positions with Cablevision, including as its Chief Executive Officer, his experience in various positions with MSG Networks and its predecessors since 1999, including most recently as Executive Chairman, as well as the knowledge and experience he has gained about the Company’s businesses and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that James L. Dolan should serve as a director of the Company.

FRANK J. BIONDI, JR. – Age 74

Class A Director since December 9, 2016

Committee Membership: None

Other Public Company Directorships: AMC Networks, ViaSat, Inc.

Career Highlights

Frank J. Biondi, Jr. has served as Senior Managing Director of WaterView Advisors LLC, an investment advisor organization, since 1999. Prior to WaterView Advisors LLC, Mr. Biondi was the Chairman and Chief Executive Officer of Universal Studios, Inc. from 1996 to 1998, the President and Chief Executive Officer of Viacom, Inc. from 1987 to 1996, Executive Vice President of the Entertainment Business Sector of The Coca-Cola Company and Chairman and Chief Executive Officer of Coca-Cola Television from 1985 to 1987, Chairman and Chief Executive Officer of Time Inc.’s subsidiary Home Box Office, Inc. from 1982 to 1984, Vice President of Time Inc. from 1978 to 1984 and Assistant Treasurer of the Children’s Television Workshop from 1974 to 1978. Mr. Biondi has served as a director of AMC Networks since October 2018, and ViaSat, Inc. since 2015. Previously, Mr. Biondi served as a director of Seagate Technology plc from 2005 to 2017, Hasbro, Inc. from 2002 to 2015, RealD Inc. from 2010 until it ceased being a public company in 2016, Cablevision from 2005 until its sale in 2016 and Amgen Inc. from 2002 until 2017.

Key Skills & Experience

In light of Mr. Biondi’s experience as a senior executive and director of other public companies and his knowledge of the entertainment and media industries, our Board has concluded that Frank J. Biondi, Jr. should serve as a director of the Company.

MATTHEW C. BLANK – Age 69

Class A Director Nominee

Other Public Company Directorships: Cumulus Media Inc.

Career Highlights

Mr. Blank has served as a director of Cumulus Media, Inc., a media and entertainment company, since July 2018. He previously served as an advisor to Showtime Networks Inc., a premium television network and a subsidiary of CBS Corporation, from January 2018 to December 2018. Prior to that, he served as Chairman of Showtime in 2016 and 2017, and he served as Chief Executive Officer of Showtime from 1995 through 2015. Mr. Blank was President and Chief Operating Officer of Showtime from 1993 through 1995 and he served as Executive Vice President of Marketing, Creative Services, and Public Affairs from 1988 to 1992. Prior to his service at Showtime, Mr. Blank served for over 12 years in various roles at Home Box Office, Inc., a premium television network, leaving HBO as its Senior Vice President of Consumer Marketing. Mr. Blank previously served on the board of directors of Geeknet, Inc. from 2010 to 2015 and the National Cable Television Association from 1994 to 2017. He is a member of the board of directors of The Cable Center and serves as a trustee of The Harlem Children’s Zone, The Manhattan Theater Club, as well as The Creative Coalition, and The Museum of the Moving Image.

Key Skills & Experience

In light of Mr. Blank’s corporate management experience with Showtime Networks Inc. and Home Box Office, Inc., his service as a director of another public company, and his knowledge of the entertainment and media industries, our Board, acting on the recommendation of the directors elected by holders of our Class A Common Stock, has concluded that Matthew C. Blank should be elected to serve as a director of the Company.

CHARLES F. DOLAN – Age 93

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc., MSG Networks Inc.

Career Highlights

Mr. Dolan has served as a director and Executive Chairman of AMC Networks since 2011. He served as Chairman of Cablevision from 1985 until its sale in 2016. He was Chief Executive Officer of Cablevision from 1985 to 1995. Mr. Dolan founded and acted as the General Partner of Cablevision’s predecessor from 1973 to 1985 and established Manhattan Cable Television in 1961 and Home Box Office in 1971. In addition to AMC Networks, Mr. Dolan has served as a director of MSG Networks since 2009 and previously served as a director of Cablevision from 1985 until its sale in 2016. Charles F. Dolan is the father of James L. Dolan, Marianne Dolan Weber and Thomas C. Dolan, father-in-law of Kristin A. Dolan and Brian G. Sweeney, the uncle of Paul J. Dolan and grandfather of Charles P. Dolan and Ryan Dolan.

Key Skills & Experience

In light of Mr. Dolan’s experience in the cable television and cable programming industries, as well as his experience as founder of Cablevision, his service as Chairman and Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Charles F. Dolan should serve as a director of the Company.

CHARLES P. DOLAN – Age 32

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: None

Career Highlights

Mr. Dolan is an employee of Knickerbocker Group LLC since 2010. Mr. Dolan previously served as a director of MSG Networks from 2010 until the MSG Distribution Date. He is a graduate of New York University and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Ryan Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company and MSG Networks, our Board has concluded that Charles P. Dolan should serve as a director of the Company.

KRISTIN A. DOLAN – Age 53

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc., MSG Networks Inc., Revlon, Inc., The Wendy’s Company

Career Highlights

Ms. Dolan is the founder and has been the Chief Executive Officer of 605, LLC, an audience measurement and data analytics company in the media and entertainment industries, since its inception in 2016. Ms. Dolan previously served as the Chief Operating Officer of Cablevision from 2014 until its sale in 2016. Prior to becoming Chief Operating Officer, Ms. Dolan served in various other roles at Cablevision, including: President of Optimum Services from 2013 to 2014; Senior Executive Vice President of Product Management and Marketing from 2011 to 2013; and Senior Vice President from 2003 to 2011. Ms. Dolan has served as a director of MSG Networks since April 2018, Revlon, Inc. since May 2017, The Wendy’s Company since July 2017 and AMC Networks since 2011, and previously served as a director of Cablevision from 2010 until its sale in 2016 and MSG Networks from 2010 to 2015. Kristin A. Dolan is the spouse of James L. Dolan, the step-mother of Charles P. Dolan and Ryan Dolan, the daughter-in-law of Charles F. Dolan, the sister-in-law of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of her experience as Chief Executive Officer of 605, LLC and in various positions at Cablevision, her service as a director of other public companies, as well as the knowledge and experience she has gained about the Company’s business and the contributions she has made during her tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Kristin A. Dolan should serve as a director of the Company.

MARIANNE DOLAN WEBER – Age 62

Class B Director since December 9, 2016

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc.

Career Highlights

Ms. Dolan Weber is President of Heartfelt Wings Foundation Inc. since August 2015 and a Member of the Board of Green Mountain Foundation Inc. since September 2015. Ms. Dolan Weber served as Chairman of both the Dolan Family Foundation and the Dolan Children’s Foundation from 1999 to 2011 and Vice Chairman and Director of the Dolan Family Office, LLC from 1997 to 2011. Ms. Dolan Weber has served as a director of AMC Networks since 2011 and previously served as a director of Cablevision from 2005 until its sale in 2016 and MSG Networks from 2010 to 2014. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan and Thomas C. Dolan, the sister-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the aunt of Charles P. Dolan and Ryan Dolan.

Key Skills & Experience

In light of her experience as a member of Cablevision’s founding family and as former Chairman of the Dolan Family Foundation and her experience as the former Vice Chairman of the Dolan Family Office, LLC, as well as the knowledge and experience she has gained about the Company’s business and contributions she has made during her tenure as a director of both Cablevision and the Company, our Board has concluded that Marianne Dolan Weber should serve as a director of the Company.

PAUL J. DOLAN – Age 61

Class B Director Nominee

Other Public Company Directorships: J.M. Smucker Company, MSG Networks Inc.

Career Highlights

Mr. Dolan is the Chairman and Chief Executive Officer of the Cleveland Indians Major League Baseball (“MLB”) team since 2010. Mr. Dolan was President of the Cleveland Indians from 2004 to 2010 and Vice President and General Counsel from 2000 to 2004. Mr. Dolan has served on multiple committees of the MLB and is currently on the MLB’s Long Range Planning Committee, Ownership Committee and Diversity and Inclusion Committee. Mr. Dolan has been a director and member of the Executive Compensation Committee of the J.M. Smucker Company since 2006, and as of August 2017, serves as the Chair of the Executive Compensation Committee. Additionally, Mr. Dolan has served as a director of MSG Networks Inc. since 2015, Dix & Eaton, a privately-owned communications and public relations firm, since 2014, and previously served as a director of Cablevision from 2015 until its sale in 2016. Mr. Dolan was Chairman and Chief Executive Officer of Fast Ball Sports Productions, a sports media company, from 2006 through 2012. Paul J. Dolan is the nephew of Charles F. Dolan, a cousin by marriage of Brian G. Sweeney and Kristin A. Dolan, and the cousin of James L. Dolan, Thomas C. Dolan, Marianne Dolan Weber, Ryan Dolan and Charles P. Dolan.

Key Skills & Experience

In light of his extensive business and management experience in the sports and media industries, his experience as a member of Cablevision’s founding family, the experience he has gained during his tenure as a director of MSG Networks and of Cablevision, and his service on the board of another public company, our Board has concluded, acting on the recommendation of the directors elected by holders of our Class B Common Stock, that Paul J. Dolan should be elected to serve as a director of the Company.

RYAN DOLAN – Age 30

Class B Director Nominee

Other Public Company Directorships: None

Career Highlights

Mr. Dolan has served as Vice President, Interactive Experiences of MSG Ventures, a wholly-owned subsidiary of the Company, since June 2019, and previously served as Director, Interactive Experiences, since 2016. Mr. Dolan has played an integral role in the growth and development of MSG Ventures’ interactive gaming initiatives, and has significant familiarity with the business of the Company as a member of the third generation of Cablevision’s founding family. Mr. Dolan is the son of James L. Dolan, the stepson of Kristin A. Dolan, the brother of Charles P. Dolan, the grandson of Charles F. Dolan, the nephew of Marianne Dolan Weber, Thomas C. Dolan and Brian G. Sweeney and the cousin of Paul J. Dolan.

Key Skills & Experience

In light of his familiarity with the Company’s business, being a member of the third generation of Cablevision’s founding family, as well as the knowledge and experience he has gained about the Company’s business as an employee of MSG Ventures, a wholly-owned subsidiary of the Company and a key contributor to the Company’s growth strategy, our Board has concluded, acting on the recommendation of the directors elected by holders of our Class B Common Stock, that Ryan Dolan should be elected to serve as a director of the Company.

THOMAS C. DOLAN – Age 67

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc., MSG Networks Inc.

Career Highlights

Mr. Dolan served as Executive Vice President — Strategy and Development, Office of the Chairman of Cablevision from 2008 until its sale in 2016. He was Chief Executive Officer of Rainbow Media Corp. from 2004 to 2005; Executive Vice President and Chief Information Officer of Cablevision from 2001 until 2005; Senior Vice President and Chief Information Officer of Cablevision from 1996 to 2001; Vice President and Chief Information Officer of Cablevision from 1994 to 1996; General Manager of Cablevision’s East End Long Island cable system from 1991 to 1994; and System Manager of Cablevision’s East End Long Island cable system from 1987 to 1991. Mr. Dolan has served as a director of MSG Networks since 2010 and AMC Networks since 2011 and previously served as a director of Cablevision from 2007 until its sale in 2016. Mr. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan and Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney and Kristin A. Dolan, the cousin of Paul J. Dolan and the uncle of Charles P. Dolan and Ryan Dolan.

Key Skills & Experience

In light of his experience as a member of Cablevision’s founding family and in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Thomas C. Dolan should serve as a director of the Company.

JOSEPH J. LHOTA – Age 65

Class A Director since December 15, 2017

Committee Membership: Compensation

Other Public Company Directorships: MSG Networks Inc.

Career Highlights

Mr. Lhota is the Senior Vice President, Vice Dean and Chief of Staff at NYU Langone Health since 2014. In 2013, Mr. Lhota was a candidate for Mayor of the City of New York. He previously served as Chairman and Chief Executive Officer of the New York Metropolitan Transportation Authority from 2011 to 2012 and Chairman from June 2017 to November 2018. Mr. Lhota was Executive Vice President of MSG Networks from 2010 to 2011 and Executive Vice President of Cablevision from 2002 to 2010. Mr. Lhota was also the New York City Deputy Mayor for Operations from 1997 to 2001 and New York City Budget Director from 1995 to 1997. Mr. Lhota was an investment banker from 1980 to 1994. Prior to that, he was with Arthur Andersen & Co. Mr. Lhota has served as a director and chairman of the audit committee of MSG Networks since 2016, and previously served as a director and the chairman of the audit committee of FirstAviation Services, Inc. from 2002 until it became a private company in 2015, and a director of Cablevision from 2014 until its sale in 2016.

Key Skills & Experience

In light of Mr. Lhota’s experience as a former executive of MSG Networks, his experience as a senior executive and director of other public companies, his knowledge of the media and entertainment industry, his government service (including leading a major governmental organization) and his experience as an investment banker and accountant, our Board has concluded that Mr. Lhota should serve as a director of the Company.

RICHARD D. PARSONS – Age 71

Class A Director since September 30, 2015

Committee Membership: Audit

Other Public Company Directorships: Lazard Ltd., The Estée Lauder Companies Inc.

Career Highlights

Mr. Parsons is a co-founder and partner of Imagination Capital LLC, a venture capital firm launched in November 2017, and has been a Senior Advisor for Providence Equity Partners LLC, a global private equity and investment firm, since 2009. Mr. Parsons previously served as a director of MSG Networks from 2010 until May 2014 and again from September 2014 until the MSG Distribution Date. He also served as the interim Chief Executive Officer of the Los Angeles Clippers from May 2014 to September 2014. Mr. Parsons was Chairman of Citigroup Inc. from 2009 to 2012 and was a director of Citigroup from 1996 until 2012. Prior to that, he was Chairman of Time Warner from 2003 to 2008; Chief Executive Officer of Time Warner from 2002 to 2007; Co-Chief Operating Officer of AOL Time Warner from 2001 to 2002; President of Time Warner from 1995 to 2000; Chairman and Chief Executive Officer of Dime Bancorp from 1990 to 1995; and President and Chief Operating Officer of Dime Bancorp from 1988 to 1990. He was a Partner of Patterson, Belknap, Webb & Tyler law firm from 1979 to 1988. Mr. Parsons has served as a director of The Estée Lauder Companies Inc. since 1999, Lazard Ltd. since 2012, and CBS Corporation from September 9, 2018 to October 21, 2018. In addition, Mr. Parsons served as Interim Chairman of the Board of Directors of CBS Corporation from September 25, 2018 to October 21, 2018. Mr. Parsons is Chairman of the Apollo Theater Foundation and the Jazz Foundation of America and is a director of the Commission on Presidential Debates.

Key Skills & Experience

In light of Mr. Parsons’ extensive skills and wide-ranging experience arising from his roles as legal counsel, executive officer and outside director and independent Chairman of the Board, in areas such as consumer business, professional sports, corporate governance, financial reporting, risk management, compensation and corporate affairs, in addition to the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company and a former director of MSG Networks, our Board has concluded that Richard D. Parsons should serve as a director of the Company.

NELSON PELTZ – Age 77

Class A Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: The Wendy’s Company, Legg Mason, Inc., The Procter & Gamble Company, Sysco Corporation

Career Highlights

Mr. Peltz has served as the Chief Executive Officer and a founding partner of Trian Fund Management, L.P., a management company for various investment funds and accounts, since its formation in 2005. From 1993 until 2007, Mr. Peltz served as Chairman and Chief Executive Officer of The Wendy’s Company (formerly known as Triarc Companies, Inc.), which during that time period owned Arby’s Restaurant Group, Inc. and Snapple Beverage Group, as well as other consumer and industrial businesses. Mr. Peltz currently serves as The Wendy’s Company’s non-executive Chairman since 2007. In addition, Mr. Peltz has served as a director of Legg Mason, Inc. since 2019, The Procter & Gamble Company since March 2018 and Sysco Corporation since 2015. Mr. Peltz previously served as a director of MSG Networks from 2014 until the MSG Distribution Date, Mondelēz International, Inc. from 2014 to 2018, Legg Mason, Inc. from 2009 to 2014, Ingersoll-Rand plc from 2012 to 2014 and H. J. Heinz Company from 2006 to 2013.

Key Skills & Experience

Mr. Peltz was recognized by The National Association of Corporate Directors in 2010, 2011 and 2012 as among the most influential people in the global corporate governance arena. In light of Mr. Peltz’s more than 40 years of business and investment experience, including as the Chairman and Chief Executive Officer of public companies, his extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing operational improvements at the companies with which he has been involved, his strong operating experience and strategic planning skills and strong relationships with institutional investors, investment banking and capital markets advisors and others that can be drawn upon for the Company’s benefit, and the knowledge and experience he has gained about the Company’s business and the contributions he made during his tenure as a director of the Company and a former director of MSG Networks, our Board has concluded that Nelson Peltz should serve as a director of the Company.

FREDERIC V. SALERNO – Age 76

Class A Director Nominee

Other Public Company Directorships: Akamai Technologies, Inc., Associated Capital Group, Inc., Intercontinental Exchange, Inc.

Career Highlights

Mr. Salerno has served as a director of Akamai Technologies, Inc. (“Akamai”), a provider of web-based technology services, since 2002 and Chairman of the Board since March 2018. Mr. Salerno previously served as Akamai’s Lead Independent Director from 2013 to 2018. Previously, Mr. Salerno served as Vice Chairman and Chief Financial Officer of Verizon Communications, Inc., a provider of communications services, from 1991 to 2002, and in various other senior management positions with Verizon and its predecessors prior to that time. Mr. Salerno has served as a director of Intercontinental Exchange, Inc. since 2002 and Associated Capital Group, Inc. since 2017. Mr. Salerno previously served as a director of National Fuel Gas Company from 2008 to 2013, CBS Corporation from 2007 to 2016, Viacom, Inc. from 1996 to 2017 and FCB Financial Holdings, Inc. from 2010 to 2019.

Key Skills & Experience

In light of Mr. Salerno’s experience as a senior executive and a director of other public companies and his knowledge of the media and entertainment industry, our Board has concluded, acting on the recommendation of the directors elected by holders of our Class A Common Stock, that Frederic V. Salerno should be elected to serve as a director of the Company.

ALAN D. SCHWARTZ – Age 69

Class B Director since September 30, 2015

Committee Membership: Audit

Other Public Company Directorships: None

Career Highlights

Mr. Schwartz is Executive Chairman of Guggenheim Partners, LLC since 2009 and has previously served as consultant for Rothschild Inc. from 2008 to 2009, and various roles at The Bear Stearns Companies, Inc., including: Chief Executive Officer from January 2008 to March 2008; President and Co-Chief Operating Officer from 2007 to 2008; and Co-President from 2001 to 2007. Mr. Schwartz is currently a director of Marvin & Palmer Associates, Inc., and previously served as a director of MSG Networks from 2010 until the MSG Distribution Date and AMC Networks from 2011 to 2016. He is a trustee of NYU Langone Health and the American Foundation for AIDS Research, a trustee emeritus of Duke University, a member of the boards of the Robin Hood Foundation, the Clinton Health Access Initiative, RepresentUs Education Fund and the National Medal of Honor Museum and an emeritus member of the board of MENTOR: The National Mentoring Partnership.

Key Skills & Experience

In light of his experience as an investment banker, his experience as a senior executive of other businesses, his service as a director of other public companies and charitable institutions, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSG Networks and AMC Networks, our Board has concluded that Alan D. Schwartz should serve as a director of the Company.

BRIAN G. SWEENEY – Age 55

Class B Director since September 30, 2015

Committee Membership: None

Other Public Company Directorships: AMC Networks Inc., MSG Networks Inc.

Career Highlights

Mr. Sweeney served as the President of Cablevision from 2014 and President and Chief Financial Officer of Cablevision from 2015 until its sale in 2016. Previously, Mr. Sweeney served in various other roles at Cablevision, including: Senior Executive Vice President, Strategy and Chief of Staff from 2013 to 2014; Senior Vice President — Strategic Software Solutions from 2012 to 2013; and Senior Vice President — eMedia from January 2000 to 2012. Mr. Sweeney has served as a director of AMC Networks since 2011 and MSG Networks since 2010 and previously served as a director of Cablevision from 2005 until its sale in 2016. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the brother-in-law of James L. Dolan, Marianne Dolan Weber, Thomas C. Dolan and Kristin A. Dolan, the cousin of Paul J. Dolan and the uncle of Charles P. Dolan and Ryan Dolan.

Key Skills & Experience

In light of his experience in various positions with Cablevision, as well as the knowledge and experience he has gained about the Company’s business and contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks, and Cablevision, our Board has concluded that Brian G. Sweeney should serve as a director of the Company.

VINCENT TESE – Age 76

Class B Director since September 17, 2015

Committee Membership: Audit (Chair), Compensation

Other Public Company Directorships: AMC Networks Inc., Intercontinental Exchange, Inc.

Career Highlights

Mr. Tese served as Executive Chairman of FCB Financial Holdings, Inc. (formerly known as Bond Street Holdings, LLC) from 2009 until January 2019 and Executive Chairman of its subsidiary Florida Community Bank from 2010 until January 2019. Mr. Tese served as New York State Superintendent of Banks from 1983 to 1985, Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987, Director of Economic Development for New York State from 1987 to December 1994 and Commissioner and Vice Chairman of the Port Authority of New York and New Jersey from 1991 to 1995. Mr. Tese was the Commissioner of the Department of Economic Development and Chairman of both the Science and Technology Foundation and the Job Development Authority. Mr. Tese has served as Chairman of the board of

ICE Clear Credit LLC since 2013, and as a director of AMC Networks since 2016, and Intercontinental Exchange, Inc. since 2004. Mr. Tese also serves as a director of New York Racing Association, Inc., and a trustee of New York Presbyterian Hospital since 1996 and New York University School of Law. Mr. Tese previously served as a director of Cablevision from 1996 until its sale in 2016, MSG Networks from 2010 until the MSG Distribution Date, FCB Financial Holdings, Inc. from 2010 until January 2019 and Mack-Cali Realty Corporation from 1997 until June 2019. He also served as a director of Gabelli Asset Management, National Wireless Holdings, Inc., and The Bear Stearns Companies, Inc. from 1994 to 2008.

Key Skills & Experience

In light of his experience as the Chief Executive Officer of the New York State Urban Development Corporation, his other government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained about the Company’s business and the contributions he has made during his tenure as a director of the Company, MSG Networks, AMC Networks and Cablevision, our Board has concluded that Vincent Tese should serve as a director of the Company.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee, comprised of independent members of the Board, has appointed KPMG as our independent registered public accounting firm (the independent auditors) with respect to our operations for the fiscal year ending June 30, 2020. KPMG will audit our financial statements for the fiscal year ending June 30, 2020. Representatives of KPMG will be present at the annual meeting. Those representatives will have the opportunity to make a statement if they desire to do so and will answer appropriate questions. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We are asking that you ratify the appointment of KPMG, although your ratification is not required. Approval of this proposal requires the favorable vote of the majority of the votes cast by the holders of our Company Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board recommends that you vote FOR this proposal.

AUDIT COMMITTEE MATTERS

The following table provides information about fees billed for services rendered by KPMG, our independent registered public accounting firm, for our fiscal year ended June 30, 2019 and June 30, 2018:

	Fiscal Year Ended June 30,
	2019	2018
Audit fees(1)	$1,986,237	$2,160,008
Audit-related fees(2)	$2,433,305	$337,558
Tax fees(3)	$1,226,740	$153,451
All other fees(4)	$253,568	—

(1)

Audit fees of the Company in the fiscal years ended June 30, 2019 and 2018, consisted of fees for services rendered for the integrated audit of the Company’s consolidated financial statements and of its internal control over financial reporting for review of the interim consolidated financial statements included in quarterly reports and for services in connection with statutory audits.

(2)

Audit-related fees of the Company in the fiscal year ended June 30, 2019, consisted primarily of fees for services relating to the potential separation of the Company’s sports business from its entertainment business, certain regulatory filings and contractually-required audits, and other audit support services. Audit-related fees of the Company in the fiscal year ended June 30, 2018, consisted primarily of fees for services relating to certain regulatory filings and contractually-required audits, and other audit support services. Additional fees paid to KPMG of $153,300 and $92,800 for the fiscal years ended June 30, 2019 and 2018, respectively, related to the audits of the Garden of Dreams Foundation and certain retirement plans and are not reflected in the amounts above as these were paid directly by those respective entities.

(3)

Tax fees of the Company in the fiscal year ended June 30, 2019, consisted primarily of advisory fees for services relating to the potential separation of the Company’s sports business from its entertainment business, business development activities and federal, state and foreign tax matters. Tax fees of the Company in the fiscal year ended June 30, 2018, consisted primarily of advisory fees for services relating to business development activities and federal and state tax matters.

(4)	All other fees of the Company in the fiscal year ended June 30, 2019, consisted primarily of advisory fees for services relating to the technology infrastructure.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to its Chairman provided that any such services are subsequently ratified by the entire Audit Committee. In addition, the Chief Financial Officer may pre-approve the engagement of the independent registered public accounting firm for audit-related, tax, and non-audit services not to exceed $50,000 per engagement provided that such engagement does not impair the external auditor’s independence and is ratified by the Audit Committee at the next Audit Committee meeting. All of the services for which fees were disclosed and paid by the Company were pre-approved under the Audit Committee’s pre-approval policy.

REPORT OF AUDIT COMMITTEE

The Audit Committee assists the Board in its oversight of the Company’s financial reporting, internal controls, and audit functions. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and the Company’s internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company has an in-house Internal Audit Department that reports to the Audit Committee and management. This department provides the Audit Committee and management an independent review function, including reviewing and evaluating the adequacy, effectiveness, and quality of the Company’s system of internal controls.

The Company’s independent registered public accounting firm, KPMG, is responsible for auditing the Company’s financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the consolidated financial statements to U.S. generally accepted accounting principles (“U.S. GAAP”) and on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and KPMG the audited financial statements and its evaluation of the Company’s internal control over financial reporting. The Audit Committee discussed with KPMG the matters required to be discussed pursuant to PCAOB Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee regarding independence, and the Audit Committee discussed with KPMG the firm’s independence. All audit and non-audit services performed by KPMG must be specifically approved by the Audit Committee or by its Chairman (and subject to ratification by the full committee).

As part of its responsibilities for oversight of the risk management process, the Audit Committee has reviewed and discussed the Company’s risk assessment and risk management framework, including discussions of individual risk areas as well as a summary of the overall process.

The Audit Committee discussed with the Company’s Internal Audit Department and KPMG, the overall scope of and plans for their respective audits. For the fiscal year ended June 30, 2019, the Audit Committee met with the head of the Internal Audit Department and representatives of KPMG, in regular and executive sessions, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting and compliance programs.

Based upon the reports, reviews and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2019 Form 10-K that was filed with the SEC.

Members of the Audit Committee

Richard D. Parsons

Alan D. Schwartz

Vincent Tese (Chair)

LETTER FROM THE COMPENSATION COMMITTEE

Dear Fellow Stockholder,

The Compensation Committee believes in the importance of motivating executives with a pay-for-performance compensation structure that aligns with our strategy. To that end, each year, the Compensation Committee evaluates the program and makes compensation decisions within the context of four over-arching principles that we believe establish pay and performance alignment and appropriately motivate our executive officers:

•	A significant portion of each executive officer’s compensation opportunity should be at risk based on Company and stock performance;

•	Long-term incentives should generally comprise a greater proportion of total compensation than short-term incentives;

•	Equity compensation should be a meaningful component of total compensation in order to establish a direct alignment of interests between executive officers and our stockholders; and

•	We should attract, retain, motivate and reward the best talent in a competitive industry.

During the 2019 fiscal year, management of the Company has engaged with holders of approximately two thirds of our Class A Common Stock to discuss our Board, governance and compensation practices, with the specific goal of seeking stockholder feedback. The Compensation Committee also seeks to include the input of our stockholders in the regular evaluation of our programs and welcomes continued stockholder feedback regarding our executive compensation practices.

Further detail on our compensation program and 2019 fiscal year compensation is included in the following Compensation Discussion & Analysis. We are committed to maintaining a compensation structure that aligns pay with performance and effectively motivates our executive officers to continue driving long-term value creation for our stockholders.

Members of the Compensation Committee

Joseph J. Lhota

Scott M. Sperling (Chair)

Vincent Tese

COMPENSATION DISCUSSION & ANALYSIS

This Compensation Discussion & Analysis provides a discussion of our compensation philosophy and 2019 fiscal year compensation for the following NEOs:

James L. Dolan	Executive Chairman and Chief Executive Officer
Andrew Lustgarten	President
Victoria M. Mink	Executive Vice President and Chief Financial Officer
Lawrence J. Burian	Executive Vice President and General Counsel
Philip D’Ambrosio	Senior Vice President, Treasurer
Donna Coleman	Former Executive Vice President and Chief Financial Officer

Effective December 31, 2018, Ms. Coleman stepped down from her role as Chief Financial Officer of the Company and ceased to be an executive officer. This Compensation Discussion & Analysis presents Ms. Coleman’s

2019 fiscal year compensation because she was the Chief Financial Officer of the Company for a portion of the year. Ms. Mink became Executive Vice President and Chief Financial Officer effective January 1, 2019.

EXECUTIVE SUMMARY

Business Overview

The Madison Square Garden Company is a leader in live experiences comprised of celebrated venues, legendary sports teams, exclusive entertainment productions, and other entertainment assets which include dining and nightlife venues and music festivals. Utilizing our powerful assets, brands and live event expertise, the Company delivers premium and unique experiences that set the standard for excellence and innovation while forging deep connections with diverse and passionate audiences. We manage our business through the following two operating segments:

•	MSG Sports, which includes the Company’s professional sports franchises and esports teams, in addition to a broad array of other live sporting events.

•	MSG Entertainment, which features the Company’s live entertainment events — including concerts, and other live events such as family shows and performing arts and special events — which we present or host in our diverse collection of venues. MSG Entertainment also includes our original production — Christmas Spectacular Starring the Radio City Rockettes — as well as the Boston Calling Music Festival and TAO Group, a world-class hospitality group with globally-recognized entertainment, dining and nightlife brands.

In addition, the Company is pursuing its plans to build state-of-the-art venues, called MSG Sphere, that will pioneer the next generation of immersive experiences.

We are also pursuing the potential Spin-Off Transaction, which would separate the Company into two separately-traded public companies, one comprised of the Company’s sports businesses, including the Knicks and Rangers professional sports franchises, and the other comprised of the Company’s entertainment businesses.

2019 Fiscal Year Performance Results

For the 2019 fiscal year, we again delivered solid financial results for our stockholders, a reflection of our continued ability to deliver exceptional live experiences for our customers and partners. 2019 fiscal year highlights included:

•	Total Company revenue of $1.63 billion, an increase of 4.6% as compared with the prior fiscal year, and AOI of $169.8 million.(1)

•	A strong balance sheet, including $1.2 billion in unrestricted cash on hand and short-term investments at the 2019 fiscal year-end.

•	Continued progress on MSG Sphere in Las Vegas — a state-of-the art venue which is expected to pioneer the next-generation of immersive experiences — as well as the Company’s Spin-Off Transaction.

(1)	AOI is a non-GAAP financial measure. For a reconciliation of this non-GAAP measure with corresponding GAAP measures, please see Annex A.

Stockholder Engagement & Responsiveness

During the 2019 fiscal year, we engaged with holders of approximately two-thirds of our Class A Common Stock concerning our Board, governance and executive compensation practices, with the specific goal of seeking stockholder feedback.

In response to our stockholder feedback and the Compensation Committee’s regular review of our programs, and in consultation with the independent compensation consultant, we continue to make enhancements that we believe further align our compensation practices and disclosures with our long-term strategy and the interests of our stockholders. Such enhancements include improvement of disclosures regarding the annual incentive program goal-setting process and the measurement of achievement against those goals, illustrating the alignment of the annual incentive payouts with the Company’s strategic objectives.

We value the views of our stockholders, and we look forward to continuing this dialogue to inform the Compensation Committee’s ongoing review of the program.

Executive Compensation Program Objectives and Philosophy

The Company is a sports and entertainment business comprised of dynamic and powerful assets and brands. We operate in specialized industries and our executive officers have substantial and meaningful professional experience in these industries. The Company places great importance on its ability to attract, retain, motivate and reward experienced executive officers who can drive our business objectives and achieve strong financial, operational and stock price performance as well as long-term value creation. The Compensation Committee has designed executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of, the financial and strategic objectives of growing the Company’s businesses and driving long-term stockholder value.

Our Compensation Committee has designed a program that reflects four key overarching executive compensation principles:

Principle	Implementation

A significant portion of compensation opportunities should be at risk.	• The majority of executive compensation is at risk and based on stockholder returns as well as the Company’s performance against predetermined financial performance targets.
Long-term performance incentives should generally outweigh short-term performance incentives.	• Incentive compensation focuses more heavily on long-term rather than short-term accomplishments and results.
Executive officers should be aligned with our stockholders through equity compensation.	• Equity-based compensation comprises a substantial portion of executive compensation, ensuring alignment with stockholder interests.
The compensation structure should enable the Company to attract, retain, motivate and reward the best talent.

•  The overall executive compensation program is competitive, equitable and thoughtfully structured so as to attract, retain, motivate and reward talent.

•  The Compensation Committee focuses on total direct compensation, as well as individual compensation elements when providing competitive compensation opportunities.

In designing our executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation, and (3) performance-based and time-based vesting of compensation.

Elements of Compensation

The Company compensates its NEOs through base salary, annual incentive awards, long-term incentive awards, perquisites and benefit programs. Our annual and long-term incentive programs provide performance-based incentives for our NEOs tied to key financial and strategic measures that generate long-term stockholder value and reward sustained achievement of the Company’s key financial goals. The Company considers Total Company Net Revenue and AOI to be the key measures of its operating performance. As such, our Compensation Committee has reflected these performance measures in our annual incentive awards and long-term incentive performance equity awards, along with other specific strategic and operating measures. The Company’s long-term incentive program also includes restricted stock units whose value is tied to the performance of the market value of the Company’s Class A Common Stock. In order to further align compensation opportunities with the Company’s strategic vision and focus on growth, the Compensation Committee has also occasionally granted certain awards in the form of stock options, where appropriate, which support the goal of generating long-term stockholder value.

The table below summarizes the current elements of our compensation program and how each element supports the Company’s compensation objectives:

Component		Performance Link		Description
Base Salary	Cash	• Fixed level of compensation determined primarily based on the role, job performance and experience • Intended to compensate NEOs for day-to-day services performed

Annual Incentive	Cash	Financial (50%)	Total Company Net Revenue (40%)	• Performance-based cash incentive opportunity • Designed to be based on the achievement of pre-determined financial and strategic performance measures approved by the Compensation Committee
Company AOI (60%)
		Strategic (50%)	Strategic Objectives
Long- Term Incentive	Performance Stock Units (50%)	Total Company Net Revenue (50%)

•  Financial performance targets are pre-determined by the Compensation Committee and reflect our long-term financial goals

•  Cliff-vest after three years to the extent that financial performance targets measured in the last year of the three-year period are achieved

Business Unit AOI (50%)
	Restricted Stock Units (50%)	Stock Price Performance		• Share-based award establishes direct alignment with our stock price performance and stockholder interests • Vest ratably over three years

2019 Fiscal Year Annual Compensation Opportunities Mix

As described above, the Company’s compensation program is designed with significant long-term performance-based and at-risk components. For the 2019 fiscal year, a substantial majority of NEO compensation was at risk, with a majority of at-risk compensation granted in the form of long-term equity-based awards.

Executive Chairman and Chief Executive Officer Pay Mix(1)(2)	Average NEO Pay Mix(1) (excluding Executive Chairman and Chief Executive Officer)

(1)

Reflects the allocation of base salary, annual target bonus opportunity, and long-term incentive award target value as set forth in each NEO’s employment agreement; excludes awards that are not considered standard annual compensation for the 2019 fiscal year.

(2)	Total does not equal 100% due to rounding.

Sound Compensation Governance Practices

The Company’s executive compensation program is overseen by the wholly independent

Compensation Committee, with the support of an independent compensation consultant. We maintain a compensation program with strong governance features, including:

Compensation Practices

✓	Substantial proportion of compensation is at risk (92% for the Executive Chairman and Chief Executive Officer)

✓	Short- and long-term incentives earned based on the achievement of objective, pre-determined performance goals

✓	Stockholder feedback considered in Compensation Committee review of compensation program

✓	Anti-hedging/pledging

✓	No excise tax gross-up provisions

✓	Review of tally sheets for each NEO by Compensation Committee at least annually

✓	Fully independent Compensation Committee oversight of compensation decisions

✓	Compensation Committee utilizes support of an independent compensation consultant

CEO 2019 FISCAL YEAR ALIGNMENT AWARDS

On October 3, 2018, the Company entered into a new employment agreement with James L. Dolan, effective as of that date, which provides for Mr. Dolan’s employment as the Executive Chairman and Chief Executive Officer of the Company. Mr. Dolan has served as a director and the Executive Chairman of the Company since 2015 and, in November 2017, also became the Company’s Chief Executive Officer.

Since 1987, Mr. Dolan has held a variety of leadership positions at Cablevision, MSG Networks and The Madison Square Garden Company and, as a result, has garnered valuable expertise in the sports, media and entertainment industries. Mr. Dolan is now spearheading an ambitious vision to ensure the Company remains at the forefront of live sports and entertainment innovation and excellence. This vision includes the Company’s plans to build state-of-the-art venues, called MSG Sphere, that will pioneer the next generation of immersive experiences. In addition, the Company has plans for the Spin-Off Transaction, which Mr. Dolan is uniquely qualified to lead—having served as the architect for Cablevision’s spin-off of the former Madison Square Garden Company and AMC Networks, and MSG Networks’ spin-off of the current Madison Square Garden Company.

The Company is at an important inflection point in its multi-year growth strategy. We believe the proposed Spin-Off Transaction will more clearly highlight the unique value of our sports assets and brands, including the Knicks and Rangers franchises. With regard to the MSG Sphere initiative, we broke ground in Las Vegas in September 2018 and are continuing to work toward our goal of opening our first MSG Sphere venue in calendar year 2021. The MSG Sphere in Las Vegas is expected to generate substantial incremental revenue and adjusted operating income on an annual basis. In London, the Company purchased land in February 2018, where we plan to develop our second MSG Sphere venue. The transformative nature of our current strategy requires us to take a proactive approach to ensuring leadership continuity and to retaining a talented executive team that will execute over the long-term — through and beyond the Spin-Off Transaction and the launch of MSG Sphere. Mr. Dolan is integral to the successful execution of our global growth strategy, including directing these large-scale undertakings and positioning our Company to drive long-term value.

Our Compensation Committee seeks to target reward opportunities and overall incentive approaches that will continue to motivate successful execution, with realized compensation that is aligned with the returns to be created for stockholders. Our Compensation Committee decided that it was in the best interests of the Company and our stockholders to incentivize Mr. Dolan as our Chief Executive Officer. Considering the critical role he plays in the future success of the Company, and upon competitive review, the Compensation Committee approved an employment agreement in October 2018 that keeps Mr. Dolan’s existing salary and annual bonus opportunity the same, while increasing his opportunity to realize long-term incentives in alignment with continued stockholder value creation. Consistent with his prior agreement, Mr. Dolan’s new employment agreement provides for an annual base salary of not less than $1,000,000, and Mr. Dolan’s participation in the Company’s annual bonus program with an annual target bonus opportunity equal to not less than 200% of his base salary. He is also eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company. With a goal of furthering alignment with continued stockholder value creation, Mr. Dolan’s new employment agreement provided for an increased target annual long-term incentive value of not less than $9,000,000. For more information regarding the terms of Mr. Dolan’s employment agreement, see “Executive Compensation Tables — Employment Agreements.”

To further align Mr. Dolan’s interests with those of stockholders as the Company executes its current multi-year growth strategy, pursuant to the terms of Mr. Dolan’s employment agreement, the Compensation Committee also granted Mr. Dolan a one-time Performance Alignment Award of (x) performance stock units with an aggregate grant date fair value of $10,000,000 (the “Performance Alignment PSU Grant”) and (y) three grants of stock options, two of which are premium priced, and each with a grant date fair value of $10,000,000 (the “Performance Alignment Option Grants”). The Compensation Committee granted stock options and premium priced stock options for the majority of this award to establish direct alignment with stockholders. We believe options are inherently performance-based because their value is directly tied to the creation of stockholder value, which is further underscored by the use of premium pricing. In order for Mr. Dolan to recognize the full target value of the Performance Alignment Option Grants ($30 million), the price of Class A Common Stock would have to increase to a per share price of $416.39 (a 35% increase over the closing price on the NYSE on the date of grant).

Subject to the terms of Mr. Dolan’s employment agreement and the award agreement, 75% of the Performance Alignment PSU Grant is expected to vest in September 2021, which is at the same time as the performance stock units previously granted to Mr. Dolan with respect to the Company’s fiscal year ending on June 30, 2019, and the remaining 25% is expected to vest on September 15, 2022, in each case subject to the achievement of the same pre-determined financial performance targets as the performance stock units granted to the Company’s eligible employees for the fiscal year ending June 30, 2019. The three Performance Alignment Option Grants have exercise prices as follows: one equal to the closing price of Class A Common Stock on the

NYSE on the date of grant ($308.75), one equal to 110% of the closing price of Class A Common Stock on the NYSE on the date of grant ($339.63) and one equal to 125% of the closing price of Class A Common Stock on the NYSE on the date of grant ($385.94). Each of the Performance Alignment Option Grants will vest in four equal annual installments beginning on September 15, 2019, with the last installment vesting on September 15, 2022, subject to the terms of Mr. Dolan’s employment agreement and the award agreements, and expire not later than 7.5 years after the date of grant.

COMPENSATION PROGRAM PRACTICES AND POLICIES

The following discussion describes the practices and policies implemented by the Compensation Committee during the fiscal year ended June 30, 2019. For the 2019 fiscal year, compensation for the NEOs was subject to employment agreements approved by the Company’s Compensation Committee. Information concerning the Company’s current employment agreements with each NEO is set forth below under “Executive Compensation Tables — Employment Agreements.”

In the Company’s most recent advisory “say-on-pay” proposal, which was held in 2016, a majority of stockholders voted to approve on an advisory basis the Company’s executive compensation. The Compensation Committee considered the results of this vote, as well as the Company’s ongoing discussions with stockholders, in its assessment and development of the compensation program.

Role of the Compensation Committee

Our Compensation Committee administers our executive compensation program. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee: (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our executive officers who are required to file reports with the SEC under Section 16(a) of the Exchange Act, evaluates their performance in light of those goals and objectives, and determines and approves their respective compensation levels based on this evaluation; (3) oversees the activities of the committee or committees administering our retirement and benefit plans; and (4) administers our stockholder-approved compensation plans. For more information about the Compensation Committee, please see “Board and Governance Practices — Committees — Compensation Committee.”

Role of the Independent Compensation Consultant

The Compensation Committee has authority under its charter to engage outside consultants to assist in the performance of its duties and responsibilities. Our Compensation Committee utilizes the services of ClearBridge Compensation Group LLC (the “independent compensation consultant”), an independent compensation consultant, to assist in determining whether the elements of our executive compensation program are reasonable and consistent with our objectives.

The independent compensation consultant reports directly to the Compensation Committee and, at the request of the Compensation Committee, the independent compensation consultant meets with members of management from time to time for the purpose of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

The services provided by the independent compensation consultant to the Compensation Committee during the fiscal year ended June 30, 2019 included:

•	Attended all Compensation Committee meetings;

•	Provided information, research, and analysis pertaining to our executive compensation program for the 2019 fiscal year;

•	Regularly updated the Compensation Committee on market trends, changing practices, and legislation pertaining to compensation;

•	Assisted the Compensation Committee in making pay determinations for the NEOs;

•	Assisted the Compensation Committee in making compensation decisions in connection with the entry into new employment agreements with the: (i) Executive Chairman and Chief Executive Officer; (ii) Executive Vice President and General Counsel; (iii) Executive Vice President and Chief Financial Officer; and (iv) Senior Vice President, Treasurer;

•	Advised on the design of the executive compensation program and the reasonableness of individual compensation targets and awards;

•	Conducted a compensation risk assessment;

•	Provided advice and recommendations that incorporated both market data and Company-specific factors; and

•	Assisted the Compensation Committee in connection with its review of non-management director compensation.

During the 2019 fiscal year, the independent compensation consultant provided no services to the Company other than those provided to the Compensation Committee.

The Compensation Committee charter requires the Compensation Committee to consider the NYSE independence factors before receiving advice from an advisor, despite the fact that such independence rules are not applicable to controlled companies. For the fiscal year ended June 30, 2019, the Compensation Committee concluded that the independent compensation consultant satisfies the independence requirements of the NYSE rules. In addition, the

Compensation Committee believes that the independent compensation consultant’s work did not raise any conflicts of interest during the fiscal year ended June 30, 2019. In reaching this conclusion, the Compensation Committee considered the same rules regarding advisor independence.

Role of Executive Officers in Determining Compensation

The Compensation Committee reviews the performance and compensation of the Executive Chairman and Chief Executive Officer and, following discussions with the independent compensation consultant, establishes his compensation. Senior management of the Company assists the Compensation Committee and the independent compensation consultant as described in this Compensation Discussion & Analysis, and provides to the Compensation Committee, either directly or through the independent compensation consultant, management’s recommendations on the compensation for executive officers other than the Executive Chairman and Chief Executive Officer. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and recommendations and discussions with the independent compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

Performance Objectives

As described below under “— Elements of Our Compensation Program,” performance-based incentive compensation is an important element of the Company’s executive compensation program.

Generally, the Compensation Committee has historically based the performance objectives for the Company’s incentive compensation on Total Company Net Revenues and/or on the AOI of the Company and its business segments. The Company considers these performance objectives to be key measures of the Company’s operating performance.

The Company defines “Total Company Net Revenue” as total revenue for all business units other than specified divisions where contribution is the measure used, in which cases Total Company Net Revenue includes the contribution of those units. Contribution is revenue less event-related expenses. In those instances, management believes it serves as a more meaningful measure of revenue.

The Company defines AOI, which is a non-U.S. GAAP financial measure, as operating income (loss) before (i) depreciation, amortization and impairments of property and equipment and intangible assets, (ii) share-based compensation expense or benefit, (iii) restructuring charges or credits, (iv) gains or losses on sales or dispositions of businesses and (v) the impact of purchase accounting adjustments related to business acquisitions. Because it is based upon operating income (loss), AOI (loss) also excludes interest expense (including cash interest expense) and other non-operating income and expense items. “Business Unit AOI” is based upon the AOI of the business segments less the cost of the Company’s long-term incentive program that is included as an expense of the segments. The performance measures used for purposes of annual incentives or long-term awards may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets prepared by the independent compensation consultant, setting forth all components of compensation payable, and the benefits accruing, to the NEOs for the fiscal year ended June 30, 2019, including all cash compensation, benefits, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the NEOs upon various termination scenarios.

Determining Compensation Levels; Benchmarking

As part of the Compensation Committee’s review of the total compensation for the fiscal year ended June 30, 2019, the independent compensation consultant assisted the Compensation Committee in: (1) determining if a peer group should be used for comparative purposes, (2) assessing executive compensation in light of internal and external considerations and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. The Compensation Committee, in consultation with the independent compensation consultant, considered broad market data (industry-related and general industry data) and multiple broad-based compensation surveys in order to appropriately assess compensation levels.

For the fiscal year ended June 30, 2019, the Compensation Committee, in consultation with the independent compensation consultant, determined not to utilize a peer group or target positioning in determining compensation given the limited number of comparable publicly-traded companies.

In addition to the market data listed above, the Compensation Committee considered internal information (historical compensation, job responsibility, experience, parity among executive officers, contractual commitments and attraction and retention of talent) to determine compensation.

ELEMENTS OF OUR COMPENSATION PROGRAM

Our executive compensation philosophy is reflected in the principal elements of our executive compensation program, each of which is important to the Company’s goal of attracting, retaining, motivating and rewarding highly-qualified executive officers. The compensation program included the following key elements for the fiscal year ended June 30, 2019: base salary, annual cash incentives, long-term incentives, retirement, health and welfare and other benefits, which are generally provided to all other eligible employees, and additional executive officer benefits, including post-termination compensation under certain circumstances and certain perquisites, each as described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy. The Compensation Committee reviews historical compensation, other information provided by the independent compensation consultant and other factors, such as experience, performance, length of service and contractual commitments, to determine the appropriate level and mix of compensation for executive officers. The allocation between cash and equity compensation and between short-term and long-term compensation is designed to provide a variety of fixed and at-risk compensation that is related to the achievement of the Company’s short-term and long-term objectives.

Mr. Dolan is also employed by MSG Networks as its Executive Chairman and Mr. Burian is also employed by MSG Networks as its Executive Vice President and General Counsel. Messrs. Dolan and Burian receive separate compensation from MSG Networks with respect to such employment. For more information regarding the respective compensation of Messrs. Dolan and Burian by MSG Networks, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 25, 2019. The compensation program and philosophies discussed in this proxy statement reflect only compensation that is paid by the Company for services rendered to the Company, except as otherwise noted.

Base Salaries

Our Compensation Committee is responsible for setting the base salaries of the executive officers, which are intended to compensate them for the day-to-day services that they perform for the Company. Base salaries for these executive officers have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executive officers. The employment agreement between the Company and each NEO contains a minimum base salary level. For information regarding these base salary levels, please see “Executive

Compensation Tables — Employment Agreements” below. The Compensation Committee reviews the salaries of the executive officers at least annually. The Compensation Committee may adjust base salaries for executive officers over time, based on their performance and experience and in accordance with the terms of their employment agreements.

The base salaries paid by the Company to each of Messrs. Dolan and Lustgarten, Ms. Mink, Messrs. Burian and D’Ambrosio and Ms. Coleman in the fiscal year ended June 30, 2019 were as follows: $1,000,000, $1,423,077, $514,615, $818,462, $568,476, and $1,153,846, respectively. As previously noted, Ms. Coleman transitioned from her role as Executive Vice President and Chief Financial Officer to Executive Vice President Finance, effective January 2019, and thus the base salary paid to Ms. Coleman reflects her employment in both her current and former roles. The base salary paid to Ms. Mink, who was promoted to Executive Vice President and Chief Financial Officer of the Company, effective January 2019, includes base salary paid to her prior to January 2019 for her services as Executive Vice President Finance of the Company. See footnote 1 to “Executive Compensation Tables — Summary Compensation Table” for additional information regarding the base salaries paid during the Company’s fiscal year. The base salaries for Messrs. Dolan and Lustgarten, Ms. Mink, and Messrs. Burian and D’Ambrosio for the 2020 fiscal year remain unchanged at $1,000,000, $1,500,000, $800,000, $840,000 and $575,000, respectively. The Compensation Committee determined salaries for NEOs after evaluation of Company and individual performance, market pay levels, the range of increases generally provided to the Company’s employees and, to the extent appropriate, management’s recommendations.

Annual Cash Incentives

Overview

Annual cash incentives historically were determined by performance against goals: under the Management Performance Incentive Plan

(“MPIP”) for the purpose of determining the final annual incentive payouts, and under the Cash Incentive Plan (“CIP”) for the purpose of achieving tax deductibility pursuant to the performance compensation exception under Section 162(m) as in effect prior to the Tax Cuts and Jobs Act. The annual cash incentives earned for performance in the 2019 fiscal year were structured consistent with our historical practice. See “— Tax Deductibility of Compensation” for a discussion of the impact of the Tax Cuts and Jobs Act on the Company’s compensation program.

•	Management Performance Incentive Plan: Annual incentive plan under which eligible members of management were provided an opportunity to earn an annual cash award. The size of the bonus pool was based on performance measures tied to Total Company Net Revenues and Company AOI targets for the 2019 fiscal year as well as certain pre-determined strategic objectives.

•	Cash Incentive Plan: The 2019 fiscal year annual cash incentives granted to NEOs and other individuals were subject to an additional performance threshold. Specifically, awards were subject to the achievement of a Business Unit AOI threshold. If the Company’s Business Unit AOI performance exceeded the threshold goal, the potential bonus pool was funded. The Compensation Committee then, consistent with past practice, exercised negative discretion to determine the final annual incentive payouts, generally adjusting payouts down to align with the MPIP bonus pool funding level. If threshold performance had not been achieved, the payout would have been zero.

This annual incentive was designed to link executive compensation directly to the Company’s performance by providing incentives and rewards based upon business performance during the applicable fiscal year.

Target Award Opportunities

Each employee eligible for an annual incentive award was assigned a target award equal to a percentage of that employee’s base salary earned during the applicable fiscal year. Target annual incentive opportunities were based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, each employment agreement between the Company and each of the NEOs contains a minimum target annual incentive award level. See “Executive Compensation Tables — Employment Agreements” below. The Compensation Committee, in its sole discretion and subject to the terms of employment agreements, may revise target annual incentive award levels for the NEOs.

Annual Incentive Payouts

The below table summarizes each NEO’s target annual incentive opportunity and actual 2019 fiscal year annual incentive payouts, as determined by the Compensation Committee.

Consistent with prior years’ practice, payouts earned under the CIP were reduced so that the actual 2019 fiscal year annual incentive payouts were in line with calculated payouts under the MPIP. The annual incentive payouts are described in more detail below.

Name	2019 Fiscal Year Base Salary	Target Incentive (% of Base Salary)	Maximum Incentive (% of Base Salary)(1)	2019 Fiscal Year MPIP as a % of Target	Actual 2019 Fiscal Year Annual Incentive Award

James L. Dolan	$1,000,000	200%	400%	127.5%	$2,550,800

Andrew Lustgarten	$1,423,077	200%	400%	127.5%	$3,629,985

Victoria M. Mink	$514,615	100%	200%	127.5%	$656,340

Lawrence J. Burian	$818,462	150%	300%	127.5%	$1,565,799

Philip D’Ambrosio	$568,476	75%	150%	127.5%	$543,776

Donna Coleman	$1,153,846	150%	300%	127.5%	$2,207,423

(1)

Upon achievement of the performance threshold established under the CIP, each participant was eligible to receive payment of an incentive bonus equal to the lesser of $10 million and two times the NEO’s target annual incentive award. This maximum incentive bonus amount was then reduced in the discretion of the Compensation Committee, as reflected in the “Actual 2019 Fiscal Year Annual Incentive Award” column and described in more detail below.

MPIP

Overview

MPIP awards to all eligible employees were conditioned upon the satisfaction of predetermined financial and strategic objectives. Previously, financial and strategic objectives were weighted 75% and 25%, respectively, Company-wide. For the 2019 fiscal year, the Company shifted to a business function-specific weighting system, with the weighting between financial and strategic objectives for each business function depending on the specific challenges and desired focus of that function. The Company has 10 business functions, including Ticketing,

Marketing Partnerships, Venue Operations and Corporate, with a varied range of strategic weighting depending on the particular business function. In connection with the Company’s robust long-term goals for transformative strategic growth and development, including initiatives such as the Spin-Off Transaction and development of MSG Spheres, the financial and strategic objectives for our Corporate function (including our NEOs) were each weighted 50%.

Final MPIP results were calculated based on performance achievement against these predetermined goals, as discussed below for our Corporate function.

Performance Targets & Achievement Levels

Financial Component (50%): For the fiscal year ended June 30, 2019, the MPIP financial performance objectives included rigorous Total Company Net Revenue and Company AOI targets, with potential payouts under this component ranging from 0-200% of target. The level of payout was determined based on the extent to which the Company’s annual financial performance exceeded or missed the predetermined targets, which resulted in the payout outlined below:

Financial Metrics (Weighting)	2019 Fiscal Year Payout Result
Total Company Net Revenue (40%)	99.7% of target
Company AOI (60%)	107.4% of target

Based on the performance against these pre-determined financial performance objectives, the payout result of the financial component of the MPIP was 104.3%.

Strategic Component (50%): For the fiscal year ended June 30, 2019, the MPIP also included a performance component that measured achievement against relevant strategic goals, objectives and metrics specified at the beginning of the fiscal year. These goals, objectives and metrics are reviewed and approved by the Compensation Committee at the beginning of each year.

Goal Setting Process: Each year, specific goals are established for each business function. These goals are intended to align with the Company’s broad strategic initiatives and are subdivided into discrete objectives, which are further cascaded down into specific, measurable metrics that are used to enumerate year-end achievement. As part of this process, each goal of a specific business function is assigned a weight, and at the end of the fiscal year the level of achievement of each goal by the business function is evaluated on a four-point scale.

2019 Fiscal Year Corporate Goals & Achievement: In the 2019 fiscal year, the Corporate function’s strategic component focused on numerous core strategies aimed at promoting the Company’s initiatives, which were supported by more than 64 individualized and measurable metrics and tactics. These goals, objectives and metrics, and the measurement of achievement against them, focused on MSG Sphere, the Spin-Off Transaction, strategic investments and divestitures, business initiatives that promote efficiency and future growth, becoming an employer of choice, and enhancing the customer experience.

The strategic component for NEO payouts was calculated based on the extent to which Corporate-specific objectives and metrics were achieved or missed in the fiscal year.

Based on the performance against these predetermined Corporate objectives, the Compensation Committee determined the payout result of the strategic component of the MPIP was achieved at 150.8% of target.

MPIP Payout: As a result of the level of achievement of the Corporate financial and strategic objectives, as discussed above, the MPIP paid out at 127.5% of the target level.

CIP

Overview

Executive officers received annual incentive awards under the CIP to preserve tax deductibility where possible, which awards were reduced to the level earned under the MPIP as discussed above. See “— Tax Deductibility of Compensation” for a discussion of the impact of the Tax Cuts and Jobs Act on the Company’s compensation program.

Performance Targets & Achievement Levels

For the 2019 fiscal year, the Compensation Committee used Business Unit AOI as the financial measure for CIP funding, with no awards payable under the plan if a Business Unit AOI threshold of $159.9 million was not achieved. For the fiscal year ended June 30, 2019, our Business Unit AOI was $265.0 million, and the CIP bonus pool was funded. The Compensation Committee used negative discretion to bring CIP payout levels to the same level as payouts for the Corporate function calculated under the MPIP (i.e., 127.5% of the target level).

Long-term Incentives

Long-term incentives represent a substantial portion of our executive officers’ annual total direct compensation. For the fiscal year ended June 30, 2019, standard long-term incentives were comprised of performance stock units and restricted stock units.

The Compensation Committee believes this equity mix:

•	Establishes strong alignment between executive officers and the interests of the Company’s stockholders;

•	Provides meaningful incentive to drive actions that will improve the Company’s long-term stockholder value; and

•	Supports the Company’s objectives of attracting and retaining the best executive officer talent.

The following table summarizes our 2019 fiscal year standard annual long-term incentive awards to our NEOs:

Element	Weighting		Summary

Performance Stock Units	50%	✓	Performance is measured by Total Company Net Revenue and Business Unit AOI, which are equally weighted and considered key value drivers of our business
		✓	Financial performance targets are pre-determined by the Compensation Committee and reflect our financial and strategic long-term goals
		✓	Cliff-vest after three years based on financial performance in the final year of the three-year period

Restricted Stock Units	50%	✓	Share-based award establishes direct alignment with our stock price performance and stockholder interests
		✓	Vest ratably over three years

Additional information regarding long-term incentive awards granted to NEOs during the 2019 fiscal year is set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards” table under “Executive Compensation Tables” below.

Performance Stock Units

Performance stock units are intended to align our executive officers’ interests with those of our stockholders, with a focus on long-term financial results. Under our executive compensation program for the fiscal year ended June 30, 2019, performance stock units were granted to executive officers and certain other members of management pursuant to the 2015 Employee Stock Plan (the “Employee Stock Plan”).

2019 Fiscal Year Grants

During the fiscal year ended June 30, 2019, the Compensation Committee approved the following awards of performance stock units to the NEOs, which unless otherwise noted, are for the 2019-2021 fiscal year period:

Name	Performance Stock Units (at target)	Grant Date Fair Value(1)
James L. Dolan(2)	48,539	$14,943,922
Andrew Lustgarten	4,885	$1,491,244
Victoria M. Mink(3)	1,122	$334,794
Lawrence J. Burian	2,280	$696,016
Philip D’Ambrosio(4)	1,305	$397,806
Donna Coleman	3,257	$994,264

(1)

The grant date fair value listed above is calculated in accordance with FASB ASC Topic 718. The Company determines the number of performance stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of grant.

(2)

In addition to standard grants, this amount includes awards granted as a result of an adjustment of Mr. Dolan’s target long-term incentive opportunities from the time that he was initially appointed Chief Executive Officer. Specifically, it includes two awards granted in the 2019 fiscal year, consisting of 2,436 units ($752,115) for the 2019 fiscal year and 1,421 units ($438,734) for the 2018 fiscal year (pro-rated to cover the seven months of the 2018 fiscal year he served as Chief Executive Officer). The pro rata grant of performance stock units related to Mr. Dolan’s service during the 2018 fiscal year are for the 2018-2020 period. In addition, this amount includes the Performance Alignment PSU Grant of 32,471 units ($10,025,421) granted in October 2018.

(3)

This amount includes 1,122 units ($334,794) granted in May 2019 to reflect, on a pro rata basis, a new target long-term incentive opportunity as a result of Ms. Mink’s promotion to Executive Vice President and Chief Financial Officer.

(4)

In addition to standard grants, this amount includes 83 units ($24,766) granted in May 2019 to reflect the increased target long-term incentive opportunity (on a non-pro rata basis) as a result of Mr. D’Ambrosio’s promotion to Senior Vice President, Treasurer.

Standard performance stock units are structured to be settled upon the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of such three-year period. Three quarters of the Performance Alignment PSU Grant granted to Mr. Dolan in October 2018 vest upon the later of September 15, 2021 and the date of certification of achievement against the pre-determined performance goals established for the standard 2019 fiscal year performance stock units and the remaining one quarter will vest on September 15, 2022 (assuming achievement of the required performance goals).

Target Setting

For the standard 2019 fiscal year performance stock units granted for the 2019-2021 fiscal year period and the Performance Alignment PSU Grant, the Compensation Committee selected Total Company Net Revenue and Business Unit AOI as the two financial metrics. The pro rata grant of performance stock units related to Mr. Dolan’s service during the 2018 fiscal year are for the 2018-2020 fiscal year period. For those awards, the Compensation Committee also selected Total Company Net Revenue and Business Unit AOI as the two financial metrics, and have the same terms as the standard performance stock units granted in the 2018 fiscal year. For more information, see the Company’s 2018 fiscal year Definitive Proxy Statement, filed with the SEC on October 25, 2018. Goals were set at the beginning of the fiscal year based on the Company’s five-year strategic plan, which is subject to review by the Board in connection with its approval of the annual budget. The Company’s five-year strategic plan is confidential and disclosure of those targets could provide information that could lead to competitive harm, and for this reason the three-year performance stock unit financial performance targets are not disclosed; however, the Compensation Committee seeks to make target goals ambitious, requiring meaningful growth over the performance period, while threshold goals are expected to be achievable. The Company intends to disclose the Total Company Net Revenue and Business Unit AOI payout results as a percentage of target as well as the resulting payout for the 2019-2021 fiscal year performance stock units and the Performance Alignment PSU Grant as a percentage of target after the end of the performance period.

Financial Metrics (Weighting)	Threshold Performance	Maximum Performance
Total Company Net Revenue (50%)	85% of target goal	115% of target goal
Business Unit AOI (50%)	75% of target goal	125% of target goal

The performance stock unit payout opportunity ranges from 0 to 110% of target, based on performance and subject to continued employment and employment agreement terms (as applicable). At the threshold performance level, 90% of the target performance stock units would pay out, and at or above the maximum performance level, 110% of the target performance stock units would pay out. If the Company exceeds threshold levels but does not achieve the targeted rates, or if the Company achieves or exceeds one target but not both, the award provides for partial payments. No performance stock units pay out if the Company fails to achieve both threshold levels of performance.

Restricted Stock Units

Restricted stock units serve to align executive officers’ interests with those of our stockholders and promote the retention of employees, including the NEOs.

The Compensation Committee approved the following awards of restricted stock units to the NEOs for the fiscal year ended June 30, 2019 pursuant to the Company’s Employee Stock Plan:

Name	Restricted Stock Units	Grant Value(1)
James L. Dolan(2)	16,068	$4,918,501
Andrew Lustgarten	4,885	$1,491,244
Victoria M. Mink(3)	1,122	$334,794
Lawrence J. Burian	2,280	$696,016
Philip D’Ambrosio(4)	1,305	$394,971
Donna Coleman	3,257	$994,264

(1)

The grant date fair value listed above is calculated in accordance with ASC Topic 718. The Company determines the number of restricted stock units to grant by dividing the target grant value by the 20-trading day average ending on the day before the date of grant.

(2)

In addition to standard grants, this amount includes awards as a result of an adjustment of Mr. Dolan’s target long-term incentive opportunities from the time that he was initially appointed Chief Executive Officer. Specifically, it includes two grants consisting of 2,436 units ($752,115) for the 2019 fiscal year and 1,421 units ($438,734) for the 2018 fiscal year (pro-rated to cover the seven months of the 2018 fiscal year he served as Chief Executive Officer).

(3)

This amount includes 1,122 units ($334,794) granted in May 2019 to reflect, on a pro rata basis, a new target long-term incentive opportunity as a result of Ms. Mink’s promotion to Executive Vice President and Chief Financial Officer.

(4)

In addition to standard grants, this amount includes 83 units ($24,766) granted in May 2019 to reflect the increased target long-term incentive opportunity (on a non-pro rata basis) as a result of Mr. D’Ambrosio’s promotion to Senior Vice President, Treasurer.

Standard restricted stock units vest ratably over three years on September 15th each year following the year of grant, subject to continued employment and employment agreement terms (as applicable). See footnote 7 to “Executive Compensation Tables — Grants of Plan Based Awards” for more information on the vesting of Mr. Dolan’s pro rata grant of restricted stock units related to his service as Chief Executive Officer during the 2018 fiscal year. Historically, the restricted stock units granted to the Company’s NEOs included a performance threshold designed to achieve tax deductibility pursuant to the performance compensation exception under Section 162(m) where possible. The restricted stock units granted to the NEOs in the 2019 fiscal year were structured consistent with our historical practice. See “— Tax Deductibility of Compensation” for a discussion of the impact of the Tax Cuts and Jobs Act on the Company’s compensation program.

For the 2019 fiscal year restricted stock units, the Section 162(m) performance objective required the Business Unit AOI in any of the fiscal years ending on June 30, 2019, June 30, 2020 or June 30, 2021 to exceed 60% of the 2018 fiscal year Business Unit AOI.

On August 29, 2019, the Compensation Committee certified the achievement of the performance objectives for the awards held by executive officers, based on Business Unit AOI for the 2019 fiscal year ($265.0 million) exceeding 60% of the Business Unit AOI for the 2018 fiscal year ($159.9 million).

Stock Options

Stock options establish a close alignment with stock price performance and with our stockholders’ interests. In October 2018, the

Compensation Committee, in consultation with its independent compensation consultant and in accordance with the terms of his employment agreement, granted Mr. Dolan, as a result of his increased responsibilities as Chief Executive Officer, the Performance Alignment Option Grants that consisted of stock options in three tranches, each with a grant date fair value of $10,000,000. The first tranche provides the option to purchase 125,015 shares of Class A Common Stock with an option exercise price of $308.75 (the closing market price of Class A Common Stock on the NYSE on the date of grant) (the “market priced stock options”). The second tranche provides the option to purchase 144,245 shares of Class A Common Stock with an option exercise price of $339.63 (110% of the closing market price of Class A Common Stock on the NYSE on the date of grant) (the “110% premium-priced stock options”). Finally, the third tranche provides the option to purchase 179,732 shares of Class A Common Stock with an option exercise price of $385.94 (125% of the closing market price of Class A Common Stock on the NYSE on the date of grant) (the “125% premium-priced stock options”). Each of the three tranches of stock options vests in four equal installments on September 15, 2019, 2020, 2021 and 2022.

In addition, in connection with Mr. Lustgarten’s promotion to President of the Company, in December 2017 the Compensation Committee, in consultation with its independent compensation consultant and in accordance with the terms of his employment agreement, granted Mr. Lustgarten stock options to purchase 93,826 shares of the Class A Common Stock with an option exercise price equal to $210.13 per share (the closing market price of Class A Common Stock on the NYSE on the date of grant). The aggregate grant date fair value of this award was $5,000,000. The stock options vest in three equal installments on each of the first three anniversaries of the effective date of Mr. Lustgarten’s employment agreement, subject to continued employment.

2017 Fiscal Year Performance Stock Unit Awards

The performance stock units granted in September 2016 (the “2017 fiscal year performance stock units”) were subject to Total Company Net Revenue and Business Unit AOI performance objectives, weighted at 50% each, measured over a July 1, 2018 through June 30, 2019 performance period. The target and level of achievement for each performance objective was adjusted in accordance with the terms of the awards. In August 2019, the Compensation Committee certified the Company’s Total Company Net Revenue and Business Unit AOI performance results as a percentage of target performance at 102.6% and 108.4%, respectively, with a resulting payout for the 2017 fiscal year performance stock units of 105.5% of target. The 2017 fiscal year performance stock units were settled in August 2019.

Hedging and Pledging Policies

The Company’s Insider Trading Policy prohibits all directors, consultants and employees (including NEOs), and all members of their immediate families and any individual who is materially dependent upon them for financial support who reside in the same household, from directly or indirectly (i) engaging in short sales, short sales against the box or other “hedging” transactions unless otherwise permitted by the Company and (ii) placing securities in margin accounts or otherwise pledging Company securities.

Holding Requirements

Under our executive compensation program for the fiscal year ended June 30, 2019, standard annual restricted stock unit awards vest ratably over three years and standard annual performance stock unit awards cliff-vest after three years to the extent that pre-determined financial performance targets measured in the last year of the three-year period are achieved, in each case, so long as the recipient is continuously employed by the Company until the applicable vesting date (and subject to the performance conditions described above and any applicable terms of the award agreements and their employment agreement). With respect to our non-management directors, and as discussed above under “— Director Compensation,” compensation includes annual awards of restricted stock units. Pursuant to the award agreements, directors’ restricted stock units are settled in shares of Class A Common Stock (or, in the Compensation Committee’s discretion, cash) on the first business day following 90 days after service on the Board ceases (other than in the event of a director’s death, where the restricted stock units are settled immediately). One effect of the cliff and three-year ratable vesting (with respect to our NEOs and eligible employees) and the holding requirements (with respect to our non-management directors) is to require each of our non-management directors, NEOs and eligible employees to maintain significant holdings of Company securities at all times.

BENEFITS

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are generally eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage.

Defined Benefit Plans

In connection with the MSG Distribution, the Company assumed from MSG Networks sponsorship of the MSG Holdings, L.P. Cash Balance Pension Plan, which was renamed the

MSG Sports & Entertainment, LLC Cash Balance Pension Plan (the “Cash Balance Pension Plan”), a tax-qualified defined benefit plan, for participating employees, including executive officers. Effective March 1, 2011, MSG Networks merged the Madison Square Garden, L.P. Retirement Plan (the “Retirement Plan”), a frozen defined benefit pension plan, into the Cash Balance Pension Plan. Under the MSG Sports & Entertainment, LLC Excess Cash Balance Plan (the “Excess Cash Balance Plan”), a nonqualified deferred compensation plan, the Company provides additional benefits to employees, including executive officers, who are restricted by the applicable Internal Revenue Service (“IRS”) annual compensation limitation. Each of the Cash Balance Pension Plan and Excess Cash Balance Plan were frozen to new participants and future benefit accruals effective as of December 31, 2015.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan, and the Retirement Plan is provided in the Pension Benefits table under “Executive Compensation Tables” below.

Defined Contribution Plans

In connection with the MSG Distribution, the Company assumed from MSG Networks the sponsorship of the MSG Holdings, L.P. 401(k) Savings Plan (the “Savings Plan”), a tax-qualified retirement savings plan, for participating employees, including executive officers. As of the MSG Distribution, the Savings Plan was renamed the Madison Square Garden 401(k) Savings Plan, and amended to be a multiple employer plan to which MSG Networks also contributes as a participating employer. Under the Savings Plan, participants may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Savings Plan provides (a) fully-vested matching contributions equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) a discretionary non-elective contribution by the Company. In March 2019, the Company provided a discretionary non-elective contribution with regards to the 2018 calendar year equal to 1.5% of eligible pay.

In addition, the Company offers the MSG Sports & Entertainment, LLC Excess Savings Plan (the “Excess Savings Plan”), a nonqualified deferred compensation plan, to employees, including executive officers, whose contributions to the Savings Plan are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided in the Nonqualified Deferred Compensation table under “Executive Compensation Tables” below.

Matching contributions made by the Company in the fiscal year ended June 30, 2019 in respect of the NEOs under the Savings Plan and the Excess Savings Plan are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

PERQUISITES

The Company provides certain perquisites to executive officers as described below. Additional information concerning perquisites received by each of the NEOs is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Car and Driver

Messrs. Dolan and Lustgarten have regular access to a car and driver which each is permitted to use for personal use in addition to business purposes. For Mr. Dolan half of such costs are reimbursed by MSG Networks. In addition, certain other executive officers and members of management have had access to cars and drivers on a limited basis for personal use. To the extent employees used a car and driver for personal use without reimbursement to the Company, those employees were imputed compensation for tax purposes.

Aircraft Arrangements

During the fiscal year ended June 30, 2019, the Company owned its own airplane, and also had access to various aircraft through arrangements with various Dolan family entities. Messrs. Dolan and Lustgarten have been permitted to use the Company’s aircraft (including aircraft to which MSG has access through various dry lease agreements) for personal use. Mr. Dolan is not required to reimburse the Company for personal use of the Company-owned aircraft. Additionally, Messrs. Dolan and Lustgarten have access to helicopter travel, including for personal travel. Helicopter use has primarily been for commutation and they are not required to reimburse the Company for such use. The Company and MSG Networks have agreed to share the costs of Mr. Dolan’s personal aircraft and helicopter use equally. See “Transactions with Related Parties — Aircraft Arrangements.”

The Company is typically reimbursed for the incremental variable costs associated with the personal use of aircraft (except as noted above). To the extent any executive officer or other employee used any of the aircraft, including helicopters, for personal travel without reimbursement to the Company, they were imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company net of any reimbursements received from executive officers. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken.

Executive Security

Mr. Dolan participates in the Company’s executive security program. The Company and MSG Networks agreed to share the costs of such participation in their security program equally. See “Transactions with Related Parties — Relationship Between Us, MSG Networks and AMC Networks.” Because certain of these costs can be viewed as conveying personal benefits to Mr. Dolan, they are reported as perquisites.

Other

From time to time certain employees, including the NEOs (and their guests), have access to tickets to sporting events and other entertainment at the Company’s venues at no cost, and may also purchase tickets at face value. Attendance at such events is integrally and directly related to the performance of their duties, and, as such, we do not deem the receipt of such tickets to be perquisites.

Our NEOs may also make incidental use from time to time of certain amenities made available through Company resources, such as medical and other health related services provided by the Company’s staff, as well as food and beverage at the Company’s nightlife, dining and entertainment venues.

POST-TERMINATION COMPENSATION

We believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executive officers.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. These may include payments or other benefits upon a termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability or termination following a change in control of the Company or following a going private transaction. With respect to the NEOs, the amounts and terms of such payments and other benefits (including the definition of “cause” and “good reason”) are governed by each NEO’s employment agreement and any applicable award agreements. Post-termination compensation is discussed in greater detail in “Executive Compensation Tables — Employment

Agreements” and “— Termination and Severance” below.

TAX DEDUCTIBILITY OF COMPENSATION

For fiscal years beginning prior to December 31, 2017, Section 162(m) established a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid NEOs (other than the chief financial officer) in a taxable year. This limitation did not apply to any compensation that is “qualified performance-based compensation” under Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria established under a plan approved by our stockholders. Our short-term and long-term incentive compensation plans historically were generally designed in a manner intended to qualify for this exception from the deduction limitations of Section 162(m) and to be consistent with providing appropriate compensation to executive officers. The Company’s stockholders approved the CIP and Employee Stock Plan at the Company’s annual stockholders’ meeting on December 9, 2016.

Pursuant to the enactment of the Tax Cuts and Jobs Act on December 22, 2017, Section 162(m)

was modified to remove the “qualified performance-based compensation” exception, unless such compensation qualifies for transition relief afforded to certain binding arrangements in effect on November 2, 2017 that have not been modified in any material respect on or after such date. Accordingly, restricted stock units, performance stock units and stock options granted to certain executives prior to November 2, 2017 are subject to transition relief and remain tax deductible.

Due to transition relief uncertainty with regard to the interpretation and implementation of the changes to Section 162(m) in the Tax Cuts and Jobs Act, performance objectives were established for the CIP and restricted stock units as part of the 2019 fiscal year compensation program in a manner intended to comply with the performance-based exception to the deduction limitations of Section 162(m). However, as a result of IRS guidance issued after such programs were established, we do not expect that such awards will be deductible to the extent total compensation exceeds the annual $1 million limit.

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis set forth above with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in this proxy statement for filing with the SEC.

Members of the Compensation Committee

Joseph J. Lhota

Scott M. Sperling (Chair)

Vincent Tese

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s NEOs. See “Compensation

Discussion & Analysis” for an explanation of our compensation philosophy and program.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our NEOs for the fiscal years ended June 30, 2019, 2018, and 2017, respectively. Our Executive Chairman and Chief Executive Officer, and Executive Vice President and General Counsel are shared employees of the Company and MSG Networks; the information set forth below only reflects the compensation for those shared executive officers paid by the Company for services rendered to the Company, and excludes amounts for which MSG Networks reimbursed the Company (for more information regarding the compensation of Messrs. Dolan and Burian by MSG Networks, see MSG Networks’ Definitive

Proxy Statement, filed with the SEC on October 25, 2019).

Effective December 31, 2018, Ms. Coleman stepped down from her role as Chief Financial Officer of the Company and ceased to be an executive officer. Ms. Coleman’s 2019 fiscal year compensation is reflected herein because she was employed by the Company as its Executive Vice President and Chief Financial Officer for a portion of the year. Ms. Mink became Executive Vice President and Chief Financial Officer effective January 1, 2019. Mr. D’Ambrosio was promoted to Senior Vice President, Treasurer in October 2018 and became an executive officer.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
James L. Dolan Executive Chairman & Chief Executive Officer	2019	1,000,000	—	19,862,423	30,000,102	2,550,800	7,471	695,695	54,116,491
	2018	1,000,000	—	7,383,578	—	2,600,000	6,427	601,235	11,591,240
	2017	1,002,365	—	7,254,762	—	3,211,720	6,418	281,132	11,756,397
Andrew Lustgarten President	2019	1,423,077	—	2,982,488	—	3,629,985	92	496,922	8,532,564
	2018	914,423	—	1,436,517	5,000,000	1,783,125	3,040	112,908	9,250,013
Victoria M. Mink(7) Executive Vice President and Chief Financial Officer	2019	514,615	—	669,587	—	656,340	—	22,371	1,862,913

Lawrence J. Burian Executive Vice President and General Counsel	2019	818,462	—	1,392,031	—	1,565,799	13,154	45,789	3,835,235
	2018	700,000	—	1,034,292	—	1,365,000	11,485	40,344	3,151,121
	2017	700,000	—	1,016,895	—	1,748,909	11,378	43,688	3,520,870
Philip D’Ambrosio Senior Vice President, Treasurer(8)	2019	568,476	—	792,778	—	543,776	—	33,200	1,938,230

Donna Coleman(9) Executive Vice President and Chief Financial Officer	2019	1,153,846	—	2,732,878	—	2,207,423	—	63,820	6,157,967
	2018	900,000	—	1,971,487	—	1,755,000	—	50,436	4,676,923
	2017	900,000	—	1,934,831	—	1,757,700	—	57,844	4,650,375

(1)

For 2019, salaries paid by the Company to the NEOs accounted for approximately the following percentages of their total Company compensation: Mr. Dolan – 2%; Mr. Lustgarten, 17%, Ms. Mink – 28%; Mr. Burian – 21%; Mr. D’Ambrosio – 29%, and Ms. Coleman – 19%.

(2)

This column reflects the aggregate grant date fair value of Company restricted stock units and performance stock units granted to the NEOs, without any reduction for risk of forfeiture, as calculated in accordance with FASB ASC Topic 718 on the date of grant. The assumptions used by the Company in calculating these amounts are set forth in Note 14 to our financial statements included in our 2019 Form 10-K. The grant date fair value of the performance stock units is shown at target performance. For the 2019 figures, this column reflects the value of restricted stock units and performance stock units granted in August 2018, September

2018, October 2018 and May 2019, as applicable. At the highest level of performance, the value of such 2019 performance stock units on the applicable grant date would be: $16,438,314 for Mr. Dolan; $1,640,368 for Mr. Lustgarten; $368,273 for Ms. Mink; $765,617 for Mr. Burian; $437,587 for Mr. D’Ambrosio; and $1,093,691 for Ms. Coleman. With respect to Mr. Dolan, such amounts include awards with a grant date fair value of $12,407,119 granted in October 2018 as a result of an adjustment of Mr. Dolan’s target long-term incentive opportunities for the period from November 2017, the date that he was initially appointed Chief Executive Officer, to bring the awards up to the target levels reflected in his new employment agreement, as well as the Performance Alignment PSU Grant. With respect to Ms. Mink, such amounts include awards granted in May 2019 to reflect, on a pro rata basis, a new target long-term incentive opportunity as a result of Ms. Mink’s promotion to Executive Vice President and Chief Financial Officer effective January 1, 2019. With respect to Mr. D’Ambrosio, such amounts include additional awards granted in May 2019 to reflect the increased target long-term incentive opportunity (on a non-pro rata basis) as a result of Mr. D’Ambrosio’s promotion to Senior Vice President, Treasurer on October 3, 2018. With respect to Ms. Coleman, such amounts include $744,349 of incremental fair value that resulted from the elimination of the time-based restrictions on Ms. Coleman’s outstanding restricted stock units and performance stock units in connection with Ms. Coleman stepping down from her role as Chief Financial Officer of the Company. See “— Employment Agreements” for the terms of the transition of Ms. Coleman’s role. For the 2018 figures, this column reflects the value of restricted stock units and performance stock units granted in September 2017. At the highest level of performance, the value of such 2018 performance stock units on the grant date would be: $4,060,968 for Mr. Dolan; $790,084 for Mr. Lustgarten; $568,861 for Mr. Burian; and $1,084,318 for Ms. Coleman. For the 2017 figures, this column reflects the value of restricted stock units and performance stock units granted in September 2016. At the highest level of performance, the value of such 2017 performance stock units on the grant date would be: $3,990,119 for Mr. Dolan; $559,293 for Mr. Burian; and $1,064,157 for Ms. Coleman.

(3)

With respect to Mr. Dolan, this column reflects the Performance Alignment Option Grants. See “Compensation Discussion & Analysis — CEO 2019 Fiscal Year Alignment Awards.” With respect to Mr. Lustgarten, this column reflects a grant of stock options in connection with his promotion to President of the Company.

(4)

For the 2019 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2019 and paid in August 2019. For the 2018 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2018 and paid in September 2018. For the 2017 figures, this column reflects the annual incentive award earned by each NEO with respect to performance during the fiscal year ended June 30, 2017 and paid in September 2017, and, for Messrs. Dolan and Burian, the long-term cash performance awards granted by MSG Networks in September 2014 and paid at their target value in September 2017 (as a result of the MSG Networks compensation committee’s decision to exercise negative discretion with respect to such awards in connection with the MSG Distribution). These long-term cash performance amounts do not include amounts reimbursed by MSG Networks, representing 33% of the liability accrued for each award as of the MSG Distribution Date plus, with respect to Messrs. Dolan and Burian, 30% of the liability accrued after the MSG Distribution Date. These long-term cash performance awards were paid in September 2017 in the following amounts: Mr. Dolan: $875,000 ($273,438 of which was reimbursed by MSG Networks); and Mr. Burian: $555,209 ($173,400 of which was reimbursed by MSG Networks).

(5)

For each period, this column represents the sum of the increase during such period in the present value of each individual’s accumulated Cash Balance Pension Plan account and accumulated Excess Cash Balance Plan account over the amount reported for the prior period. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the NEOs’ pension benefits, please see the Pension Benefits table below.

(6)	The table below shows the components of this column:

Name	Year	401(k) Plan Match(a)	401(k) Plan Discretionary Contribution(a)	Excess Savings Plan Match(a)	Excess Savings Plan Discretionary Contribution(a)	Life Insurance Premiums(b)	Perquisites(c)	Total
James L. Dolan	2019	11,200	4,125	28,800	10,875	4,896	635,799	695,695
Andrew Lustgarten	2019	11,200	4,125	47,604	13,471	1,224	419,298	496,922
Victoria M. Mink	2019	11,046	1,731	8,615	—	979	—	22,371
Lawrence J. Burian	2019	11,200	4,125	20,892	7,102	2,470	—	45,789
Philip D’Ambrosio	2019	4,542	4,125	19,031	4,151	1,351	—	33,200
Donna Coleman	2019	5,538	4,125	42,000	10,933	1,224	—	63,820

(a)

These columns represent, for each individual, a matching contribution and a 1.5% discretionary profit share contribution by the Company on behalf of such individual under the Savings Plan or Excess Savings Plan, as applicable.

(b)	This column represents amounts paid for each individual to participate in the Company’s group life insurance program.

(c)

This column represents the following aggregate estimated perquisites, as described in the table below. For more information regarding the calculation of these perquisites, please see “Compensation Discussion & Analysis — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Executive Security(III)	Total ($)
James L. Dolan	2019	277,259	309,225	49,315	635,799
Andrew Lustgarten	2019	164,577	254,721	*	419,298
Victoria M. Mink	2019	*	*	*	**
Lawrence J. Burian	2019	*	*	*	**
Philip D’Ambrosio	2019	*	*	*	**
Donna Coleman	2019	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of the NEO.

**	The aggregate value of the perquisites in 2019 for the individual is less than $10,000.

(I)

Amounts in this column represent the Company’s share of the cost of the personal use (which includes commutation) by Messrs. Dolan, and Lustgarten of cars and drivers provided by the Company. These amounts are calculated using a portion of the cost of the Company’s driver plus maintenance, fuel and other related costs for the Company vehicle, based on an estimated percentage of personal use.

(II)

As discussed under “Compensation Discussion & Analysis — Perquisites — Aircraft Arrangements,” the amounts in the table reflect the Company’s share of the incremental cost for personal use of the Company’s aircraft and other aircraft the Company has access to pursuant to arrangements with various Dolan family entities (see “Transactions with Related Parties — Aircraft Arrangements”), as well as personal helicopter use primarily for commutation. Incremental cost is determined as the actual additional cost incurred by the Company under the applicable arrangement.

(III)	The amounts in this column represent the Company’s share of the cost of executive security services provided to Mr. Dolan.

(7)	Effective January 1, 2019, Ms. Mink was appointed Executive Vice President and Chief Financial Officer of the Company.

(8)	Effective October 3, 2018, Mr. D’Ambrosio was promoted to SVP, Treasurer of the Company.

(9)	Effective December 31, 2018, Ms. Coleman stepped down as Chief Financial Officer of the Company, and ceased to be an executive officer.

GRANTS OF PLAN-BASED AWARDS

The table below presents information regarding awards granted during the fiscal year ended June 30, 2019 to each NEO under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and equity incentive plan awards of restricted stock units, performance stock units and stock options.

Name	Year	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh.)	Grant Date Fair Value of Stock and Option Awards ($)(1)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James L. Dolan	2019	8/29/2018	(2)		2,000,000	4,000,000
	2019	9/20/2018	(3)				10,990	12,211	13,432				3,727,652
	2019	10/3/2018	(3)				2,192	2,436	2,680				752,115
	2019	10/3/2018	(4)				1,279	1,421	1,563				438,734
	2019	10/3/2018	(5)				29,224	32,471	35,718				10,025,421
	2019	9/20/2018	(6)							12,211			3,727,652
	2019	10/3/2018	(6)							2,436			752,115
	2019	10/3/2018	(7)							1,421			438,734
	2019	10/3/2018	(8)								125,015	308.75	10,000,022
	2019	10/3/2018	(8)								144,245	339.63	10,000,027
	2019	10/3/2018	(8)								179,732	385.94	10,000,053
Andrew Lustgarten	2019	8/29/2018	(2)		3,000,000	6,000,000
	2019	9/20/2018	(3)				4,397	4,885	5,374				1,491,244
	2019	9/20/2018	(6)							4,885			1,491,244
Victoria M. Mink	2019	5/24/2019	(2)		800,000	1,600,000
	2019	5/24/2019	(3)				1,010	1,122	1,234				334,794
	2019	5/24/2019	(6)							1,122			334,794
Lawrence J. Burian	2019	8/29/2018	(2)		1,260,000	2,520,000
	2019	9/20/2018	(3)				2,052	2,280	2,508				696,016
	2019	9/20/2018	(6)							2,280			696,016
Philip D’Ambrosio	2019	8/29/2018	(2)		431,250	862,500
	2019	9/20/2018	(3)				1,100	1,222	1,344				373,040
	2019	5/24/2019	(3)				75	83	91				24,766
	2019	8/29/2018	(6)							1,222			370,205
	2019	5/24/2019	(6)							83			24,766
Donna Coleman	2019	8/29/2018	(2)		1,800,000	3,600,000
	2019	9/20/2018	(3)				2,931	3,257	3,583				994,264
	2019	12/18/2018	(9)				12,237	13,597	14,957				577,055
	2019	9/20/2018	(6)							3,257			994,264
	2019	12/18/2018	(9)							8,261			167,295

(1)

This column reflects the aggregate grant date fair value of the stock option awards, restricted stock unit awards and performance stock unit awards, as applicable, granted to each NEO in the 2019 fiscal year without any reduction for risk of forfeiture as calculated in accordance with FASB ASC Topic 718 as of the date of grant. The grant date fair value of the performance stock units is shown at target performance. At the highest level of performance, the value of the performance stock units on the applicable grant date would be: $16,438,314 for Mr. Dolan; $1,640,368 for Mr. Lustgarten; $368,273 for Ms. Mink; $765,617 for Mr. Burian; $437,587 for Mr. D’Ambrosio; and $1,093,691 for Ms. Coleman.

(2)

This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s CIP for performance in the fiscal year ended June 30, 2019. Each of the NEOs is assigned a target bonus which is a percentage of the NEO’s base salary for such year. There is no threshold amount for annual incentive awards. Under the terms of the awards, upon the achievement of the relevant performance targets, each NEO is eligible to receive an annual incentive award equal to the lesser of $10,000,000 and two times the NEO’s target bonus, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid in September 2019 for performance in the 2019 fiscal year are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion & Analysis — Elements of Our Compensation Program — Annual Cash Incentives.”

(3)

This row reflects the threshold, target and maximum number of performance stock units awarded in the fiscal year ended June 30, 2019. Each performance stock unit award was granted with a target number of units, with an actual payment based upon the achievement of performance targets. These grants of performance stock units, which were made under the Employee Stock Plan, will vest upon the later of September 15, 2021 and the date of certification of achievement against pre-determined performance goals measured in the 2021 fiscal year, subject to continued employment requirements and employment agreement and award terms (as applicable). See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Performance Stock Units.” With respect to Mr. Dolan, these amounts include performance stock units awarded in October 2018 as a result of the adjustment of Mr. Dolan’s target long-term incentive opportunities for the fiscal year 2019.

(4)

This row reflects the threshold, target and maximum number of performance stock units that were awarded to Mr. Dolan in October 2018 as a result of an adjustment of Mr. Dolan’s target long-term incentive opportunities from the time that he was initially appointed Chief Executive Officer (pro-rated to cover the seven months he served as Chief Executive Officer during the 2018 fiscal year). Each performance stock unit was granted with a target number of units, with an actual payment based upon the achievement of performance targets. This grant of performance stock units, which was made under the Employee Stock Plan, will vest in the first quarter following the fiscal year ended June 30, 2020, subject to certification of pre-determined performance goals measured in the 2020 fiscal year and continued employment requirements and the terms of Mr. Dolan’s employment agreement, which is consistent with performance stock units granted as part of the standard 2018 fiscal year compensation program. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Performance Stock Units.”

(5)

This row reflects the threshold, target and maximum number of performance stock units underlying the Performance Alignment PSU Grant, which was awarded to Mr. Dolan in October 2018. The Performance Alignment PSU Grant was granted with a target number of units, with an actual payment based upon the achievement of performance targets. Three quarters of the Performance Alignment PSU Grant, which was granted under the Employee Stock Plan, will vest upon the later of September 15, 2021 and the date of certification of achievement against pre-determined performance goals measured in the 2021 fiscal year, with the remaining one quarter (assuming certification of such pre-determined performance goals) vesting on September 15, 2022, subject to continued employment requirements and the terms of Mr. Dolan’s employment agreement. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Performance Stock Units.”

(6)

This row reflects the number of restricted stock units awarded in the fiscal year ended June 30, 2019. These grants of restricted stock units, which were made under the Employee Stock Plan, are expected to vest in three equal installments on September 15, 2019, 2020 and 2021, subject to continued employment requirements and employment agreement and award terms (as applicable), and, are subject to performance criteria which have been satisfied. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Restricted Stock Units.” With respect to Mr. Dolan, these amounts include restricted stock units awarded in October 2018 as a result of the adjustment of Mr. Dolan’s target long-term incentive opportunities from the time that he was initially appointed Chief Executive Officer.

(7)

This row reflects the number of restricted stock units that were awarded to Mr. Dolan in October 2018 as a result of an adjustment of Mr. Dolan’s target long-term incentive opportunities from the time that he was initially appointed Chief Executive Officer (pro-rated to cover the seven months he served as Chief Executive Officer during the 2018 fiscal year). Two-thirds of this grant of restricted stock units, which was made under the Employee Stock Plan, vest on August 30, 2019, and one-third vests on August 30, 2020, subject to continued employment requirements and the terms of Mr. Dolan’s employment agreement, which is consistent with restricted stock units granted as part of the standard 2018 fiscal year compensation program. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Restricted Stock Units.”

(8)

These rows reflect the number of shares underlying the Performance Alignment Option Grants granted to Mr. Dolan in October 2018. Each tranche of the Performance Alignment Option Grants, which were made under the Employee Stock Plan, will vest in equal installments on September 15, 2019, 2020, 2021 and 2022, subject to continued employment requirements and the terms of Mr. Dolan’s employment agreement. See “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-Term Incentives — Stock Options.”

(9)

This row reflects the incremental fair value that resulted from the elimination of the time-based restrictions on Ms. Coleman’s outstanding restricted stock units and performance stock units, including those set forth in footnotes 3 and 6 above, in connection with Ms. Coleman stepping down from her role as Chief Financial Officer of the Company. See “— Employment Agreements” for the terms of the transition of Ms.  Coleman’s role.

OUTSTANDING EQUITY AWARDS AT JUNE 30, 2019

The table below shows (i) each grant of stock options that is unexercised and outstanding, and (ii) the aggregate number and value of unvested restricted stock units and performance stock units outstanding (assuming target performance) for each NEO, in each case, as of June 30, 2019.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
James L. Dolan	—	125,015(2)	308.75	4/3/2026	—	—
	—	144,245(2)	339.63	4/3/2026	—	—
	—	179,732(2)	385.94	4/3/2026	—	—
					122,104(3)	34,181,794
Andrew Lustgarten	31,276	62,550(4)	210.13	12/15/2027	—	—
					16,445(5)	4,603,613
Victoria M. Mink					2,244(6)	628,185
Lawrence J. Burian					12,617(7)	3,532,003
Philip D’Ambrosio					8,367(8)	2,342,258
Donna Coleman					16,854(9)	4,718,109

(1)	Calculated using the closing market price of Class A Common Stock on the NYSE on June 28, 2019 of $279.94 per share.

(2)

This amount represents Mr. Dolan’s Performance Alignment Option Grants granted on October 3, 2018, which vest in equal installments on September 15, 2019, 2020, 2021 and 2022, subject to continued employment and the terms of Mr. Dolan’s employment agreement.

(3)

With respect to Mr. Dolan, the total in this column represents an award of 7,087 restricted stock units (from an original award of 21,260 restricted stock units) and 21,260 target performance stock units granted as long-term incentive awards on September 26, 2016, 11,660 restricted stock units (from an original award of 17,490 restricted stock units) and 17,490 target performance stock units granted as long-term incentive awards on August 30, 2017, 12,211 restricted stock units and 12,211 target performance stock units granted as long-term incentive awards on September 20, 2018, 1,421 restricted stock units and 1,421 target performance stock units granted on October 3, 2018 as a result of an adjustment of Mr. Dolan’s target long-term incentive opportunities from the time that he was initially appointed Chief Executive Officer, prorated to cover the seven months he served as Chief Executive Officer during the 2018 fiscal year (the “2018 fiscal year incremental awards”), 2,436 restricted stock units and 2,436 target performance stock units granted on October 3, 2018 as a result of an adjustment of Mr. Dolan’s target long-term incentive opportunities for the 2019 fiscal year (the “2019 fiscal year incremental awards”), and the Performance Alignment PSU Grant of 32,471 target performance stock units granted on October 3, 2018.

The restricted stock units granted on September 26, 2016 vest in three equal installments on September 26, 2017, September 15, 2018 and September 15, 2019. The restricted stock units granted on August 30, 2017 vest in three equal installments on August 30, 2018, 2019 and 2020. Two-thirds of the restricted stock units granted as part of the 2018 fiscal year incremental awards vest on August 30, 2019, and one-third vest on August 30, 2020. All other restricted stock units, including those granted as part of the 2019 fiscal year incremental awards, vest ratably over three years on September 15th each year following the year of grant.

The performance stock units granted on September 26, 2016 and August 30, 2017 cliff-vest upon certification of pre-determined performance goals that must be met in the final year of the three-year period ending June 30th of the applicable year. The performance stock units granted as part of the 2018 fiscal year incremental awards cliff-vest upon certification of pre-determined performance goals that must be met in the final year of the three-year period ending June 30, 2020. Three-quarters of the Performance Alignment PSU Grant vest upon the later of September 15, 2021, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2021, and the remaining one-quarter vest on September 15, 2022. All other performance stock units, including those granted as part of the 2019 fiscal year incremental awards, cliff-vest upon the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30th of the applicable year.

All vestings are subject to continued employment and the terms of Mr. Dolan’s employment agreement.

(4)

This amount represents Mr. Lustgarten’s 62,550 stock options (from an original award of 93,826 stock options) granted on December 15, 2017 in connection with his promotion to President of the Company, which vest in equal installments on December 15, 2018, 2019 and 2020, subject to continued employment and the terms of Mr. Lustgarten’s employment agreement.

(5)

With respect to Mr. Lustgarten, the total in this column represents an award of 323 restricted stock units (from an original award of 970 restricted stock units) and 970 target performance stock units granted as long-term incentive awards on September 26, 2016, 1,400 restricted stock units (from an original award of 2,100 restricted stock units) and 2,100 target performance stock units granted as long-term incentive awards on August 30, 2017, 753 restricted stock units (from an original award of 1,129 restricted stock units) and 1,129 target performance stock units granted as long-term incentive awards on April 19, 2018, and 4,885 restricted stock units and 4,885 target performance stock units granted as long-term incentive awards on September 20, 2018. The restricted stock units granted on September 26, 2016 vest in three equal installments on September 26, 2017, September 15, 2018 and September 15, 2019. The restricted stock units granted on August 30, 2017 and April 19, 2018 each vest in three equal installments on August 30, 2018,

2019 and 2020. All other restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units granted on September 26, 2016 and August 30, 2017 cliff-vest upon certification of pre-determined performance goals that must be met in the final year of the three-year period ending June 30th of the applicable year. All other performance stock units cliff-vest upon the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of a three-year period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. Lustgarten’s employment agreement.

(6)

With respect to Ms. Mink, the total in this column represents an award of 1,122 restricted stock units and 1,122 target performance stock units granted as long-term incentive awards on May 24, 2019. The restricted stock units vest in three equal installments on September 15, 2019, 2020 and 2021. The performance stock units cliff-vest upon the later of September 15, 2021, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30, 2021. All vestings are subject to continued employment and the terms of Ms. Mink’s employment agreement.

(7)

With respect to Mr. Burian, the total in this column represents an award of 993 restricted stock units (from an original award of 2,980 restricted stock units) and 2,980 target performance stock units granted as long-term incentive awards on September 26, 2016, 1,634 restricted stock units (from an original award of 2,450 restricted stock units) and 2,450 target performance stock units granted as long-term incentive awards on August 30, 2017, and 2,280 restricted stock units and 2,280 target performance stock units granted as long-term incentive awards on September 20, 2018. The restricted stock units granted on September 26, 2016 vest in three equal installments on September 26, 2017, September 15, 2018 and September 15, 2019. The restricted stock units granted on August 30, 2017 vest in three equal installments on August 30, 2018, 2019 and 2020. All other restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units granted on September 26, 2016 and August 30, 2017 cliff-vest upon certification of pre-determined performance goals that must be met in the final year of the three-year period ending June 30th of the applicable year. All other performance stock units cliff-vest upon the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of a three-year period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. Burian’s employment agreement.

(8)

With respect to Mr. D’Ambrosio, the total in this column represents 710 restricted stock units (from an original award of 2,130 restricted stock units) and 2,130 target performance stock units granted as long-term incentive awards on September 26, 2016, 1,167 restricted stock units (from an original award of 1,750 restricted stock units) and 1,750 target performance stock units granted as long-term incentive awards on August 30, 2017, 1,222 restricted stock units and 1,222 target performance stock units granted as long-term incentive awards on August 29, 2018 and September 20, 2018, respectively, and 83 restricted stock units and 83 performance stock units granted as long-term incentive awards on May 24, 2019. The restricted stock units granted on September 26, 2016 vest in three equal installments on September 26, 2017, September 15, 2018 and September 15, 2019. The restricted stock units granted on August 30, 2017 vest in three equal installments on August 30, 2018, 2019 and 2020. The restricted stock units granted on May 24, 2019, vest in three equal installments on September 15, 2019, 2020 and 2021. All other restricted stock units vest ratably over three years on September 15th each year following the year of grant. The performance stock units granted on September 26, 2016 and August 30, 2017 cliff-vest upon certification of pre-determined performance goals that must be met in the final year of a three-year period ending June 30th of the applicable year. All other performance stock units cliff-vest upon the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of the three-year period ending June 30th of the applicable year. All vestings are subject to continued employment and the terms of Mr. D’Ambrosio’s awards.

(9)

With respect to Ms. Coleman, the total in this column represents an award of 5,670 target performance stock units granted as long-term incentive awards on September 26, 2016, 4,670 target performance stock units granted as long-term incentive awards on August 30, 2017, and 3,257 restricted stock units and 3,257 target performance stock units granted as long-term incentive awards on September 20, 2018. Pursuant to the terms of the Letter Agreement, dated December 10, 2018, between the Company and Ms. Coleman, the time-based restriction on Ms. Coleman’s outstanding restricted stock units were eliminated and will vest 90 days after the certification of the pre-determined Section 162(m) performance metrics. The performance stock units granted on September 26, 2016 and August 30, 2017 cliff-vest 90 days following the certification of pre-determined performance goals that must be met in the final year of the three-year period ending June 30th of the applicable year. All other performance stock units cliff-vest 90 days following the later of September 15th following a three-year period, and the date of certification of achievement against pre-determined performance goals measured in the final year of a three-year period ending June 30th of the applicable year. None of Ms.  Coleman’s vestings are subject to continued employment requirements.

STOCK VESTED

The table below shows restricted stock unit awards that vested during the fiscal year ended

June 30, 2019. No stock options were exercised in the fiscal year ended June 30, 2019.

Name	Restricted Stock Units
	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
James L. Dolan	17,793	5,473,868
Andrew Lustgarten	2,755	847,397
Victoria M. Mink	—	—
Lawrence J. Burian	5,991	1,852,911
Philip D’Ambrosio	1,293	396,413
Donna Coleman	16,343	4,846,429

(1)

Calculated using the closing market price of Class A Common Stock on the NYSE on the vesting dates (or the immediately preceding business day, if the vesting date was not a business day), August 30, 2018, September 11, 2018, September 14, 2018 and January 1, 2019, of $303.52, $310.45, $309.10 and $267.70 per share, respectively.

PENSION BENEFITS

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each NEO, under our defined benefit pension plans as of June 30, 2019.

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(2)
James L. Dolan	Cash Balance Pension Plan	0(3)	—
	Excess Cash Balance Plan	7(3)	252,415
Andrew Lustgarten	Cash Balance Pension Plan	1(4)	3,132
	Excess Cash Balance Plan	1(4)	—
Victoria M. Mink	Cash Balance Pension Plan	0(5)	—
	Excess Cash Balance Plan	0(5)	—
Lawrence J. Burian	Cash Balance Pension Plan	16(4)	213,007
	Excess Cash Balance Plan	16(4)	234,499
Philip D’Ambrosio	Cash Balance Pension Plan	0(5)	—
	Excess Cash Balance Plan	0(5)	—
Donna Coleman	Cash Balance Pension Plan	0(5)	—
	Excess Cash Balance Plan	0(5)	—

(1)	Accruals under both the Cash Balance Pension Plan and the Excess Cash Balance Plan were frozen as of December 31, 2015.

(2)	Additional information concerning Pension Plans and Postretirement Plan Assumptions is set forth in Note 13 to our financial statements included in our 2019 Form 10-K.

(3)

Mr. Dolan does not participate in the Cash Balance Pension Plan. Mr. Dolan commenced participation in the Excess Cash Balance Plan in connection with the MSG Distribution. Amounts accrued by Mr. Dolan prior to the MSG Distribution under MSG Networks’ excess cash balance plan were transferred to our Excess Cash Balance Plan. The number of years of credited service under the Excess Cash Balance Plan includes the period of Mr. Dolan’s participation in MSG Networks’ excess cash balance plan.

(4)

In connection with the spin-off of MSG Networks from Cablevision, Mr. Burian’s accrued benefits under each of the Cablevision cash balance pension plan and Cablevision excess cash balance plan were transferred to the Cash Balance Pension Plan and the MSG Networks’ excess cash balance plan, respectively. The number of years of credited service under each of the Cash Balance Pension Plan and the Excess Cash Balance Plan includes the period of Mr. Burian’s participation in the Cablevision plans prior to the spin-off of MSG Networks from Cablevision. In connection with the MSG Distribution, Messrs. Burian’s and Lustgarten’s accrued benefits under MSG Networks’ excess cash balance plan were transferred to the Excess Cash Balance Plan. The number of years of credited service under the Excess Cash Balance Plan includes the period of Messrs. Burian’s and Lustgarten’s participation in the MSG Networks excess cash balance plan prior to the MSG Distribution.

(5)

As of the date that such plans were frozen, Mses. Mink and Coleman and Mr. D’Ambrosio had not yet commenced participation in the Cash Balance Pension Plan and the Excess Cash Balance Plan as a result of such plans’ one-year waiting periods.

The Company maintains several benefit plans for our executive officers. The material terms and conditions are discussed below.

Cash Balance Pension Plan

Upon the MSG Distribution, the Company assumed from MSG Networks the sponsorship of the Cash Balance Pension Plan, a tax-qualified defined benefit plan that generally covers regular full-time and part-time non-union employees of the Company and certain of its affiliates who have completed one year of service. The Cash Balance Pension Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). A notional account is maintained for each participant under the Cash Balance Pension Plan, including Messrs. Lustgarten and Burian, which consists of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9%

of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals, subject to applicable IRS limits.

A participant’s interest in the Cash Balance Pension Plan is subject to vesting limitations for the first three years of employment. A participant’s account will also vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the Cash Balance

Pension Plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.

Excess Cash Balance Plan

The Excess Cash Balance Plan is a nonqualified deferred compensation plan that is intended to provide eligible participants, including Messrs. Lustgarten and Burian, with a portion of their overall benefit that they would accrue under the Cash Balance Pension Plan but for Code limits on the amount of “compensation” (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans. The Excess Cash Balance Plan was frozen to future benefit accruals effective as of December 31, 2015 (though accrued benefits continue to earn interest credits). The Company maintains a notional excess cash balance account for each eligible participant, and for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

Madison Square Garden 401(k) Savings Plan (“Savings Plan”)

Under the Savings Plan, a tax-qualified retirement savings plan, participating employees, including the NEOs, may contribute into their plan accounts a percentage of their eligible pay on a pre-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Company provides a (a) fully-vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) discretionary non-elective fully-vested contribution by the Company. In March 2019, the Company made a discretionary non-elective contribution to each eligible employee’s account equal to 1.5% of eligible pay with respect to the 2018 calendar year. In connection with the MSG Distribution, the Savings Plan became a multiple employer plan sponsored by the Company, to which MSG Networks also contributes for its employees.

Excess Savings Plan

The Excess Savings Plan is an unfunded, nonqualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified Savings Plan. An employee is eligible to participate in the Excess Plan for a calendar year if his or her compensation (as defined in the Savings Plan) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($280,000 in calendar year 2019) and he or she makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the Savings Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($19,000, or $25,000 if 50 or over, for calendar year 2019) can continue to make pre-tax contributions under the Excess Savings Plan of up to 4% of his or her eligible pay. In addition, the Company provides a (a) fully-vested matching contribution equal to 100% of the first 4% of eligible pay contributed by participating employees and (b) discretionary non-elective fully-vested contribution by the Company. Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the Savings Plan. Distributions of vested benefits are made in a lump sum as soon as practicable after the participant’s termination of employment with the

Company. In March 2019, the Company made a discretionary non-elective contribution to each eligible employee’s account equal to 1.5% of eligible pay with respect to the 2018 calendar year.

NONQUALIFIED DEFERRED COMPENSATION

The table below shows (i) the contributions made by each NEO and the Company during the fiscal year ended June 30, 2019, (ii) aggregate earnings on each NEO’s account balance during the fiscal year ended June 30, 2019 and (iii) the account balance of each of our NEOs under the Excess Savings Plan as of June 30, 2019.

Name	Plan Name	Executive Contributions in 2019 ($)(1)	Registrant Contributions in 2019 ($)(2)	Aggregate Earnings in 2019 ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2019 ($)
James L. Dolan	Excess Savings Plan	28,800	28,800	10,599	—	528,262
Andrew Lustgarten	Excess Savings Plan	47,604	47,604	3,918	—	241,947
Victoria M. Mink	Excess Savings Plan	9,303	8,615	55	—	17,973
Lawrence J. Burian	Excess Savings Plan	21,412	20,892	13,035	—	632,073
Philip D’Ambrosio	Excess Savings Plan	19,685	19,031	972	—	68,768
Donna Coleman	Excess Savings Plan	42,886	42,000	4,382	—	257,022

(1)

These amounts represent a portion of the NEOs’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the NEOs contributed to the Excess Savings Plan.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

EMPLOYMENT AGREEMENTS

Each of our NEOs had an employment agreement with the Company in the fiscal year ended June 30, 2019. On October 25, 2018, the Company entered into an employment agreement with Mr. D’Ambrosio in connection with his promotion to Senior Vice President, Treasurer and on December 6, 2018, the Company entered into an employment agreement with Ms. Mink in connection with her promotion to Executive Vice President and Chief Financial Officer of the Company. The Company entered into a letter agreement with Ms. Coleman on December 10, 2018 in connection with Ms. Coleman’s transition from Executive Vice President and Chief Financial Officer to Executive Vice President Finance. Set forth below is a description of these agreements between the Company and each of

Messrs. Dolan and Lustgarten, Ms. Mink, Messrs. Burian and D’Ambrosio and Ms. Coleman.

As noted above in the Compensation Discussion & Analysis, each of Messrs. Dolan and Burian also serves as an executive officer and employee of MSG Networks. Such MSG Networks employment arrangements are pursuant to an employment agreement between MSG Networks and each of Messrs. Dolan and Burian, as applicable (which are not described herein). For a description of each of these employment agreements, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 25, 2019.

James L. Dolan

On October 3, 2018, the Company entered into a new employment agreement with James L. Dolan, effective as of that date, which provides for Mr. Dolan’s employment as the Executive Chairman and Chief Executive Officer of the Company.

The employment agreement provides for an annual base salary of not less than $1,000,000. Mr. Dolan is eligible to participate in the Company’s annual bonus program with an annual target bonus opportunity equal to not less than 200% of his base salary. Mr. Dolan is eligible for our standard benefits program. He is also eligible, subject to his continued employment by the Company, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company, with an aggregate annual target value of not less than $9,000,000.

Additionally, pursuant to the terms of the employment agreement and in recognition of Mr. Dolan’s service as Chief Executive Officer for seven months of the Company’s fiscal year ended June 30, 2018, Mr. Dolan received a pro-rated award with a target value of $875,000 (the “FY 2018 Award”). The FY 2018 Award is comprised of 50% restricted stock units, two-thirds of which vest on August 30, 2019 and the remainder of which vest on August 30, 2020, and 50% performance stock units, which vest on the same schedule (and subject to the same performance targets) as the performance stock units previously granted to Mr. Dolan with respect to that fiscal year. As discussed in “Compensation Discussion & Analysis — Elements of Our Compensation Program — Long-term Incentives”, Mr. Dolan was also granted an incremental award in respect of the 2019 fiscal year.

Pursuant to the terms of the employment agreement, the Compensation Committee also granted Mr. Dolan (x) the Performance Alignment PSU Grant, which had an aggregate grant date fair value of $10,000,000 and (y) the Performance Alignment Option Grants that consisted of stock options in three tranches, each with a grant date fair value of $10,000,000. Subject to the terms of the award agreement, 75% of the Performance Alignment PSU Grant will vest at the same time as the standard performance stock units previously granted to Mr. Dolan with respect to the Company’s fiscal year ending on June 30, 2019, and the remaining 25% will vest on September 15, 2022, in each case subject to the same performance targets as the standard performance stock units previously granted to Mr. Dolan with respect to the Company’s fiscal year ending June 30, 2019. The three tranches of the Performance Alignment Option Grants have exercise prices as follows: one equal to the closing market price of Class A Common Stock on the NYSE on the date of grant, one equal to 110% of the closing market price of Class A Common Stock on the NYSE on the date of grant and one equal to 125% of the closing market price of Class A Common Stock on the NYSE on the date of grant. Each tranche of the Performance Alignment Option Grants will vest in four equal annual installments beginning on September 15, 2019, subject to the terms of the award agreements, and expire not later than 7.5 years after the date of grant.

If, on or prior to December 31, 2023, Mr. Dolan’s employment is either terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. Dolan for “good reason” (as defined in the agreement) and cause does not then exist (a “Qualifying Termination”), then, subject to Mr. Dolan’s execution of a separation agreement, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Dolan’s annual base salary and annual target bonus, (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred, (c) each of Mr. Dolan’s outstanding unvested long-term cash awards will immediately vest in full and will be payable to Mr. Dolan to the same extent that other similarly situated active executives receive payment, (d) all of the time-based restrictions on each of Mr. Dolan’s outstanding unvested shares of restricted stock or restricted stock units (including restricted stock units subject to performance criteria) will immediately be eliminated and such restricted stock and restricted stock units will be payable or deliverable to Mr. Dolan subject to satisfaction of any applicable performance criteria, and (e) each of Mr. Dolan’s outstanding unvested stock options and stock appreciation awards will immediately vest.

If Mr. Dolan’s employment is terminated due to his death or disability before December 31, 2023, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) above and any long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). If Mr. Dolan’s employment is terminated after December 31, 2023 due to a Qualifying Termination, death or disability, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (c), (d) and (e) above.

The employment agreement recognizes that Mr. Dolan will be employed by MSG Networks during his employment with the Company. If Mr. Dolan’s employment with MSG Networks is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Dolan’s employment agreement with MSG Networks) prior to December 31, 2023, and while Mr. Dolan remains employed by the Company, then the Compensation Committee may either (1) increase Mr. Dolan’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) to equal the aggregate target annual compensation to which Mr. Dolan was entitled from the Company and from MSG Networks at the time of such MSG Networks termination, or (2) elect not to increase Mr. Dolan’s target annual compensation, in which case Mr. Dolan will have good reason to resign his employment within 20 days following the Compensation Committee’s election, and receive the MSG Networks Severance Amount (as defined below) in addition to the severance payments and benefits described in the preceding paragraph. If the Compensation Committee elects to increase Mr. Dolan’s compensation pursuant to clause (1) above, then his target annual compensation may be increased up to a maximum annual base salary of $2,000,000, annual bonus opportunity of 200% of base salary and maximum annual target long-term incentive of $15,000,000. We refer to the amount of this increase as the “incremental compensation.” Mr. Dolan will not receive a cash severance payment from MSG Networks (the “MSG Networks Severance Amount”) on such a termination, which amount will instead be paid by MSG Networks to the Company. Additionally, if, following an MSG Networks termination, Mr. Dolan’s employment with the Company is terminated after December 31, 2023, without cause, for good reason or due to death or disability, then Mr. Dolan will be entitled to an additional severance payment from the Company equal to the MSG Networks Severance Amount less the aggregate incremental compensation paid or awarded to Mr. Dolan by the Company after the MSG Networks termination. The employment agreement also provides that certain actions and circumstances arising from or relating to Mr. Dolan’s dual employment with MSG Networks will not be deemed to be a breach of his obligations under the employment agreement or to constitute cause.

The employment agreement contains certain covenants by Mr. Dolan, including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Andrew Lustgarten

Effective December 15, 2017 (the “Lustgarten Effective Date”), the Company entered into an employment agreement with Mr. Lustgarten in connection with Mr. Lustgarten’s appointment as President of the Company. The employment agreement provides for an annual base salary of not less than $1,000,000 (subject to annual review and increase in the discretion of our Compensation Committee) and an annual target bonus equal to not less than 150% of Mr. Lustgarten’s annual base salary. Mr. Lustgarten will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Lustgarten’s continued employment by the Company. It is expected that Mr. Lustgarten will receive one or more annual long-term awards with an aggregate target value of not less than $2,000,000.

In connection with the execution of the employment agreement, Mr. Lustgarten received a grant of stock options with an aggregate grant date fair value equal to $5,000,000 (the “Lustgarten Option Grant”). The Lustgarten Option Grant vests in equal installments on each of the first three anniversaries of the Lustgarten Effective Date, and expires no later than 10 years after the date of grant. Under the employment agreement, Mr. Lustgarten continues to be eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Lustgarten’s employment with the Company is terminated on or prior to December 31, 2021 (i) by the Company other than for “cause” (as defined in the employment agreement), or (ii) by Mr. Lustgarten for “good reason” (as defined in the employment agreement) and cause does not then exist, then, subject to Mr. Lustgarten’s execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Lustgarten’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Lustgarten’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Lustgarten to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Lustgarten’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable or deliverable to Mr. Lustgarten subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Lustgarten’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Mr. Lustgarten’s employment is terminated due to his death or disability prior to December 31, 2021, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Mr. Lustgarten including a non-competition agreement that restricts Mr. Lustgarten’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company on or prior to December 31, 2021.

Victoria M. Mink

In connection with Ms. Mink’s appointment as Executive Vice President and Chief Financial Officer, Ms. Mink and the Company entered into an employment agreement dated December 6, 2018, which is effective as of January 1, 2019. The employment agreement provides for an annual base salary of not less than $800,000 (subject to annual review and increase in the discretion of our Compensation Committee). Ms. Mink is eligible to participate in the Company’s annual bonus program with an annual target bonus equal to not less than 100% of her annual base salary. Ms. Mink will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Ms. Mink’s continued employment by the Company and actual grant by the Compensation Committee. It is expected that Ms. Mink will receive one or more annual long-

term awards with an aggregate target value of not less than $1,100,000. Ms. Mink is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to December 31, 2021, Ms. Mink’s employment with the Company is terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Ms. Mink for “good reason” (as defined in the agreement) and so long as “cause” does not then exist, then, subject to Ms. Mink’s execution of a separation agreement with the Company, the Company will provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Mink’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Mink’s outstanding long-term cash awards will immediately vest in full and will be payable to Ms. Mink to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Mink’s outstanding restricted stock or restricted stock units granted to her under the plans of the Company will immediately be eliminated and will be payable or deliverable to Ms. Mink subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Mink’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

If Ms. Mink’s employment is terminated due to her death or disability prior to December 31, 2021, and at such time cause does not exist, then, subject to execution of a separation agreement (other than in the case of death), she or her estate or beneficiary will be provided with the benefits and rights set forth in clauses (b), (d) and (e) of the preceding paragraph and each of her outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, then the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, then the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

The employment agreement contains certain covenants by Ms. Mink including a noncompetition agreement that restricts Ms. Mink’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.

Lawrence J. Burian

On September 6, 2018, the Company entered into a new employment agreement with Lawrence J. Burian, effective as of September 1, 2018. As noted above, Mr. Burian’s MSG Networks employment arrangement is pursuant to a separate written employment agreement with MSG Networks (for more information regarding Mr. Burian’s employment arrangement with MSG Networks, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 25, 2019). The new employment agreement with the Company provides for Mr. Burian’s continued employment as the Executive Vice President and General Counsel of the Company. The employment agreement provides for a minimum annual base salary of not less than $840,000 and an annual bonus with a target value equal to not less than 150% of Mr. Burian’s annual base salary. Mr. Burian will also participate in future long-term incentive programs that are made available to similarly situated executives of the Company, subject to Mr. Burian’s continued employment by the Company and actual grant by the Compensation Committee. It is expected that Mr. Burian will receive one or more annual long-term awards with an aggregate target value of not less than $1,400,000. Mr. Burian is eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If Mr. Burian’s employment with the Company is terminated on or prior to October 1, 2021 (the “Burian Scheduled Expiration Date”) (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Mr. Burian for “good reason” (as defined in the agreement) and cause does not then exist, then, subject to Mr. Burian’s execution of a separation agreement, the Company will provide Mr. Burian with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Mr. Burian’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Mr. Burian’s outstanding long-term cash awards will immediately vest in full and will be payable to Mr. Burian to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Mr. Burian’s outstanding restricted stock or restricted stock units granted to him under the plans of the Company will immediately be eliminated and will be payable to or deliverable to Mr. Burian subject to satisfaction of any applicable performance criteria; and (e) each of Mr. Burian’s outstanding stock options under the plans of the Company will immediately vest.

If Mr. Burian ceases to be an employee of the Company prior to the Burian Scheduled Expiration Date as a result of his death or disability, and at such time cause does not exist,

then, subject to execution of a separation agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards will immediately vest in full, whether or not subject to performance criteria and will be payable on the 90th day after the termination of his employment; provided, that if any such long-term cash award is subject to any performance criteria, then (i) if the measurement period for such performance criteria has not yet been fully completed, the payment amount will be at the target amount for such award, and (ii) if the measurement period for such performance criteria has already been fully completed, the payment amount of such award will be at the same time and to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Notwithstanding the foregoing, Mr. Burian will not be entitled to the severance payment described in (a) of the second preceding paragraph if Mr. Burian’s employment with the Company is terminated without cause or for good reason (other than if cause then exists) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed with MSG Networks. If Mr. Burian’s employment with MSG Networks is terminated without “cause” or for “good reason” (as those terms are defined in Mr. Burian’s employment agreement with MSG Networks) prior to the Burian Scheduled Expiration Date and while Mr. Burian remains employed by the Company, then Mr. Burian’s target annual compensation (consisting of his annual base salary, target annual bonus percentage and minimum annual target long-term incentive value) will increase to equal the aggregate target annual compensation to which Mr. Burian was entitled from the Company and from MSG Networks at the time of such MSG Networks termination. We refer to the amount of this increase as the “incremental compensation.” Mr. Burian will not receive a severance payment from MSG Networks (the “MSG Networks Severance”) on such a termination, which amount will instead be paid by MSG Networks to the Company.

Additionally, if Mr. Burian’s employment from the Company is terminated after the Burian Scheduled Expiration Date and after such MSG Networks termination without cause, for good reason or due to death or disability, then Mr. Burian will be entitled to an additional severance payment from the Company equal to the MSG Networks Severance less the aggregate incremental compensation paid to Mr. Burian by the Company after the MSG Networks termination.

The employment agreement contains certain covenants by Mr. Burian including a noncompetition agreement that restricts Mr. Burian’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Philip D’Ambrosio

On October 25, 2018, the Company entered into an employment agreement with Philip D’Ambrosio, effective as of October 3, 2018. The agreement provides for Mr. D’Ambrosio’s employment as the Senior Vice President, Treasurer of the Company.

Pursuant to the employment agreement Mr. D’Ambrosio receives an annual base salary of not less than $575,000. He is eligible to participate in the Company’s annual bonus program with an annual target bonus opportunity equal to 75% of his base salary. Bonus payments are based on actual salary paid during the year for which they are awarded. Mr. D’Ambrosio is eligible for our standard benefits program. He is also eligible, subject to his continued employment by the Company and actual grant by the Compensation Committee, to participate in such long-term incentive programs that are made available in the future to similarly situated executives at the Company, with an expected aggregate annual target value of not less than $800,000. Any such awards are subject to actual grant by the Compensation Committee, and are pursuant to the applicable plan document and the terms and conditions established by the Compensation Committee in its sole discretion.

If, prior to December 31, 2021, his employment is either involuntarily terminated by the Company for any reason other than “cause” (as defined in the agreement), or is terminated by Mr. D’Ambrosio for “good reason” (as defined in the agreement) and cause does not then exist, the Company is obligated to provide him with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than the sum of Mr. D’Ambrosio’s annual base salary and annual target bonus and (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred. Payment of any such amounts is subject to Mr. D’Ambrosio’s execution of a severance agreement including a release of claims in favor of the Company and its affiliates.

The employment agreement contains certain covenants by Mr. D’Ambrosio including a noncompetition agreement that restricts Mr. D’Ambrosio’s ability to engage in competitive activities until the first anniversary of a termination of his employment with the Company.

Donna Coleman

The Company entered into an employment agreement with Donna Coleman effective as of October 16, 2015, which provided for her employment as the Executive Vice President and Chief Financial Officer of the Company at an annual base salary of not less than $900,000 (subject to annual review and increase in the discretion of our Compensation Committee) and an annual target bonus equal to not less than 150% of her annual base salary in the discretion of the Compensation Committee. Commencing with the fiscal year beginning July 1, 2015, and each fiscal year thereafter, it was expected that Ms. Coleman would receive one or more long-term awards with an aggregate target value of not less than $2,000,000.

Under the employment agreement, Ms. Coleman was eligible to participate in the Company’s standard benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, on or prior to October 1, 2018, Ms. Coleman’s employment with the Company was terminated (i) by the Company other than for “cause” (as defined in the agreement), or (ii) by Ms. Coleman for “good reason” (as defined in the agreement) and cause did not then exist, then, subject to Ms. Coleman’s execution of a separation agreement with the Company, the Company would provide her with the following benefits and rights: (a) a severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of Ms. Coleman’s annual base salary and annual target bonus; (b) any unpaid annual bonus for the fiscal year prior to the fiscal year in which such termination occurred and a prorated annual bonus for the fiscal year in which such termination occurred; (c) each of Ms. Coleman’s outstanding long-term cash awards will immediately vest in full and will be payable to Ms. Coleman to the same extent that other similarly situated active executives receive payment; (d) all of the time-based restrictions on each of Ms. Coleman’s outstanding restricted stock or restricted stock units granted to her under the plans of the Company will immediately be eliminated and will be payable or deliverable to Ms. Coleman subject to satisfaction of any applicable performance criteria; and (e) each of Ms. Coleman’s outstanding stock options and stock appreciation awards under the plans of the Company will immediately vest.

The employment agreement contained certain covenants by Ms. Coleman including a noncompetition agreement that restricts Ms. Coleman’s ability to engage in competitive activities until the first anniversary of a termination of her employment with the Company.

Effective December 31, 2018, Ms. Coleman stepped down from her role as Chief Financial Officer and became Executive Vice President Finance. On December 10, 2018, Ms. Coleman and the Company entered into a letter agreement (the “Letter Agreement”) that provides for Ms. Coleman’s transition to Executive Vice President Finance effective January 1, 2019. Pursuant to the Letter Agreement, Ms. Coleman continues to receive her base salary at its current rate, and remains eligible to participate in the Company’s benefit plans, through the last date of her employment (the “Retirement Date”). Because Ms. Coleman remained employed through December 31, 2018 and executed the Company’s standard release of any claims, (i) all of the time-based restrictions on each of

Ms. Coleman’s outstanding restricted stock units granted to her under the plans of the Company were immediately eliminated and became deliverable to Ms. Coleman subject to satisfaction of any applicable performance criteria and (ii) Ms. Coleman became eligible to receive a bonus for the fiscal year ending June 30, 2019 based on actual salary earned by Ms. Coleman during the 2019 fiscal year. If the Company terminated Ms. Coleman’s employment without “Cause” (as defined in the Letter Agreement) prior to March 31, 2019, then Ms. Coleman was entitled to continue to receive her base salary, and Ms. Coleman’s bonus would be calculated as if she had remained employed, through March 31, 2019. Ms. Coleman is subject to confidentiality, non-disparagement, non-compete, non-solicitation and certain other covenants pursuant to the Letter Agreement.

TERMINATION AND SEVERANCE

This section describes the payments that would be received by our NEOs who were employed by the Company as of June 28, 2019 (the last business day of the 2019 fiscal year) upon various terminations of employment scenarios. The information under “Separation from the Company” assumes that each NEO was employed by the Company under his or her applicable employment agreement, and his or her employment terminated as of June 28, 2019. This information is presented to illustrate the payments such NEOs would have received from the Company under the various termination scenarios.

Separation from the Company

Payments may be made to NEOs upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by the Company without cause, termination by the Company with cause, termination by the NEO for good reason, other voluntary termination by the NEO, retirement, death, disability, or termination following a change in control of the Company or following a going private transaction. Certain of these circumstances are addressed in the employment agreement between the Company and each NEO. For a description of termination provisions in the employment agreements with our NEOs, please see “— Employment Agreements” above. In addition, award agreements for long-term incentives also address some of these circumstances.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the NEOs who were NEOs of the Company as of June 28, 2019 under various circumstances regarding the termination of their employment. A discussion of the benefits payable to Ms. Coleman as a result of termination follows the tables set forth below. In calculating these severance and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on June 28, 2019.

•	We have valued equity awards (other than stock options) using the closing market price of Class A Common Stock of $279.94 on the NYSE on June 28, 2019, the last trading day of our fiscal year.

•	We have valued stock options at their intrinsic value equal to the closing market price of Class A Common Stock of $279.94 on the NYSE on June 28, 2019, less the per share exercise price, multiplied by the number of shares underlying the stock options.

•	In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable NEO’s employment agreement and the applicability of Code Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance objectives for performance-based awards are achieved (but not exceeded).

•	With respect to Messrs. Dolan and Burian, we have assumed that on June 28, 2019 each is simultaneously terminated from both the Company and MSG Networks. For a summary of Messrs. Dolan’s and Burian’s treatment upon a termination from one company but not the other, please see “— Employment Agreements.” For a description of the payment and benefits to which Messrs. Dolan and Burian would be entitled from MSG Networks upon a termination of MSG Networks employment, see MSG Networks’ Definitive Proxy Statement, filed with the SEC on October 25, 2019.

Benefits Payable as a Result of Voluntary Termination of Employment by NEO

In the event of a voluntary termination of employment, no NEO would have been entitled to any payments at June 28, 2019, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by NEO Due to Retirement

In the event of a retirement, no NEO would have been entitled to any payments at June 28, 2019,

excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company for Cause

In the event of termination by the Company for Cause, no NEO would have been entitled to any payments at June 28, 2019, excluding any pension or other vested retirement benefits.

Benefits Payable as a Result of Termination of Employment by the Company Without Cause*

Elements	James L. Dolan	Andrew Lustgarten	Victoria M. Mink	Lawrence J. Burian	Philip D’Ambrosio
Severance	$6,000,000(1)	$9,000,000(1)	$3,200,000(1)	$4,200,000(1)	$1,006,250(2)
Pro rata bonus	$2,550,800(3)	$3,629,985(3)	$656,340(3)	$1,565,799(3)	$543,776(3)
Unvested restricted stock	$9,746,111(4)	$2,060,638(4)	$314,093(4)	$1,373,666(4)	—
Unvested performance stock	$24,435,683(5)	$2,542,975(5)	$314,093(5)	$2,158,337(5)	—
Unvested stock options	—(6)	$4,366,616(6)	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents severance equal to the sum of Mr. D’Ambrosio’s annual base salary and annual target bonus.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(4)

Represents the full vesting of the 2017, 2018 and 2019 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 7,087 units ($1,983,935), 11,660 units ($3,264,100) and 16,068 units ($4,498,076), respectively; Mr. Lustgarten: 323 units ($90,421), 1,400 units ($391,916) and 5,638 units ($1,578,302), respectively; Ms. Mink: 1,122 units ($314,093) for 2019; and Mr. Burian: 993 units ($277,980), 1,634 units ($457,422) and 2,280 units ($638,263), respectively.

(5)

Represents the full vesting at target of the 2017, 2018 and 2019 fiscal year grants of performance stock units, as applicable, which are: Mr. Dolan: 21,260 units ($5,951,524), 17,490 units ($4,896,151) and 16,068 ($4,498,076), respectively; Mr. Lustgarten: 970 units ($271,542), 2,100 units ($587,874) and 6,014 units ($1,683,559), respectively; Ms. Mink: 1,122 units ($314,093) for 2019; and Mr. Burian: 2,980 units ($834,221), 2,450 units ($685,853) and 2,280 units ($638,263), respectively. With respect to Mr. Dolan, the amount also represents the full vesting at target of the Performance Alignment PSU Grant of 32,471 performance stock units ($9,089,932) granted in October 2018.

(6)

With respect to Mr. Lustgarten, represents the full vesting of 62,550 stock options ($4,366,616), which are the unvested portion of the 93,826 stock options granted in the 2018 fiscal year in connection with his promotion to President of the Company. With respect to Mr. Dolan, the Performance Alignment Option Grants consisting of (i) 125,015 market priced stock options, (ii) 144,245 110% premium-priced stock options and (iii) 179,732 125% premium-priced stock options, each granted in October 2018, would fully vest but have no impact on the value presented in the table above because they had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

Benefits Payable as a Result of Termination of Employment by NEO for Good Reason*

Elements	James L. Dolan	Andrew Lustgarten	Victoria M. Mink	Lawrence J. Burian	Philip D’Ambrosio
Severance	$6,000,000(1)	$9,000,000(1)	$3,200,000(1)	$4,200,000(1)	$1,006,250(2)
Pro rata bonus	$2,550,800(3)	$3,629,985(3)	$656,340(3)	$1,565,799(3)	$543,776(3)
Unvested restricted stock	$9,746,111(4)	$2,060,638(4)	$314,093(4)	$1,373,666(4)	—
Unvested performance stock	$24,435,683(5)	$2,542,975(5)	$314,093(5)	$2,158,337(5)	—
Unvested stock options	—(6)	$4,366,616(6)	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(2)	Represents severance equal to the sum of Mr. D’Ambrosio’s annual base salary and annual target bonus.

(3)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(4)

Represents the full vesting of the 2017, 2018 and 2019 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 7,087 units ($1,983,935), 11,660 units ($3,264,100) and 16,068 units ($4,498,076), respectively; Mr. Lustgarten: 323 units ($90,421), 1,400 units ($391,916) and 5,638 units ($1,578,302), respectively; Ms. Mink: 1,122 units ($314,093) for 2019; and Mr. Burian: 993 units ($277,980), 1,634 units ($457,422) and 2,280 units ($638,263), respectively.

(5)

Represents the full vesting at target of the 2017, 2018 and 2019 fiscal year grants of performance stock units, as applicable, which are: Mr. Dolan: 21,260 units ($5,951,524), 17,490 units ($4,896,151) and 16,068 ($4,498,076), respectively; Mr. Lustgarten: 970 units ($271,542), 2,100 units ($587,874) and 6,014 units ($1,683,559), respectively; Ms. Mink: 1,122 units ($314,093) for 2019; and Mr. Burian: 2,980 units ($834,221), 2,450 units ($685,853) and 2,280 units ($638,263), respectively. With respect to Mr. Dolan, the amount also represents the full vesting at target of the Performance Alignment PSU Grant of 32,471 performance stock units ($9,089,932) granted in October 2018.

(6)

With respect to Mr. Lustgarten, represents the full vesting of 62,550 stock options ($4,366,616), which are the unvested portion of the 93,826 stock options granted in the 2018 fiscal year in connection with his promotion to President of the Company. With respect to Mr. Dolan, the Performance Alignment Option Grants consisting of (i) 125,015 market priced stock options, (ii) 144,245 110% premium-priced stock options and (iii) 179,732 125% premium-priced stock options, each granted in October 2018, would fully vest but have no impact on the value presented in the table above because they had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

Benefits Payable as a Result of Termination of Employment Due to Death*

Elements	James L. Dolan	Andrew Lustgarten	Victoria M. Mink	Lawrence J. Burian	Philip D’Ambrosio
Severance	—	—	—	—	—
Pro rata bonus	$2,550,800(1)	$3,629,985(1)	$656,340(1)	$1,565,799(1)	—
Unvested restricted stock	$9,746,111(2)	$2,060,638(2)	$314,093(2)	$1,373,666(2)	$890,769(2)
Unvested performance stock	$24,435,683(3)	$2,542,975(3)	$314,093(3)	$2,158,337(3)	$1,095,032(4)
Unvested stock options	—(5)	$4,366,616(5)	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits

(1)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs but without regard to personal performance objectives.

(2)

Represents the full vesting of the 2017, 2018 and 2019 fiscal year grants of restricted stock units, as applicable, which are: 7,087 units ($1,983,935), 11,660 units ($3,264,100) and 16,068 units ($4,498,076), respectively; Mr. Lustgarten: 323 units ($90,421), 1,400 units ($391,916) and 5,638 units ($1,578,302), respectively; Ms. Mink: 1,122 units ($314,093) for 2019; Mr. Burian: 993 units ($277,980), 1,634 units ($457,422) and 2,280 units ($638,263), and Mr. D’Ambrosio: 710 units ($198,757), 1,167 units ($326,690) and 1,305 units ($365,322), respectively.

(3)

Represents the full vesting at target of the 2017, 2018 and 2019 fiscal year grants of performance stock units, as applicable, which are: Mr. Dolan: 21,260 units ($5,951,524), 17,490 units ($4,896,151), and 16,068 ($4,498,076), respectively; Mr. Lustgarten: 970 units ($271,542), 2,100 units ($587,874, and 6,014 units ($1,683,559), respectively; Ms. Mink: 1,122 units ($314,093) for 2019; and Mr. Burian: 2,980 units ($834,221), 2,450 units ($685,853) and 2,280 units ($638,263), respectively. With respect to Mr. Dolan, the amount also represents the full vesting at target of the Performance Alignment PSU Grant of 32,471 performance stock units ($9,089,932) granted in October 2018.

(4)

Represents the pro rata vesting at target of Mr. D’Ambrosio’s 2017, 2018 and 2019 fiscal year grants of performance stock units, which are: 2,310 units ($646,661), 1,167 units ($326,597), 435 units ($121,776), respectively.

(5)

With respect to Mr. Lustgarten, represents the full vesting of 62,550 stock options ($4,366,616), which are the unvested portion of the 93,826 stock options granted in the 2018 fiscal year in connection with his promotion to President of the Company. With respect to Mr. Dolan, the Performance Alignment Option Grants of (i) 125,015 market priced stock options, (ii) 144,245 110% premium-priced stock options and (iii) 179,732 125% premium-priced stock options, each granted in October 2018, would fully vest but have no impact on the value presented in the table above because they had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

Benefits Payable as a Result of Termination of Employment Due to Disability*

Elements	James L. Dolan	Andrew Lustgarten	Victoria M. Mink	Lawrence J. Burian	Philip D’Ambrosio(5)
Severance	—	—	—	—	—
Pro rata bonus	$2,550,800(1)	$3,629,985(1)	$656,340(1)	$1,565,799(1)	—
Unvested restricted stock	$9,746,111(2)	$2,060,638(2)	$314,093(2)	$1,373,666(2)	—
Unvested performance stock	$24,435,683(3)	$2,542,975(3)	$314,093(3)	$2,158,337(3)	—
Unvested stock options	—(4)	$4,366,616(4)	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits

(1)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs but without regard to personal performance objectives.

(2)

Represents the full vesting of the 2017, 2018 and 2019 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 7,087 units ($1,983,935), 11,660 units ($3,264,100), and 16,068 units ($4,498,076), respectively; Mr. Lustgarten: 323 units ($90,421), 1,400 units ($391,916), and 5,638 units ($1,578,302), respectively; Ms. Mink: 1,122 units ($314,093) for 2019; and Mr. Burian: 993 units ($277,980), 1,634 units ($457,422) and 2,280 units ($638,263), respectively.

(3)

Represents the full vesting at target of the 2017, 2018 and 2019 fiscal year grants of performance stock units, as applicable, which are: Mr. Dolan: 21,260 units ($5,951,524), 17,490 units ($4,896,151), and 16,068 ($4,498,076), respectively; Mr. Lustgarten: 970 units ($271,542), 2,100 units ($587,874, and 6,014 units ($1,683,559), respectively; Ms. Mink: 1,122 units ($314,093) for 2019; and Mr. Burian: 2,980 units ($834,221), 2,450 units ($685,853) and 2,280 units ($638,263), respectively. With respect to Mr. Dolan, the amount also represents the full vesting at target of the Performance Alignment PSU Grant of 32,471 performance stock units ($9,089,932) granted in October 2018.

(4)

With respect to Mr. Lustgarten, represents the full vesting of 62,550 stock options ($4,366,616), which are the unvested portion of the 93,826 stock options granted in the 2018 fiscal year in connection with his promotion to President of the Company. With respect to Mr. Dolan, the Performance Alignment Option Grants of (i) 125,015 market priced stock options, (ii) 144,245 110% premium-priced stock options and (iii) 179,732 125% premium-priced stock options, each granted in October 2018, would fully vest but have no impact on the value presented in the table above because they had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

(5)

A termination by the Company of Mr. D’Ambrosio due to disability would be treated under his employment agreement as a termination by the Company without cause. For details on the amounts due upon such termination by the Company without cause, please see the “Benefits Payable as a Result of Termination of Employment by the Company Without Cause” table.

Benefits Payable as a Result of Termination of Employment by the Company without Cause Following a Change in Control or Going Private Transaction(1)*

Elements	James L. Dolan	Andrew Lustgarten	Victoria M. Mink	Lawrence J. Burian	Philip D’Ambrosio
Severance	$6,000,000(2)	$9,000,000(2)	$3,200,000(2)	$4,200,000(2)	$1,006,250(3)
Pro rata bonus	$2,550,800(4)	$3,629,985(4)	$656,340(4)	$1,565,799(4)	$543,776(4)
Unvested restricted stock	$9,746,111(5)	$2,060,638(5)	$314,093(5)	$1,373,666(5)	$890,769(6)
Unvested performance stock	$24,435,683(7)	$2,542,975(7)	$314,093(7)	$2,158,337(7)	$1,451,489(8)
Unvested stock options	—	$4,366,616(9)	—	—	—

*	The amounts in this table do not include any pension or other vested retirement benefits

(1)

The information in this table and the footnotes hereto describe amounts payable as a result of certain terminations of employment by the NEO or the Company following a change in control. The amounts payable as a result of termination of employment by the NEO or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of termination of employment by the NEO or the Company following a change in control. Notwithstanding the amounts set forth in this table, if any payment otherwise due to any of the NEOs would result in the imposition of an excise tax under Code Section 4999, then the Company would instead pay to the applicable NEO either (a) the amounts set forth in this table, or (b) the maximum amount that could be paid to such NEO without the imposition of the excise tax, whichever results in a greater amount of after-tax proceeds to such NEO.

(2)	Represents severance equal to two times the sum of his or her annual base salary and annual target bonus.

(3)	Represents severance equal to Mr. D’Ambrosio’s annual base salary and annual target bonus.

(4)

Represents a pro rata annual bonus for the year in which the termination occurred, payable to the same extent as annual bonuses are paid to the other NEOs without regard to personal performance objectives.

(5)

Represents the full vesting of the 2017, 2018 and 2019 fiscal year grants of restricted stock units, as applicable, which are: Mr. Dolan: 7,087 units ($1,983,935), 11,660 units ($3,264,100), and 16,068 units ($4,498,076), respectively; Mr. Lustgarten: 323 units ($90,421), 1,400 units ($391,916) and 5,638 units ($1,578,302), respectively; Ms. Mink: 1,122 units ($314,093) for 2019; and Mr. Burian: 993 units ($277,980), 1,634 units ($457,422) and 2,280 units ($638,263), respectively.

(6)

Represents the full vesting of Mr. D’Ambrosio’s 2017, 2018 and 2019 fiscal year grants of restricted stock units, which are: 710 units ($198,757), 1,167 units ($326,690), 1,305 units ($365,322), respectively. Upon a change in control or going private transaction, Mr. D’Ambrosio will be entitled to either (in the successor entity’s discretion) (a) cash equal to the unvested units multiplied by the per share price paid in the change in control or going private transaction, or (b) only if the successor entity is a publicly traded company, a replacement unit award from the successor entity with the same terms. Any such cash award would be payable upon the earliest of (x) the date the units were originally scheduled to vest so long as Mr. D’Ambrosio remains continuously employed, (y) a termination without cause or a resignation for good reason, or (z) only if the successor entity elects clause (b) above, upon a resignation without good reason that is at least six months, but no more than nine months following the change in control or going private transaction.

(7)

Represents the full vesting at target of the 2017, 2018 and 2019 fiscal year grants of performance stock units, as applicable, which are: Mr. Dolan: 21,260 units ($5,951,524), 17,490 units ($4,896,151), and 16,068 ($4,498,076), respectively; Mr. Lustgarten: 970 units ($271,542), 2,100 units ($587,874 and 6,014 units ($1,683,559), respectively; Ms. Mink: 1,122 units ($314,093) for 2019; and Mr. Burian: 2,980 units ($834,221), 2,450 units

($685,853) and 2,280 units ($638,263), respectively. With respect to Mr. Dolan, the amount also represents the full vesting at target of the Performance Alignment PSU Grant of 32,471 performance stock units ($9,089,932) granted in October 2018.

(8)

Represents the full vesting at target of Mr. D’Ambrosio’s 2017, 2018 and 2019 fiscal year grants of performance stock units, which are: 2,130 units ($596,272), 1,750 units ($489,895), 1,305 units ($365,322), respectively. Such awards become payable (i) upon a change in control, regardless of whether Mr. D’Ambrosio’s employment is terminated, or (ii) following a going private transaction if Mr. D’Ambrosio is employed through July 1, 2019 (in the case of the 2017 fiscal year award), July 1, 2020 (in the case of the 2018 fiscal year award) or July 1, 2021 (in the case of the 2019 fiscal year award) or is terminated without cause or resigns for good reason prior to such applicable date.

(9)

With respect to Mr. Lustgarten, represents the full vesting of 62,550 stock options ($4,366,616), which are the unvested portion of the 93,826 stock options granted in the 2018 fiscal year in connection with his promotion to President of the Company. With respect to Mr. Dolan, the Performance Alignment Option Grants of (i) 125,015 market priced stock options, (ii) 144,245 110% premium-priced stock options and (iii) 179,732 125% premium-priced stock options, each granted in October 2018, would fully vest but have no impact on the value presented in the table above because they had an exercise price greater than the closing market price of a share of Class A Common Stock on June 28, 2019.

Benefits Payable to Donna Coleman as a Result of Termination

Pursuant to Ms. Coleman’s Letter Agreement, 5,004 restricted stock units vested on January 1, 2019, which had an aggregate value as of that date of $1,339,571 (representing the value of the 2017 and 2018 fiscal year grants of 1,890 units ($505,953) and 3,114 units ($833,618), respectively). These restricted stock units will settle 90 days after her last day of employment under any circumstance.

If Ms. Coleman’s employment terminated on June 28, 2019 under any circumstance, she would have been entitled to: (1) a pro rata annual bonus of $2,207,423 for the 2019 fiscal year, payable to the same extent as annual bonuses are paid to the NEOs, without regard to personal performance objectives; (2) the full vesting of Ms. Coleman’s 2019 fiscal year grants of restricted stock units, which are: 3,257 units ($911,765); and (3) the full vesting at target of Ms. Coleman’s 2017, 2018 and 2019 fiscal year grants of performance stock units, as applicable, which are: 5,670 units ($1,587,260), 4,670 units ($1,307,320) and 3,257 ($911,765).

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to compensation plans in effect as of

June 30, 2019 under which equity securities of the Company are authorized for issuance.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)(2) (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(3) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Class A Common Stock Equity compensation plans approved by security holders	1,164,826	$325.47	1,243,368
Class A Common Stock Equity compensation plans not approved by security holders	—	—	—
Total	1,164,826	$325.47	1,243,368

(1)	Includes the following plans: Employee Stock Plan and the Director Stock Plan. Consists of 622,008 restricted stock units (both time-vesting and target performance-vesting) and 542,818 stock options.

(2)

In August 2019, the Compensation Committee granted awards of restricted stock units and target performance stock units covering an aggregate of 226,952 shares. The number of securities in columns (a) and (c) do not reflect the grant of these units.

(3)	Represents the weighted average exercise price of the 542,818 outstanding stock options.

CEO PAY RATIO

We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. James L. Dolan, our Executive Chairman and Chief Executive Officer as of June 30, 2019, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K (“Item 402”). The pay ratio is calculated in a manner consistent with the SEC’s pay ratio disclosure rules.

To identify our median employee, we first determined our employee population as of June 30, 2019, which consisted of employees located in the U.S. and internationally, representing all full-time, part-time, seasonal and temporary employees employed by the Company on that date. Using information from our payroll records, we then measured each employee’s annual total compensation, consisting of base salary, overtime payments, short and long-term incentives, and sales incentives. For non-U.S. employees paid in local currency, the total annual compensation was translated to U.S. dollars using published exchange rates as of June 30, 2019, and total compensation for full-time employees who were employed for less than the full fiscal year (i.e., full-time employees who were hired during the course of the 2019 fiscal year) was annualized. The Company did not otherwise make any adjustments under Item 402.

Once we identified the median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our NEOs for purposes of the Summary Compensation Table above.

Given the nature of our businesses, more than half of our employee population consists of part-time, seasonal and temporary employees who work in our venues (e.g., custodial workers and ticket takers), or work in connection with a specific team or production that is not in operation for a full year. These employees, by the nature of their limited hours worked during the year, have relatively low total compensation when compared to full-time employees. Item 402 does not permit annualized or full-time equivalent adjustments to the compensation of these individuals when identifying our median employee or calculating the pay ratio.

Using these guidelines, for the 2019 fiscal year our Executive Chairman and Chief Executive Officer had annual total compensation of $54,116,491 and the median-compensated employee, a part-time food worker/cashier at the Madison Square Garden Arena, had an annual total compensation of $18,650. The resulting ratio was 2,902:1. We believe this ratio, as calculated based on guidelines, is not representative of our Executive Chairman and Chief Executive

Officer’s standard annual compensation because fiscal 2019 was an anomalous year in which he received alignment awards to promote execution of the Company’s long-term strategy. These awards are subject to multi-year future performance periods with substantial performance hurdles and are largely comprised of options, over 70% of which are premium-priced (for additional detail, please see “Compensation Discussion & Analysis — CEO 2019 Fiscal Year Alignment Awards”).

Because the SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio provided above may not be comparable to the pay ratio reported by other companies, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratio.

PROPOSAL 3 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 14A of the Exchange Act we are seeking stockholder approval, on an advisory (non-binding) basis, of the compensation of our NEOs as disclosed under the “Compensation Discussion & Analysis” and “Executive Compensation Tables” sections of this proxy statement. The compensation of our NEOs was last subject to an advisory stockholder vote in 2016. At that time, 91.1% of our stockholders (including 63.9% of holders of our Class A Common Stock, excluding abstentions) voted “FOR” the “say-on-pay” resolution. In considering your vote, we invite you to review the Company’s compensation philosophy and program under “Compensation Discussion & Analysis.” As described in the Compensation Discussion & Analysis, we believe that the Company’s executive compensation program effectively aligns the interests of our NEOs with those of our stockholders by tying a significant portion of compensation to the Company’s performance and by providing a competitive level of compensation needed to recruit, retain and motivate talented executive officers critical to the Company’s long-term success. We are asking our stockholders to vote “FOR” the adoption of the following resolution:

“RESOLVED, that the stockholders of The Madison Square Garden Company (“MSG”)

approve, on an advisory basis, the compensation of MSG’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in MSG’s Proxy Statement for the 2019 annual meeting under the headings ‘Compensation Discussion & Analysis’ and ‘Executive Compensation Tables’.”

While we intend to carefully consider the voting results of this proposal, the vote is advisory in nature and therefore not binding on us, our Board or our Compensation Committee. Our Board and Compensation Committee value the opinions of all our stockholders and will consider the outcome of this vote when making future compensation decisions for our NEOs.

Approval of this proposal requires the favorable vote of a majority of the votes cast by the holders of our Class A Common Stock and Class B Common Stock, voting together as a single class. In accordance with our Certificate of Incorporation, holders of our Class A Common Stock will have one vote per share and holders of our Class B Common Stock will have ten votes per share.

The Board recommends that you vote FOR this proposal.

OUR EXECUTIVE OFFICERS

The following individuals are our executive officers:

James L. Dolan(1)	Executive Chairman and Chief Executive Officer
Andrew Lustgarten	President
Victoria M. Mink	Executive Vice President and Chief Financial Officer
Lawrence J. Burian	Executive Vice President and General Counsel
Philip D’Ambrosio	Senior Vice President, Treasurer
Joseph F. Yospe	Senior Vice President, Controller and Principal Accounting Officer

(1)	The biography for James L. Dolan appears above under “Proposal 1 — Election of Directors — Director Nominees for Election by Class B Common Stockholders.”

ANDREW LUSTGARTEN, 42, is President of the Company since December 2017. As President of the Company, Mr. Lustgarten is responsible for driving both internal and external opportunities for growth. He oversees the Company’s entertainment and sports bookings and productions businesses, as well as all aspects of the business operations of the Company’s professional sports franchises. In addition, Mr. Lustgarten drives the Company’s corporate development activities, including new strategic opportunities, initiatives and partnerships, as well as the Company’s plans to build state-of-the-art venues, called MSG Sphere, in Las Vegas and London. Previously, Mr. Lustgarten served as Executive Vice President, Corporate Development and Strategy, since 2014. In his role as Executive Vice President, Corporate Development and Strategy, Mr. Lustgarten was responsible for developing both internal and external opportunities that advance the Company’s key growth initiatives, maintaining key industry and strategic alliances, and overseeing the Company’s involvement in new strategic transactions. Prior to his employment with the Company, Mr. Lustgarten worked at the NBA, as Senior Vice President, Global Strategy and Senior Vice President, Business and Strategic Development, from 2012 to 2014, and as Special Assistant to the Commissioner from 2007 to 2012. Prior to joining the NBA in 2007, Mr. Lustgarten held various positions, including Vice President Finance at Cablevision Systems Corporation, and as a financial analyst in the Media and Entertainment Investment Banking Group of

Bear Stearns & Co. Mr. Lustgarten has served as a director of Tribeca Enterprises LLC since 2017, TAO Group since 2017, BCE since 2016, and Counter Logic Gaming since 2018, as well as the Lustgarten Foundation for Pancreatic Cancer Research since 2001, the nation’s largest private supporter of pancreatic cancer research.

VICTORIA M. MINK, 51, is Executive Vice President and Chief Financial Officer of the Company since January 2019. Previously, she served as Executive Vice President, Finance from October 2018 through December 2018. Prior to joining the Company, Ms. Mink served as the Senior Vice President, Chief Accounting Officer for Altice USA from June 2016 to October 2018, where she was responsible for all accounting and financial reporting compliance, including acquisition transactions, a spin-off transaction and an initial public offering. She was also responsible for setting the strategic direction, goals and initiatives for the accounting, accounts payable and financial systems departments, presenting to the audit committee, implementing new accounting policies and compliance with company policies and Sarbanes Oxley. Prior to this, Ms. Mink served as the Senior Vice President, Controller and Principal Accounting Officer for Cablevision Systems Corporation from 2011 to 2016. Ms. Mink joined Cablevision Systems Corporation in November 1997. Before joining Cablevision Systems Corporation, Ms. Mink was an audit manager with KPMG LLP.

LAWRENCE J. BURIAN, 49, is the Executive Vice President and General Counsel of the Company since 2015. Mr. Burian is also the Executive Vice President and General Counsel of MSG Networks since 2010. He also served as the Secretary of the Company and MSG Networks from 2015 and 2010, respectively, until December 2018. Mr. Burian previously served in various roles at Cablevision, including: Senior Vice President, Associate General Counsel from 2005 until 2010; Vice President and Associate General Counsel from 2002 to 2004; and Assistant General Counsel from 2000 to 2002. Mr. Burian was an Associate at Davis Polk & Wardwell LLP from August 1995 to 2000 and September 1994 to January 1995. He was a Law Clerk to Justice Aharon Barak, Deputy President (later President) of the Supreme Court of Israel from January 1995 to June 1995. Mr. Burian has served as a director of the Garden of Dreams Foundation since 2011, BCE since 2016, TAO Group since 2017 and is a Trustee of the American Society for Yad Vashem, the Hebrew Home for the Aged at Riverdale (d/b/a/ Hebrew Home at Riverdale) and ElderServe Health, Inc. (d/b/a RiverSpring Health Plans) since 2017. Mr. Burian previously served as a director of Tribeca Enterprises LLC from 2014 to August 2019 and Fuse Media, Inc. from 2014 to July 2019.

PHILIP D’AMBROSIO, 52, is Senior Vice President, Treasurer, of the Company since October 2018. Mr. D’Ambrosio served as Senior Vice President, Tax and Treasury, of the Company from August 2016 through October 2018. Prior to joining the Company, Mr. D’Ambrosio was Senior Vice President, Tax, of Cablevision from 2002 through 2016. Prior to that, Mr. D’Ambrosio was a partner at Ernst & Young. Mr. D’Ambrosio has served as a director of the Broadband Tax Institute since 2005 and a trustee of the Rye Historical Society since 2018 and a director of the Bucknell University Parents Association since February 2019.

JOSEPH F. YOSPE, 61, is the Senior Vice President, Controller and Principal Accounting Officer of the Company since July 2015. Previously, Mr. Yospe served as the Senior Vice President, Controller and Principal Accounting Officer of MSG Networks from 2010 until the MSG Distribution Date. Mr. Yospe was Senior Vice President, Corporate Controller and Chief Accounting Officer of ABM Industries Incorporated from 2008 to 2010 and Senior Vice President from October 2007 to December 2007; Assistant Controller and then Vice President and Assistant Controller of Interpublic Group of Companies, Inc. from 2004 to 2007; and Corporate Controller of Genmab A/S from 2002 to 2004.

TRANSACTIONS WITH RELATED PARTIES

RELATIONSHIP BETWEEN US, MSG NETWORKS AND AMC NETWORKS

As a result of the MSG Distribution, MSG Networks no longer holds a common stock ownership interest in the Company. However, the Company, MSG Networks and AMC Networks continue to be under the control of members of the Charles F. Dolan family and certain related family entities. In connection with the MSG Distribution, the Company and MSG Networks and AMC Networks entered into the agreements described in this section. Certain of the agreements summarized in this section are included as exhibits to our 2019 Form 10-K, and the following summaries of those agreements are qualified in their entirety by reference to the agreements as filed. Additional information concerning the arrangements between us and each of MSG Networks and AMC Networks is set forth in Note 16 to our financial statements included in our 2019 Form 10-K.

Distribution Agreement

On September 11, 2015, we entered into the Distribution Agreement with MSG Networks (the “Distribution Agreement”) in connection with the

MSG Distribution. Under the Distribution Agreement, the Company and MSG Networks provided each other with indemnities with respect to certain liabilities, and released each other from certain claims, in each case arising out of each company’s business and other matters related to the MSG Distribution. The Distribution Agreement also provides for access to records and information, cooperation in defending litigation, and methods of resolution for certain disputes.

Tax Disaffiliation Agreement

On September 11, 2015, we entered into a Tax Disaffiliation Agreement with MSG Networks (the “Tax Disaffiliation Agreement”) that governs MSG Networks’ and our respective rights, responsibilities and obligations with respect to taxes (including any interest, penalties, additions to tax or additional amounts in respect of such taxes) and tax benefits, the filing of tax returns, the control of audits and other tax matters following the MSG Distribution.

The Tax Disaffiliation Agreement also requires that none of the Company, MSG Networks or any of their respective subsidiaries take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the MSG Distribution from qualifying as a tax-free transaction to MSG Networks and to its stockholders under Section 355 of the Code, or would otherwise cause holders of MSG Networks stock that received our stock in the MSG Distribution to be taxed as a result of the MSG Distribution and certain transactions undertaken in connection with the MSG Distribution. Moreover, each party must indemnify the other party and its subsidiaries, officers and directors for any taxes resulting from action or failure to act, if such action or failure to act precludes the MSG Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth in the Tax Disaffiliation Agreement).

Services Agreement

Effective July 1, 2018, we and MSG Networks entered into a Services Agreement under which we provide certain management and other services to MSG Networks, including with respect to such areas as information technology, accounts payable, payroll, tax, certain legal functions, human resources, insurance and risk management, investor relations, corporate communications, benefit plan administration and reporting, and internal audit as well as certain executive support services described below. See “— Other Arrangements and Agreements with MSG Networks and/or AMC Networks.” MSG Networks similarly provides certain services to the Company. The Company and MSG Networks, as parties receiving services under the agreement, agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party providing services under the agreement agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s provision of services under the agreement if such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. In connection with the expiration of the Services Agreement on June 30, 2019, we entered into an interim agreement with MSG Networks, pursuant to which each party provides the other with the same services on the same terms. We expect to enter into a new services agreement this calendar year which will be retroactive to July 1, 2019.

Employee Matters Agreement

We have in place an Employee Matters Agreement with MSG Networks that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters in connection with the MSG Distribution.

Media Rights Agreements

The media rights agreements between the Company and MSG Networks covering the Knicks of the NBA and the Rangers of the NHL provide MSG Networks exclusive media rights to team games in their local markets. Each of the media rights agreements has a stated term of 20 years, with an annual rights fee in the fiscal year ended June 30, 2019 of $113.42 million for the Knicks and $34.06 million for the Rangers. The rights fee in each media rights agreement increases annually; for the fiscal year ending June 30, 2020, the stated rights fee increased to $118.02 million for the Knicks and $35.44 million for the Rangers. The rights fee is subject to adjustments in certain circumstances, including if the Company does not make available a minimum number of games in any year. MSG Networks has certain rights to match third-party offers received by the Knicks or Rangers, as the case may be, for the media rights following the term of the agreement.

Advertising Sales Representation Agreement

In connection with the MSG Distribution, the Company and MSG Networks entered into an Advertising Sales Representation Agreement pursuant to which the Company has the exclusive right and obligation, for a commission, to sell MSG Networks’ advertising availabilities for an initial stated term of seven years, subject to certain termination rights, including our right to terminate if the Company and MSG Networks are no longer affiliates and MSG Networks’ right to terminate if certain sales thresholds are not met unless we pay MSG Networks the shortfall. All of MSG Networks’ personnel who had previously worked on advertising sales transferred to the Company in connection with the MSG Distribution.

Equity Administration Agreement

We have in place an Equity Administration Agreement with AMC Networks that sets forth the responsibilities and liabilities of the parties regarding vesting, exercise and forfeiture of stock options of: (i) the Company that are held by employees or former employees of AMC Networks; and (ii) AMC Networks that are held by employees or former employees of the Company.

Other Arrangements and Agreements with MSG Networks and/or AMC Networks

Beginning in June 2016, the Company agreed to share certain executive support costs, including office space, executive assistants, security and transportation costs, for the Company’s Executive Chairman with MSG Networks, and for the Vice Chairman with MSG Networks and AMC Networks. The Company’s portion of such executive support expenses for the fiscal year ended June 30, 2019 was $1.14 million. See “— Dolan Family Arrangements” below for a description of certain additional office sharing arrangements that include MSG Networks and AMC Networks. The Company has also entered into a number of commercial and technical arrangements and agreements with MSG Networks and its subsidiaries and AMC Networks and its subsidiaries, none of which are material to the Company. For the fiscal year ended June 30, 2019, these included, but were not limited to, arrangements for the use of equipment, lease and use of offices and other premises, provision of transport services and vendor services, access to technology and lease of suites and sponsorship of the Company and its professional sports teams, as applicable.

In addition, the Company and each of MSG Networks and AMC Networks are party to aircraft and remote office space arrangements described below. See “— Aircraft Arrangements” and “— Dolan Family Arrangements.”

AIRCRAFT ARRANGEMENTS

A subsidiary of the Company is a party to various arrangements with a subsidiary of MSG Networks, pursuant to which MSG Networks has the right to lease on a “time-sharing” basis certain aircraft. MSG Networks is required to pay us specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under Federal Aviation Administration (“FAA”) rules. MSG Networks paid the Company $34,762 for use of such aircraft during the fiscal year ended June 30, 2019. In calculating the amounts payable under the arrangements, the parties allocated, in good faith, the treatment of any flight that is for the benefit of both companies.

A subsidiary of the Company is a party to various arrangements with AMC Networks, pursuant to which AMC Networks has the right to lease on a “time-sharing” basis certain aircraft. AMC Networks is required to pay us specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under FAA rules. AMC Networks paid the Company $170,137 for use of such aircraft during the fiscal year ended June 30, 2019. In calculating the amounts payable under the arrangements, the parties allocated, in good faith, the treatment of any flight that is for the benefit of both companies.

Additionally, the Company agreed on an allocation of the costs of certain personal aircraft use with MSG Networks (with respect to Mr. Dolan only) and helicopter use with MSG Networks and AMC Networks by their shared executives. The Company’s portion of such expenses during the fiscal year ended June 30, 2019 was $421,242.

A subsidiary of the Company is a party to an agreement with Quart 2C, LLC (“Q2C”), a company controlled by James. L. Dolan, the Executive Chairman and Chief Executive Officer, as well as a director, of the Company, pursuant to which Q2C has the right to lease on a “time-

sharing” basis our Gulfstream Aerospace G550 aircraft (the “G550”). Q2C is required to pay us specified expenses for each flight it elects to utilize, but not exceeding the maximum amount payable under FAA rules. Pursuant to this arrangement, Q2C made no payments to the Company during the fiscal year ended June 30, 2019 because it did not use the G550 during such time period. In addition, a subsidiary of the Company and Q2C are parties to an agreement, pursuant to which the Company has the right to lease on a non-exclusive basis Q2C’s Gulfstream Aerospace G450 aircraft (the “G450”). We are required to pay Q2C rent at an hourly rate and specified expenses (which mirror the types of expenses we charge Q2C for use of the G550) for each flight we elect to utilize. The agreement includes a “true-up” mechanism such that, to the extent the Company’s annual usage of the G450 exceeds Q2C’s annual usage of the G550, the Company pays an additional hourly rate with respect to excess hours intended to cover additional costs. Pursuant to this arrangement, the Company paid Q2C $201,619 for use of the G450 during the fiscal year ended June 30, 2019, inclusive of any true-up payments required under the agreement. In addition, the agreement provides for equitable adjustment in the event that discrepancies in hours of usage or other factors cause the arrangement to be economically unfair to either party.

A subsidiary of the Company is a party to an agreement with Charles F. Dolan, a director of the Company, pursuant to which Mr. Dolan has the right to lease on a “time-sharing” basis our G550. Mr. Dolan is required to pay us specified expenses for each flight he elects to utilize, but not exceeding the maximum amount payable under FAA rules. Pursuant to this arrangement, Mr. Dolan paid the Company $117,475 for use of the G550 during the fiscal year ended June 30, 2019. In addition, a subsidiary of the Company and Sterling 2K, LLC (“S2K”), a company controlled by Deborah Dolan-Sweeney, the daughter of Charles F. Dolan and the sister of the

Company’s Executive Chairman and Chief Executive Officer, are parties to an agreement, pursuant to which the Company has the right to lease on a non-exclusive basis S2K’s Gulfstream Aerospace GV-SP (G550) aircraft (the “DFO G550”). We are required to pay S2K rent at an hourly rate and specified expenses (which mirror the types of expenses we charge Q2C for use of the G550) for each flight we elect to utilize. The agreement includes a “true-up” mechanism such that, to the extent the Company’s annual usage of the DFO G550 exceeds Mr. Dolan’s annual usage of our G550, the Company pays an additional hourly rate with respect to excess hours intended to cover additional costs. The lease agreement for the Company’s use of the DFO G550 replaces a lease agreement that a subsidiary of the Company entered into with Sterling Aviation, LLC, a company owned and controlled by Charles F. Dolan, pursuant to which the Company had the right to lease on a non-exclusive basis Sterling’s Gulfstream Aerospace G-V aircraft (the “GV”). In connection with the sale of the GV, the lease agreement for the Company’s use of the GV automatically terminated pursuant to its terms and was replaced by the lease agreement for the Company’s use of the DFO G550. The terms of the agreements are substantively the same and total hours of use for both aircraft during the fiscal year were taken into consideration when calculating the “true-up.” Pursuant to these arrangements, the Company paid S2K $142,534 for use of the DFO G550 and paid Sterling $171,953 for use of the GV, respectively, during the fiscal year ended June 30, 2019, inclusive, in each case, of any true-up payments required under the agreement. In addition, the agreement provides for equitable adjustment in the event that discrepancies in hours of usage or other factors cause the arrangement to be economically unfair to either party.

Through a wholly-owned subsidiary, the Company has entered into various Aircraft Support Services Agreements (the “Services Agreements”) pursuant to which the Company provides aircraft support services to (i) an entity controlled by James L. Dolan, the Executive

Chairman and Chief Executive Officer, as well as a director, of the Company, (ii) Charles F. Dolan, a director of the Company, and certain of his children (specifically, Thomas C. Dolan, a director of the Company, Deborah Dolan-Sweeney, Patrick F. Dolan, Marianne Dolan Weber, a director of the Company, and Kathleen Dolan) and (iii) an entity controlled by Patrick Dolan, the son of Charles F. Dolan and brother of James L. Dolan. Pursuant to the Services Agreements, the Company provides certain aircraft support services in exchange for a monthly agency fee, including providing pilots, crew and maintenance personnel, aircraft maintenance, FAA compliance, flight scheduling and dispatch services, negotiation/management of third-party contracts and other services necessary and appropriate for the support of aircraft. Pursuant to the Services Agreements, each of the parties noted above paid the Company (i) $175,000, (ii) $175,000 and (iii) $150,000, respectively, during the fiscal year ended June 30, 2019.

A wholly owned subsidiary of the Company and Brighid Air, LLC (“Brighid”), a company controlled by Patrick Dolan, are parties to an agreement, pursuant to which the Company has a right to lease on a non-exclusive basis Brighid’s Bombardier BD100-1A10 Challenger 350 aircraft (the “Challenger”). The Company is required to pay Brighid specified expenses of each flight it elects to utilize, but not exceeding the maximum amount payable under FAA rules Pursuant to this arrangement, the Company paid Brighid $7,789 for use of the Challenger during the fiscal year ended June 30, 2019. In connection with the agreement for the Company’s use of the Challenger, a wholly-owned subsidiary of the Company entered into a Flight Crew Services Agreement with Dolan Family Office, LLC, an entity controlled by Charles F. Dolan (“DFO”), pursuant to which the Company may utilize pilots employed by DFO for purposes of flying the Challenger when the Company is leasing the Challenger under its agreement with Brighid. The Company is required to pay DFO an hourly rate for the use of such pilots, as well as reimburse certain expenses of the pilots. Pursuant to this arrangement, the Company paid DFO $1,141 for use of DFO pilots during the fiscal year ended June 30, 2019.

DOLAN FAMILY ARRANGEMENTS

The Company charges the Knickerbocker Group, LLC, an entity owned by James L. Dolan, the Executive Chairman and Chief Executive Officer, as well as a director, of the Company, for office space equal to the allocated cost of such space and certain technology services provided in connection with the use of such space. The amount paid by the Knickerbocker Group, LLC during the fiscal year ended June 30, 2019 was $52,143. In addition, from time to time, certain other services of the Company may be made available to members of the Dolan family and to entities owned by them. It is the policy of the Company to receive reimbursement for the costs of these services. See “Stock Ownership Table” for a description of registration rights agreements among the Dolan family interests and the Company.

The Company was party to an arrangement with DFO, a company controlled by Charles F. Dolan, MSG Networks and AMC Networks providing for the sharing of certain expenses associated with executive office space which is available to James L. Dolan, Charles F. Dolan and DFO. The

Company’s portion of such office space expenses during the fiscal year ended June 30, 2019 was $7,914. Effective September 2018, the Company is no longer party to this arrangement.

Kristin Dolan, a director of the Company, is the founder and Chief Executive Officer of 605, LLC (“605”), an audience measurement and data analytics company in the media and entertainment industries. James. L. Dolan, the Executive Chairman and Chief Executive Officer of the Company, and Kristin Dolan own 50% of 605. The Company’s Audit Committee has approved the entry into one or more agreements with 605 to provide certain data analytics services to the Company for an aggregate amount of up to $1 million. For the fiscal year ended June 30, 2019, the Company paid $149,360 to 605 for services permitted pursuant to such approval. The Company expects to engage 605 to provide additional data analytics services in the future.

In addition, the Company and certain Dolan family entities are party to aircraft arrangements described above. See “— Aircraft Arrangements.”

OTHER

Since the MSG Distribution Date, Charles A. Tese, the brother of Vincent Tese, a director of the Company, has been employed by MSG Sports & Entertainment, LLC (“MSGSE”), a subsidiary of the Company, in a non-executive officer position. Previously, Charles A. Tese was employed by a subsidiary of MSG Networks in a non-executive officer position from 2005 until the MSG Distribution Date and Vincent Tese served as a director of MSG Networks from 2010 until the MSG Distribution Date. For the fiscal year ended June 30, 2019, Mr. Charles A. Tese earned $119,651.

Ryan Dolan, a director nominee and the son of James L. Dolan, the Executive Chairman and Chief Executive Officer of the Company, and his wife, Sujin Dolan, have been employed by a subsidiary of the Company, in non-executive officer positions, since March 2016 and September 2018, respectively. For the fiscal year ended June 30, 2019, Mr. Ryan Dolan earned $166,487 and Ms. Sujin Dolan earned $99,310.

CERTAIN RELATIONSHIPS AND POTENTIAL CONFLICTS OF INTEREST

Our Executive Chairman and Chief Executive Officer, James L. Dolan, also serves as the Executive Chairman of MSG Networks, our Vice Chairman, Gregg G. Seibert, also serves as Vice Chairman of MSG Networks and AMC Networks, our Executive Vice President and General Counsel, Lawrence J. Burian, also serves as Executive Vice President and General Counsel of MSG Networks, and our Senior Vice President, Associate General Counsel and Secretary,

Mark C. Cresitello, also serves as Secretary of MSG Networks. Seven of our director nominees (including James L. Dolan) also serve as directors of MSG Networks, and James L. Dolan serves as an executive officer of MSG Networks concurrently with his service on our Board. Eight of our director nominees (including James L. Dolan) also serve as directors of AMC Networks, and Charles F. Dolan serves as an executive officer of AMC Networks concurrently with his service on our Board. Therefore, these officers and directors may have actual or apparent conflicts of interest with respect to matters involving or affecting the Company, on the one hand, and MSG Networks or AMC Networks, on the other hand. For example, there is the potential for a conflict of interest when we and MSG Networks and/or AMC Networks look at certain acquisitions and other corporate opportunities that may be suitable for more than one of the companies. Also, conflicts may arise if there are issues or disputes under the commercial arrangements that exist between MSG Networks and/or AMC Networks and us. In addition, certain of our officers and directors own MSG Networks and/or AMC Networks stock, restricted stock units, performance stock units, stock options and/or performance stock options. These ownership interests could create actual, apparent or potential conflicts of interest when these individuals are faced with decisions that could have different implications for the Company, MSG Networks or AMC Networks. See “Related Party Transaction Approval Policy” below for a discussion of certain procedures we instituted to help ameliorate any such potential conflicts that may arise.

Our Certificate of Incorporation acknowledges that the Company may have overlapping directors and officers with MSG Networks and AMC Networks and their respective subsidiaries and that the Company may engage in material business transactions with such entities. In our Certificate of Incorporation, the Company has renounced its rights to certain business opportunities and provided that in certain circumstances our directors and officers will not have liability to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to MSG Networks or AMC Networks or any of their respective subsidiaries instead of the Company, or does not refer or communicate information regarding such corporate opportunity to the Company. The Certificate of Incorporation also expressly validates certain contracts, agreements, arrangements and transactions (and amendments, modifications or terminations thereof) between the Company and MSG Networks and AMC Networks and/or any of their respective subsidiaries and provides that, to the fullest extent permitted by law, the actions of the overlapping directors and officers in connection therewith are not breaches of fiduciary duties owed to the Company or its stockholders.

RELATED PARTY TRANSACTION APPROVAL POLICY

The Company has adopted a written policy whereby an Independent Committee of our Board reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, on the one hand, and in which any director, executive officer, greater than 5% stockholder of the Company or any other “related person” (as defined in Item 404 of Regulation S-K adopted by the SEC) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the SEC as set forth in Item 404, which currently apply to transactions (or any series of similar transactions) in which the amount involved exceeds the dollar threshold set forth in Item 404 of Regulation S-K adopted by the SEC (currently $120,000). To simplify the administration of the approval process under this policy, the Independent Committee may, where appropriate, establish guidelines for certain of those transactions. The policy does not cover decisions on compensation or benefits or the hiring or retention of any person. The hiring or retention of executive officers is determined by our full Board. Compensation of executive officers is subject to the approval of our Compensation Committee. This policy also does not cover any pro rata distributions to all Company stockholders, including a pro rata distribution of our Class A Common Stock to holders of our Class A Common Stock and our Class B Common Stock to holders of our Class B Common Stock. No director on the Independent Committee will participate in the consideration of a related party transaction with that director or any related person of that director.

In addition, our Board has adopted a special approval policy for transactions with MSG Networks and AMC Networks and their respective subsidiaries whether or not such transactions qualify as “related party” transactions described above. Under this policy, the Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, on the one hand, and each of MSG Networks and its subsidiaries and/or AMC Networks and its subsidiaries, on the other hand, in which the amount exceeds the current $120,000 threshold. To simplify the administration of the approval process under this policy, an Independent Committee may, where appropriate, establish guidelines for certain of these transactions. The approval requirement does not apply to the implementation and administration of the intercompany arrangements under the policy but does cover any amendments, modifications, terminations or extensions involving amounts in excess of the current $120,000 threshold, as well as the handling and resolution of any disputes involving amounts in excess of the current $120,000 threshold. Our executive officers and directors who are also senior executives or directors of MSG Networks and/or AMC Networks may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the policy, as well as in any resolution of disputes thereunder, on behalf of any or all of the Company, MSG Networks and/or AMC Networks, as applicable, in each case under the direction or ultimate approval of an Independent Committee or the comparable committee of the board of directors of the Company, MSG Networks and/or AMC Networks, as applicable.

Our related party transaction approval policy cannot be amended or terminated without the prior approval of a majority of the Company’s independent directors and by a majority of the directors elected by our Class B Common Stockholders. For purposes of this policy, “independent directors” means those directors who have been determined by our Board to be independent directors for purposes of the NYSE’s corporate governance standards.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, certain executive officers, and persons who beneficially own more than 10% of the outstanding Class A Common Stock to file reports of ownership and changes in ownership with the SEC. The SEC regulations require the

Company to identify anyone who failed to file a required report or filed a late report during the fiscal year ended June 30, 2019. Based solely on a review of reports filed under Section 16(a) of the Exchange Act, the Company is aware of no such failure.

STOCK OWNERSHIP TABLE

The table sets forth certain information as of October 10, 2019 with respect to the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person the Company believes beneficially holds more than 5% of any class of the outstanding shares of the Company based solely on the Company’s review of SEC filings, (ii) each director or director nominee of the Company and (iii) each NEO of the Company.

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group (3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	684,277 4,529,517	3.5% 100%	71.1%
Charles F. Dolan (3)(4)(5)(8)(26) – (30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	185,864 2,682,470	1.0% 59.2%	41.8%
Helen A. Dolan (3)(4)(5)(8)(26) – (30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	185,864 2,682,470	1.0% 59.2%	41.8%
James L. Dolan (3)(7)(8)(9)(14)(16)(17)(18)(25) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	317,374 618,369	1.6% 13.7%	10.1%
Kristin A. Dolan (3)(7)(8)(9)(14)(16)(17)(18)(25) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	317,374 618,369	1.6% 13.7%	10.1%
Thomas C. Dolan (3)(8)(15)(16)(20)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	33,047 308,986	* 6.8%	4.8%
Charles P. Dolan (8)	Class A Common Stock Class B Common Stock	6,094 —	* —	*
Richard D. Parsons (8)(10)	Class A Common Stock Class B Common Stock	4,479 —	* —	*
Frank J. Biondi, Jr. (6)(8)	Class A Common Stock Class B Common Stock	2,047 —	* —	*
Joseph J. Lhota	Class A Common Stock Class B Common Stock	— —	— —	*
Nelson Peltz (8)(31)	Class A Common Stock Class B Common Stock	4,772 —	* —	*
Alan D. Schwartz (8)	Class A Common Stock Class B Common Stock	6,163 —	* —	*
Scott M. Sperling (8)	Class A Common Stock Class B Common Stock	506 —	* —	*
Brian G. Sweeney (3)(8)(12)(13)(16)(18)(22) 20 Audrey Avenue, 1st Floor Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	73,827 306,327	* 6.8%	4.9%
Vincent Tese (8)	Class A Common Stock Class B Common Stock	3,744 —	* —	*

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Paul J. Dolan (3)(8)(17) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	77,231 910,651	* 20.1%	14.2%
Andrew Lustgarten (7)(32)	Class A Common Stock Class B Common Stock	35,396 —	* —	*
Donna Coleman (33)	Class A Common Stock Class B Common Stock	19,094 —	* —	*
Victoria M. Mink (7)	Class A Common Stock Class B Common Stock	263 —
Lawrence J. Burian (7)	Class A Common Stock Class B Common Stock	18,840 —	* —	*
Philip G. D’Ambrosio (7)	Class A Common Stock Class B Common Stock	3,757 —	* —	*
Marianne Dolan Weber (3)(8)(11)(16)(19)(23) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	57,066 296,934	* 6.6%	4.7%
All executive officers and directors as a group (4) – (33)	Class A Common Stock Class B Common Stock	730,137 4,213,086	3.8% 93.0%	66.3%
Ryan Dolan	Class A Common Stock Class B Common Stock	435 —	* —	*
Matthew C. Blank	Class A Common Stock Class B Common Stock	— —	— —	—
Frederic V. Salerno	Class A Common Stock Class B Common Stock	— —	— —	—
Deborah A. Dolan-Sweeney (3)(8)(12) (13)(16)(18)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	73,827 306,327	* 6.8%	4.9%
Kathleen M. Dolan (3)(16)(17)(20)(21) – (25) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	125,123 1,833,002	* 40.5%	28.5%
Mary S. Dolan (3)(18) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	47,452 2,763,412	* 61.0%	42.8%
Matthew J. Dolan (3)(19) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	30,576 605,920	* 13.4%	9.4%
Corby Dolan Leinauer (3)(20) 340 Crossways Park Drive Woodbury, NY 11797	Class B Common Stock Class B Common Stock	28,060 2,457,085	* 54.2%	38.1%
Charles F. Dolan Children Trust FBO Kathleen M. Dolan (3)(21) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	15,954 306,327	* 6.8%	4.8%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
Charles F. Dolan Children Trust FBO Deborah A. Dolan- Sweeney (3)(22) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	15,954 306,327	* 6.8%	4.8%
Charles F. Dolan Children Trust FBO Marianne Dolan Weber (3)(23) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	15,954 296,934	* 6.6%	4.6%
Charles F. Dolan Children Trust FBO Thomas C. Dolan (3)(24) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	13,295 308,986	* 6.8%	4.8%
Charles F. Dolan Children Trust FBO James L. Dolan (3)(25) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	29,249 604,324	* 13.3%	9.3%
Charles F. Dolan 2009 Family Trust FBO James L. Dolan (3)(4)(5)(26) P.O. Box 420 Oyster Bay, NY 11771	Class A Common Stock Class B Common Stock	4,431 824,477	* 18.2%	12.8%
Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan (3)(4)(5)(27) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	4,431 430,402	* 9.5%	6.7%
Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan (3)(4)(5)(28) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	4,431 405,402	* 9.0%	6.3%
Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber (3)(4)(5)(29) MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Common Stock Class B Common Stock	4,431 426,402	* 9.4%	6.6%
Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (3)(4)(5)(30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Common Stock Class B Common Stock	4,431 370,402	* 8.2%	5.7%
Silver Lake Entities (34) 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025	Class A Common Stock Class B Common Stock	1,865,862 —	9.6%	2.9%

Name and Address	Title of Stock Class(1)	Beneficial Ownership	Percent of Class	Combined Voting Power of All Classes of Stock Beneficially Owned(1)(2)
The Vanguard Group (35) 100 Vanguard Blvd. Malvern, PA 19355	Class A Common Stock Class B Common Stock	1,629,699 —	8.4% —	2.5%
GAMCO Investors, Inc. (36) One Corporate Center Rye, NY 10580	Class A Common Stock Class B Common Stock	1,386,548 —	7.2% —	2.1%
ClearBridge Investments, LLC (37) 620 8th Avenue New York, NY 10018	Class A Common Stock Class B Common Stock	1,357,617 —	7.0% —	2.1%

*	Less than 1%.

(1)

Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Common Stock is exclusive of the shares of Class A Common Stock that are issuable upon conversion of shares of Class B Common Stock. Share ownership reflects rounding for share based compensation in the aggregate, not by specific tranche or award.

(2)

Shares of Class B Common Stock are convertible into shares of Class A Common Stock at the option of the holder on a share for share basis. The holder of one share of Class A Common Stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B Common Stock has ten votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A Common Stock have the right to elect 25% of our Board rounded up to the nearest whole director and the holders of Class B Common Stock have the right to elect the remaining members of our Board.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan, individually and as Trustee of the Charles F. Dolan 2018 Grantor Retained Annuity Trust #1M (the “CFD 2018 GRAT #1M”) and as a Trustee of the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”); Helen A. Dolan, individually and as Trustee of the Helen A. Dolan 2018 Grantor Retained Annuity Trust #1M (the “HAD 2018 GRAT #1M”) and as a Trustee of the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”), and as sole Trustee of the Ryan Dolan 1989 Trust and Tara Dolan 1989 Trust; Marianne E. Dolan Weber; Deborah A. Dolan-Sweeney; CFD 2009 Trust; HAD 2009 Trust; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO James L. Dolan; the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan; the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan; the Charles F. Dolan 2009 Family Trust FBO Marianne E. Dolan Weber; the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; Tara Dolan 1989 Trust; CFD 2018 GRAT #1M; and HAD 2018 GRAT #1M. Individuals who are not Group Members but are trustees of trusts that are Group Members also include Corby Dolan Leinauer, as a Trustee of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO

Marianne E. Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trust FBO Kathleen M. Dolan and the Dolan Children Trust FBO James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trusts FBO Marianne Dolan Weber and the Dolan Children Trust FBO Thomas C. Dolan; and Mary S. Dolan, as a Trustee of the Dolan Children Trusts FBO Deborah Dolan-Sweeney and each of the 2009 Family Trusts. The Group Members may be deemed to beneficially own an aggregate of (i) 684,277 shares of Class A Common Stock (including 572,028 shares of Class A Common Stock owned of record in the aggregate, options to purchase 112,249 shares of Class A Common Stock that are exercisable within 60 days of October 10, 2019) and (ii) 4,529,517 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof. Group Members in the aggregate may be deemed to have the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 4,529,517 shares of Class B Common Stock (representing all outstanding Class B Common Stock) and the equal number of shares of Class A Common Stock issuable upon conversion thereof by reason of the terms of an agreement among the group members. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own an additional 39,671 shares of Class A Common Stock.

(4)

Charles F. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 112,693 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the CFD GRAT 2018 #1M and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 185,864 shares of Class A Common Stock (including 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee, 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 2,569,777 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 112,692 shares of Class B Common Stock owned of record by the HAD GRAT 2018 #1M and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 2,569,777 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 112,692 shares of Class B Common Stock owned of record by the HAD GRAT 2018 #1M, and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts).

(5)

Helen A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 112,692 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the HAD GRAT 2018 #1M and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 185,864 shares of Class A Common Stock (including 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts, and 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee) and 2,569,778 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 112,693 shares of Class B Common Stock owned of record by the CFD GRAT 2018 #1M and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts). Includes an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts which her spouse may be deemed to have the right to acquire because he has the right to substitute assets with each of the trusts, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 130,137 shares of Class A Common Stock owned of record by the Dolan Family Foundation, an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts and 33,572 shares of Class A Common Stock, owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee, and 2,569,778 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 112,693 shares of Class B Common Stock owned of record by the CFD GRAT 2018 #1M and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts).

(6)	The 2,047 shares of Class A Common Stock are held by The Biondi Family Trust.

(7)

Does not include unvested restricted stock units, target amount of unvested performance stock units and stock options granted under the Employee Stock Plan (except for restricted stock units and performance stock units subject to vesting and stock options exercisable, in each case, within 60 days of October 10, 2019). The excluded number of restricted stock units for the following individuals are: Messrs. James L. Dolan, 32,266 units; Andrew Lustgarten, 9,733; Ms. Victoria M. Mink, 2,728 units; Messrs. Lawrence J. Burian, 4,857 units; and Philip D’Ambrosio, 2,895. The excluded number of target performance stock units for the following individuals are: Messrs. James L. Dolan, 82,226 units; Andrew Lustgarten, 13,513; Ms. Victoria M. Mink, 3,102 units; Messrs. Lawrence J. Burian, 7,250 units; and Philip D’Ambrosio 4,495 units. The excluded number of stock options for Messrs. Dolan and Lustgarten are 448,992 and 62,550, respectively.

(8)

Does not include restricted stock units granted under the Director Stock Plan. The excluded number of restricted stock units for each of the following individuals is: Messrs. Frank J. Biondi, Jr., 1,564 units; Charles F. Dolan, 2,193 units; Charles P. Dolan, 2,193 units; Thomas C. Dolan, 2,193 units; Joseph J. Lhota, 929; Richard D. Parsons, 2,193 units; Nelson Peltz, 2,193 units; Alan D. Schwartz, 2,193 units; Scott M. Sperling, 2,193 units; Brian G. Sweeney, 2,193 units; Vincent Tese, 2,193 units; Mses. Kristin A. Dolan, 2,193 units and Marianne Dolan Weber, 1,564 units.

(9)

James L. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 280,105 shares of Class A Common Stock (including 167,365 shares of Class A Common Stock owned of record personally, options to purchase 112,249 of Class A Common Stock that are exercisable within sixty days of October 10, 2019, 491 shares of Class A Common Stock held as custodian for one or more minor children) and 14,045 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 37,269 shares of Class A Common Stock (including 416 shares of Class A Common Stock owned jointly with his spouse, 7,604 shares of Class A Common Stock owned of record personally by his spouse, and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for his benefit) and 604,324 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 491 shares of Class A Common Stock held as custodian for one or more minor children, 7,604 shares of Class A common Stock owned of record personally by his spouse, and 29,249 shares of Class A Common Stock and 604,324 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(10)	Includes 816 shares held in a trust of which Mr. Parsons is a trustee. Mr. Parsons disclaims beneficial ownership of the shares held in the trust.

(11)

Marianne Dolan Weber may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 8,063 shares of Class A Common Stock owned of record personally and

(b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 49,003 shares of Class A Common Stock (including 308 shares of Class A Common Stock owned of record by a member of her household, 208 shares of Class A Common Stock owned of record by her spouse, 32,533 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc. and 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 296,934 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 308 shares of Class A Common Stock owned of record by a member of her household, 208 shares of Class A Common Stock owned of record by her spouse, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit, 32,533 shares of Class A Common Stock owned of record by the Heartfelt Wings Foundation Inc. and 296,934 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for her benefit.

(12)

Brian G. Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and dispose or direct the disposition of 15,182 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 58,645 shares of Class A Common Stock (including 6,872 shares of Class A Common Stock owned by his spouse, Deborah A. Dolan-Sweeney, an aggregate of 2,247 shares Class A Common Stock held in trust for his children for which he serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse) and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 306,327 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of his spouse). He disclaims beneficial ownership of the 6,872 shares of Class A Common Stock owned by his spouse, the 2,247 shares of Class A Common Stock held in trusts for his children for which he serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which he serves as co-trustee and 15,954 shares of Class A Common Stock owned by the Dolan Children Trust for the benefit of his spouse and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including and 306,327 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of his spouse).

(13)

Deborah A. Dolan-Sweeney may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 6,872 shares of Class A Common Stock owned of record personally and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 66,955 shares of Class A Common Stock (including 15,182 shares of Class A Common Stock owned of record by her spouse, 2,247 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for her benefit) and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 306,327 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit). She disclaims beneficial ownership of 15,182 shares of Class A Common Stock owned of record by her spouse, 2,247 shares of Class A Common Stock held by trusts for her children for which her spouse serves as trustee, 33,572 shares of Class A Common Stock owned of record by the CFD 2009 Trust for which her spouse serves as co-trustee and 15,954 shares of Class A Common Stock and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 306,327 shares of Class B Common Stock owned of record by the Dolan Children Trust for her benefit).

(14)

Kristin A. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 7,604 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or direct the disposition of 309,770 shares of Class A Common Stock (including 416 shares of Class A Common Stock owned jointly with her spouse, James L. Dolan, 167,365 shares of Class A Common Stock owned of record by her spouse, options to purchase 112,249 of Class A Common Stock that are exercisable within sixty days of October 10, 2019 by her spouse, 491 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse) and 618,369 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 14,045 shares of Class B Common Stock owned of record by her spouse and 604,324 shares of Class B Common Stock owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of 491 shares of Class A Common Stock held by her spouse as custodian for one or more minor children, 167,365 shares of Class A Common Stock owned of record by her spouse, options to purchase 112,249 of Class A Common Stock that are exercisable within sixty days of October 10, 2019 by her spouse, 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse and 618,369 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 14,045 shares of Class B Common Stock owned of record by her spouse and 604,324 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of her spouse).

(15)

Thomas C. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 19,752 shares of Class A Common Stock owned of record personally and (b) the shared power to vote or direct the vote of and to dispose of or to direct the disposition of 13,295 shares of Class A Common Stock and 308,986 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 13,295 shares of Class A Common Stock and 308,986 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for his benefit.

(16)

Kathleen M. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 2,184 shares of Class A Common Stock (including 1,568 shares of Class A Common Stock owned of record personally and 616 shares of Class A Common Stock held as custodian for one or more minor children) and an aggregate of 10,104 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust, and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of an aggregate of 122,939 shares of Class A Common Stock (including 32,533 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc. and an aggregate of 90,406 shares of Class A Common Stock owned of record by the Dolan Children Trusts) and an aggregate of 1,822,898 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts. She disclaims beneficial ownership of 616 shares of Class A Common Stock held as custodian for one or more minor children, 32,533 shares of Class A Common Stock owned of record by the Green Mountain Foundation Inc., an aggregate of 90,406 shares of Class A Common Stock owned of record by the Dolan Children Trusts and an aggregate of 1,833,002 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts, the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust.

(17)

Paul J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 32,028 shares of Class A Common Stock (including 1,548 shares of Class A Common Stock held as custodian for one or more minor children and 30,480 shares of Class A Common Stock owned of record by the CFD Trust No. 10) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 45,203 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, and an aggregate of

910,651 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan. He disclaims beneficial ownership of 1,548 shares of Class A Common Stock held as custodian for one or more minor children, 30,480 shares of Class A Common Stock owned of record by the CFD Trust No. 10, an aggregate of 45,203 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan, and an aggregate of 910,651 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan.

(18)

Mary S. Dolan may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 2,274 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 45,178 shares of Class A Common Stock (including 2,603 shares of Class A Common Stock owned jointly with her spouse, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 2,763,412 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 306,327 shares of Class B Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney and an aggregate of 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts). She disclaims beneficial ownership of 2,274 shares of Class A Common Stock held as custodian for one or more minor children, 15,954 shares of Class A Common Stock owned of record by the Dolan Children Trust for the benefit of Deborah Dolan-Sweeney, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts and 306,327 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trust for the benefit of Deborah A. Dolan-Sweeney and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(19)

Matthew J. Dolan may be deemed to have (a) the sole power to vote or direct the vote of and to dispose of or to direct the disposition of 795 shares of Class A Common Stock (including 408 shares of Class A Common Stock owned of record personally and 387 shares of Class A Common Stock held as custodian for a minor child) and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 29,781 shares of Class A Common Stock (including 316 shares of Class A Common Stock owned jointly with his spouse, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child and 29,249 shares of Class A Common Stock owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan) and an aggregate of 605,920 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 387 shares of Class A Common Stock held as custodian for a minor child, 216 shares of Class A Common Stock held by his spouse as custodian for a minor child and an aggregate of 29,249 shares of Class A Common Stock owned of record by the Dolan Children

Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan and an aggregate of 605,920 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.

(20)

Corby Dolan Leinauer may be deemed to have (a) the sole power to vote or direct the vote and to dispose of or direct the disposition of 540 shares of Class A Common Stock held as custodian for one or more minor children and (b) the current shared power to vote or direct the vote of and to dispose of or direct the disposition of 27,520 shares of Class A Common Stock (including 214 shares of Class A Common Stock owned jointly with her spouse, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts) and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof (including 2,457,085 shares of Class B Common Stock owned of record by the 2009 Family Trusts). She disclaims beneficial ownership of 540 shares of Class A Common Stock held as custodian for one or more minor children, 685 shares of Class A Common Stock owned of record by the Leinauer Family Education Trust, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Aidan J. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Quentin F. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Marianne R. Dolan, 279 shares of Class A Common Stock owned of record by the CFD 2012 Grandchildren Trust FBO Kevyn A. Dolan, 3,350 shares of Class A Common Stock owned of record by the CFD 2012 Descendants Trust, and an aggregate of 22,155 shares of Class A Common Stock owned of record by the 2009 Family Trusts and an aggregate of 2,457,085 shares of Class B Common Stock and the equal number of shares of Class A Common Stock issuable upon conversion thereof owned of record by the 2009 Family Trusts.

(21)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(22)	Kathleen M. Dolan and Mary S. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(23)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(24)	Kathleen M. Dolan and Matthew J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(25)	Kathleen M. Dolan and Paul J. Dolan are the trustees of the Charles F. Dolan Children Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(26)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO James L. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(27)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(28)	Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and have the shared power to vote and dispose of the shares held by the trust.

(29)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber and have the shared power to vote and dispose of the shares held by the trust.

(30)

Corby Dolan Leinauer and Mary S. Dolan are the trustees of the Charles F. Dolan 2009 Family Trust FBO Deborah A. Dolan-Sweeney and have the shared power to vote and dispose of the shares held by the trust.

(31)

These shares of Class A Common stock include: 506 shares of Class A Common Stock held directly by Mr. Peltz and (ii) 4,266 shares of Class A Common Stock held by the Peltz Family Foundation, a non-profit organization whose Trustees are Mr. Peltz, Mr. Peltz’s spouse and one of Mr. Peltz’s sons. Mr. Peltz disclaims beneficial ownership of the 4,266 shares of Class A Common Stock held by the Peltz Family Foundation.

(32)	Includes 31,271 time based options exercisable within 60 days of October 10, 2019 by Mr. Lustgarten.

(33)

Ms. Coleman’s beneficial ownership reflects (i) 15,365 shares of Class A Common Stock and (ii) 3,729 restricted stock units that, pursuant to the terms of the Letter Agreement, dated December 10, 2018, between the Company and Ms. Coleman, have vested but not been distributed and, thus, do not reflect any reduction for withholding taxes, which will be calculated on the date of distribution. In addition, Ms. Coleman’s beneficial ownership does not include the target amount of 7,927 unvested performance stock units granted under the Employee Stock Plan.

(34)

SLP Investment Holdco, L.P. (“SLP Holdco”), SLP Investment Holdings, L.L.C., Silver Lake Technology Associates IV, L.P., SLTA IV (GP), L.L.C., Silver Lake Group, L.L.C., Silver Lake Partners V DE (AIV) Marquee, L.P. (“SLP V Marquee”), Silver Lake Technology Investors V DE (AIV) Marquee, L.P. (“SLTI V Marquee”), Silver Lake Technology Associates V Marquee, L.P., SLTA V (GP) Marquee, L.L.C., and SLP Marquee Investor, L.L.C. (together, the “Silver Lake Entities”) beneficially owned, in the aggregate, 1,865,862 shares of Class A Common Stock based upon information included in a Schedule 13D (Amendment No. 3) filed by the Silver Lake entities with the SEC on December 26, 2018. The 1,865,862 shares of Class A Common Stock beneficially owned by the Silverlake Entities includes (i) 939,996 shares of Class A Common Stock held by SLP Holdco, (ii) 912,811 shares of Class A Common Stock held by SLP V Marquee and (iii) 13,055 shares of Class A Common Stock held by SLTI V Marquee. SLP Holdco has shared voting power over 939,996 shares of Class A Common Stock, and shared dispositive power over 939,996 shares of Class A Common Stock. SLP V Marquee has shared voting power over 912,811 shares of Class A Common Stock, and shared dispositive power over 912,811 shares of Class A Common Stock. SLTI V Marquee has shared voting power over 13,055 shares of Class A Common Stock, and shared dispositive power over 13,055 shares of Class A Common Stock.

(35)

Based upon a Schedule 13G (Amendment No. 3) filed with the SEC on February 12, 2019, The Vanguard Group (“Vanguard”) beneficially owns 1,629,699 shares of Class A Common Stock. Vanguard has sole voting power over 8,681 shares of Class A Common Stock, shared voting power over 3,863 shares of Class A Common Stock, sole dispositive power over 1,618,905 shares of Class A Common Stock and shared dispositive power over 10,794 shares of Class A Common Stock.

(36)

Based upon a Schedule 13D filed with the SEC on October 19, 2015, certain operating subsidiaries of GAMCO Investors, Inc. beneficially hold, or exercise investment discretion over various institutional accounts which would hold, an aggregate of 1,386,548 shares of Class A Common Stock. Mario J. Gabelli who directly or indirectly controls, or for which he acts as Chief Investment Officer of all the GAMCO filing entities, is deemed to have beneficial ownership of the shares of Class A Common Stock held by such entities.

(37)

Based upon a Schedule 13G (Amendment No. 3) filed with the SEC on February 14, 2019, ClearBridge Investments, LLC (“ClearBridge Investments”) beneficially owns 1,357,617 shares of Class A Common Stock. ClearBridge Investments has sole voting power over 1,316,673 shares of Class A Common Stock and sole dispositive power over 1,357,617 shares of Class A Common Stock. ClearBridge Investments is not affiliated with ClearBridge Compensation Group, the independent compensation consultant to the Compensation Committee of the Company’s Board.

The Dolan family, including trusts for the benefit of members of the Dolan family (collectively, the “Dolan Family Group”), by virtue of their ownership of Class B Common Stock, are able collectively to control stockholder decisions on matters on which holders of our Class A Common Stock and Class B Common Stock vote together as a single class, and to elect up to 75% of the Company’s Board. Members of the Dolan Family Group are parties to a Stockholders Agreement, which has the effect of causing the voting power of the holders of our Class B Common Stock to be cast as a block on all matters to be voted on by holders of our Class B Common Stock. Under the Stockholders Agreement, the shares of Class B Common Stock owned by members of the Dolan family group are to be voted on all matters in accordance with the determination of the Dolan Family Committee, except that the decisions of the Dolan Family Committee are non-binding with respect to the Class B shares owned by certain Dolan family trusts that collectively own approximately 40.5% of the outstanding Class B Common Stock (“Excluded Trusts”). The Dolan Family Committee consists of Charles F. Dolan and five of his children, James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber. The Dolan Family Committee generally acts by a majority vote, except that a going-private transaction must be approved by a two-thirds vote and a change in control transaction must be approved by not less than all but one vote. The voting members of the Dolan Family Committee are James L. Dolan, Thomas C. Dolan, Kathleen M. Dolan, Deborah A. Dolan-Sweeney and Marianne Dolan Weber, with each member having one vote other than James L. Dolan, who has two votes. Because James L. Dolan has two votes, he has the ability to block Dolan Family Committee approval of any Company change in control transaction. Shares of Class B Common Stock owned by the Excluded Trusts are to be voted on all matters in accordance with the determination of the Excluded Trusts holding a majority of the Class B Common Stock held by all Excluded Trusts, except in the case of a vote on a going-private transaction or a change in control transaction, in which case a vote of Excluded Trusts holding two-thirds of the Class B Common Stock owned by the Excluded Trusts is required.

Charles F. Dolan, all other holders of our Class B Common Stock (other than the Charles F. Dolan Children Trusts), the Dolan Children’s Foundation, the Dolan Family Foundation and the Company have entered into a registration rights agreement (the “Dolan Registration Rights Agreement”). Under this agreement, the Company will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 10, 2019, the Dolan Parties owned approximately 2.7 million shares of Class B Common Stock (the “Dolan Shares”), which represented approximately 59.8% of our Class B Common Stock as well as 593,871 shares of Class A Common Stock (including options), which represented approximately 3.1% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 13.8% of our Common Stock and 42.8% of the aggregate voting power of our Common Stock.

The Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company have entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B Common Stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A Common Stock (including those issued upon conversion of shares of Class B Common Stock). As of October 10, 2019, the Children Trusts owned approximately 1.8 million shares of Class B Common Stock (the “Children Trust Shares”), which represented approximately 40.2% of our Class B Common Stock, as well as

90,406 shares of Class A Common Stock, which represented 0.5% of our Class A Common Stock. Such shares of Class B Common Stock and Class A Common Stock, collectively, represented approximately 8.0% of our Common Stock and 28.3% of the aggregate voting power of our Common Stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B Common Stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B Common Stock are transferred, such shares will be converted into shares of Class A Common Stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to any other shares of Class B Common Stock (including the Dolan Shares).

The Dolan Registration Rights Agreement and the Children Trusts Registration Rights Agreement are included as exhibits to our 2019 Form 10-K, and the foregoing discussion of those agreements is qualified in its entirety by reference to those agreements as filed.

OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Our stockholders who, in accordance with Rule 14a-8 of the Exchange Act, wish to present proposals at our 2020 annual meeting and have those proposals included in the proxy materials to be distributed by us in connection with our 2020 annual meeting must submit their proposals to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121 on or before June 27, 2020. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2020 proxy statement.

In accordance with our Amended By-laws, in order for proposals, including stockholder director nominations for election, to be properly brought before the 2020 annual meeting, notice of any proposal to be presented by any stockholder must be delivered to The Madison Square Garden Company, Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however, the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. Any stockholder who gives notice of any such proposal shall deliver the text of the proposal to be presented and a brief written statement of the reasons why such stockholder favors the proposal and set forth the stockholder’s name and address, the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder and any material interest of such stockholder in the proposal (other than as a stockholder). Any stockholder desiring to nominate any person for election as a director of the Company shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of each class of stock of the Company beneficially owned by such person, the information regarding such person required by Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC applicable to the Company), such person’s signed consent to serve as a director of the Company if elected, such stockholder’s name and address and the number and class of all shares of each class of stock of the Company beneficially owned by the stockholder.

ADVANCE NOTICE OF PROXY HOLDERS AND QUALIFIED REPRESENTATIVES

Our stockholders must provide advance written notice to the Company if they intend to have any legal proxy (other than the persons appointed as proxies on the Company’s proxy card) or qualified representative attend the annual meeting on their behalf. The notice must include the name and address of the legal proxy or qualified representative and must be received by 5:00 p.m. Eastern Time on December 2, 2019 in order to allow enough time for the issuance of an admission ticket to such person. Notices should be directed to The Madison Square Garden Company, Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

2019 FORM 10-K

A copy of the Company’s 2019 Form 10-K, as filed with the SEC, will be sent to any stockholder, without charge, by regular mail or by email upon written request addressed to The Madison Square Garden Company, Attention: Corporate Secretary, Two Pennsylvania Plaza, New York, NY 10121.

You also may obtain our 2019 Form 10-K at the SEC’s website, www.sec.gov, or at www.themadisonsquaregardencompany.com by clicking on “Investors,” then “Financial Information” and following the link from our “SEC Filings” page.

Mark C. Cresitello Senior Vice President, Associate General Counsel & Secretary

New York, New York

October 25, 2019

ANNEX A — RECONCILIATION OF NON-GAAP AMOUNTS

The Company believes that presenting Adjusted Operating Income (“AOI”), a non-GAAP measure, is meaningful, as it reflects metrics considered by the Compensation Committee in making its compensation determinations. The Company defines adjusted operating income (loss), or “AOI,” as operating income (loss) before (1) depreciation, amortization and impairments of property and equipment and intangible assets, (2) share-based compensation expense or benefit, (3) restructuring charges or credits, (4) gains or losses on sales or dispositions of businesses and (5) the impact of purchase accounting adjustments related to business acquisitions. Because it is based upon operating income (loss), AOI also excludes interest expense (including cash interest expense) and other non-operating income and expense items. The Company believes that the exclusion of share-based compensation expense or benefit allows investors to better track the performance of the various operating units of our business without regard to the settlement of an obligation that is not expected to be made in cash. The Company believes AOI is an appropriate measure for evaluating the operating performance of our business segments and the Company on a consolidated basis. AOI and similar measures with similar titles are common performance measures used by investors and analysts to analyze the Company’s performance. Internally, the Company uses revenues and AOI measures as the most important indicators of its business performance, and evaluates management’s effectiveness with specific reference to these indicators. AOI should be viewed as a supplement to and not a substitute for operating income (loss), net income (loss), cash flows from operating activities, and other measures of performance and/or liquidity presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Since AOI is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similar measures with similar titles used by other companies. All dollar amounts included in this Annex A are presented in thousands, except as otherwise noted.

The following is a reconciliation of operating income (loss) (GAAP) to AOI (non-GAAP):

Twelve Months Ended June 30, 2019
Operating loss	(13,874)
Share-based compensation	59,474
Depreciation and amortization	119,193
Purchase accounting adjustments	4,965

Adjusted operating income (loss)	169,758

A-1

THE MADISON SQUARE GARDEN COMPANY TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121	YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 10, 2019 (December 6, 2019 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you access the website and then follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by The Madison Square Garden Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 10, 2019 (December 6, 2019 for participants in the AMC Networks Inc. 401(k) Plan). Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Madison Square Garden Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 10, 2019 (December 6, 2019 for participants in the AMC Networks Inc. 401(k) Plan).

Annual Meeting Registration: You must register and obtain an admission ticket to attend the annual meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register. Individuals without proper identification and an admission ticket will not be permitted to attend the annual meeting.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85617-P29450-Z75779	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE MADISON SQUARE GARDEN COMPANY

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposals 2 and 3 below, as more fully described in the accompanying Proxy Statement.

	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR ALL the following director nominees:

1. Election of the following nominees as directors:

(01) Frank J. Biondi, Jr.
(02) Matthew C. Blank
(03) Joseph J. Lhota
(04) Richard D. Parsons
(05) Nelson Peltz
(06) Frederic V. Salerno

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain

2. Ratification of the appointment of our independent registered public accounting firm.	☐	☐	☐

3. Approval of, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — —

▲	FOLD AND DETACH HERE	▲	E85618-P29450-Z75779

CLASS A PROXY CARD

THE MADISON SQUARE GARDEN COMPANY Solicited by the Board of Directors for the Annual Meeting of Stockholders on December 11, 2019

The undersigned hereby appoints Victoria M. Mink, Lawrence J. Burian and Mark C. Cresitello and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of The Madison Square Garden Company (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the J.P. Morgan Club at the Madison Square Garden Arena, located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY 10121, on Wednesday, December 11, 2019, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR ALL of the director nominees in Proposal 1 and FOR Proposals 2 and 3, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Attention participants in the AMC Networks Inc. 401(k) Plan: If you hold shares of the Company’s Class A Common Stock through the AMC Networks Inc. 401(k) Plan, you should complete, sign and return this proxy card to instruct Fidelity Management Trust Company, as Trustee of the Plan, how to vote these shares. Your proxy card must be received no later than 11:59 p.m., Eastern Time, on December 6, 2019 so that the Trustee (who votes the shares on behalf of the AMC Networks Inc. 401(k) Plan participants) has adequate time to tabulate the voting instructions. Fidelity Management Trust Company shall not vote shares of the Company’s Class A Common Stock allocated to a participant’s account for which it has not received instructions from the participant. Please read the enclosed Proxy Statement for more information.

Important Notice: To attend the Annual Meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m., Eastern Time, on December 2, 2019. For further details, see “How do I attend the 2019 annual meeting in person and what identification must I show?” in the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the annual meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.

(Continued and to be signed on the reverse side)

THE MADISON SQUARE GARDEN COMPANY TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121	YOUR VOTE IS IMPORTANT, PLEASE VOTE TODAY.
Vote by the Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 10, 2019. Have your proxy card in hand when you access the website and then follow the instructions provided.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by The Madison Square Garden Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and Annual Reports on Form 10-K electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m., Eastern Time, on December 10, 2019. Have your proxy card in hand when you call and then follow the instructions provided.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to The Madison Square Garden Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by December 10, 2019.

Annual Meeting Registration: You must register and obtain an admission ticket to attend the annual meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register. Individuals without proper identification and an admission ticket will not be permitted to attend the annual meeting.

If you vote by the Internet or by telephone you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85619-Z75813	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE MADISON SQUARE GARDEN COMPANY

Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the director nominees listed in Proposal 1 and FOR Proposals 2 and 3 below, as more fully described in the accompanying Proxy Statement.

		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR ALL the following director nominees:

1. Election of the following nominees as directors:

(01) James L. Dolan	(07) Ryan Dolan
(02) Charles F. Dolan	(08) Thomas C. Dolan
(03) Charles P. Dolan	(09) Alan D. Schwartz
(04) Kristin A. Dolan	(10) Brian G. Sweeney
(05) Marianne Dolan Weber	(11) Vincent Tese
(06) Paul J. Dolan

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

2. Ratification of the appointment of our independent registered public accounting firm.	☐	☐	☐

3. Approval of, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Your signature should appear the same as your name appears. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

▲	FOLD AND DETACH HERE	▲	E85620-Z75813

CLASS B PROXY CARD

THE MADISON SQUARE GARDEN COMPANY
Solicited by the Board of Directors for the
Annual Meeting of Stockholders on December 11, 2019

The undersigned hereby appoints Victoria M. Mink, Lawrence J. Burian and Mark C. Cresitello and each of them, jointly and severally, proxies with full power of substitution, to vote all stock of The Madison Square Garden Company (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the J.P. Morgan Club at the Madison Square Garden Arena, located on Seventh Avenue between West 31st Street and West 33rd Street, New York, NY 10121, on Wednesday, December 11, 2019, at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side. If you sign and return this proxy card but do not give any direction, these shares will be voted FOR ALL of the director nominees in Proposal 1 and FOR Proposals 2 and 3, in the discretion of the proxies, and upon such other matters as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

Important Notice: To attend the Annual Meeting you must have an admission ticket. To obtain an admission ticket, go to www.proxyvote.com or call 1-844-318-0137 (toll-free) or 925-331-6070 (international). The deadline to obtain an admission ticket is 5:00 p.m., Eastern Time, on December 2, 2019. For further details, see “How do I attend the 2019 annual meeting in person and what identification must I show?” in the Proxy Statement. In addition, video and audio recording devices and other electronic devices will not be permitted at the annual meeting and attendees will be subject to security inspections.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting, the Proxy Statement and Annual Report on Form 10-K of the Company.

(Continued and to be signed on the reverse side)

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting to Be Held on December 11, 2019

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	October 21, 2019
Date: December 11, 2019 Time: 10:00 a.m. Eastern Time
Location: J.P. Morgan Club at the
Madison Square Garden Arena
located on Seventh Avenue
between West 31st Street and West 33rd Street
New York, NY 10121

THE MADISON SQUARE GARDEN COMPANY TWO PENNSYLVANIA PLAZA NEW YORK, NY 10121	You are receiving this communication because you hold shares in the company named above.

This is not a ballot or a ticket. You cannot use this notice to vote these shares or attend the annual meeting. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE	PROXY STATEMENT	ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you would like to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 2, 2019 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: You may vote in person at the annual meeting. If you do not own the shares directly, you must have a legal proxy to vote these shares at the annual meeting. At the annual meeting, you will need to request a ballot to vote these shares. You must bring with you your admission ticket and a valid government-issued photo identification (federal, state, or local), such as a driver’s license or passport. Persons without an admission ticket and proper identification will not be permitted to attend the annual meeting. Video and audio recording devices will not be permitted at the annual meeting, and attendees will be subject to security inspections. Please check the proxy materials for additional requirements for, and information on, annual meeting admission requirements.

Vote By Internet: To vote by the Internet, go to www.proxyvote.com. Have the information available that is printed in the box marked by the arrow (located on the following page) and follow the instructions. Proxies submitted by the Internet must be received by 11:59 p.m. Eastern Time on December 10, 2019 (December 6, 2019 for participants in the AMC Networks Inc. 401(k) Plan).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Annual Meeting Registration: You must register and obtain an admission ticket to attend the annual meeting. Go to the “Register for Meeting” link at www.proxyvote.com to register.

Voting Items

Proposals to be voted on by the Class A Common Stockholders at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends you vote FOR ALL the following director nominees:

1.	Election of the following nominees as directors:

(01) Frank J. Biondi, Jr.
(02) Matthew C. Blank
(03) Joseph J. Lhota
(04) Richard D. Parsons
(05) Nelson Peltz
(06) Frederic V. Salerno

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of the appointment of our independent registered public accounting firm.

3.	Approval of, on an advisory basis, the compensation of our named executive officers.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please do not submit this card. Please refer to the “How To Vote” section of this notice to view the voting instructions.